FIRST AMERICAN INVESTMENT FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

Dated January 31, 2004

(as supplemented February 19, 2004)

Balanced Fund

Equity Income Fund

Large Cap Growth Opportunities Fund

Large Cap Value Fund

Large Cap Select Fund

Equity Index Fund

Mid Cap Index Fund

Small Cap Index Fund

Small Cap Growth Opportunities Fund

Mid Cap Growth Opportunities Fund

Mid Cap Value Fund

Small Cap Select Fund

Small Cap Value Fund

International Fund

Real Estate Securities Fund

Technology Fund

Corporate Bond Fund

Core Bond Fund

Intermediate Term Bond Fund

Short Term Bond Fund

High Income Bond Fund

U.S. Government Mortgage Fund

Arizona Tax Free Fund

California Intermediate Tax Free Fund

California Tax Free Fund

Colorado Intermediate Tax Free Fund

Colorado Tax Free Fund

Intermediate Tax Free Fund

Minnesota Intermediate Tax Free Fund

Minnesota Tax Free Fund

Missouri Tax Free Fund

Nebraska Tax Free Fund

Oregon Intermediate Tax Free Fund

Tax Free Fund

Ohio Tax Free Fund

Short Tax Free Fund

Intermediate Government Bond Fund

This Statement of Additional Information relates to the Class A, Class B, Class C, Class S and Class Y Shares of the funds named above (the “Funds”), each of which is a series of First American Investment Funds, Inc. (“FAIF”). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds’ current Prospectuses dated January 31, 2004. The financial statements included as part of the Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2003 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds’ Prospectuses by reference. To obtain copies of Prospectuses or the Funds’ Annual Report(s) at no charge, write the Funds’ distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

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Administrator	57
Distributor	58
Custodian and Auditors	65
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE	65
CAPITAL STOCK	71
NET ASSET VALUE AND PUBLIC OFFERING PRICE	101
FUND PERFORMANCE	105
TAXATION	124
REDUCING SALES CHARGES	126
Class A Sales Charge	126
Sales of Class A Shares at Net Asset Value	126
ADDITIONAL INFORMATION ABOUT SELLING SHARES	127
By Telephone	127
By Mail	128
Redemptions Before Purchase Instruments Clear	128
RATINGS	129
FINANCIAL STATEMENTS	132

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GENERAL INFORMATION

First American Investment Funds, Inc. (“FAIF”) was incorporated in the State of Maryland on August 20, 1987 under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.”

FAIF is organized as a series fund and currently issues its shares in 37 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the “Funds.”

For purposes of this Statement of Additional Information, “Equity Funds” shall constitute Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund, Large Cap Select Fund, Mid Cap Value Fund, Small Cap Value Fund, International Fund, Real Estate Securities Fund, Technology Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Mid Cap Growth Opportunities Fund, and Large Cap Growth Opportunities Fund. “Bond Funds” shall constitute Corporate Bond Fund, Core Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, High Income Bond Fund, U.S. Government Mortgage Fund and Intermediate Government Bond Fund. “Tax Free Funds” shall constitute Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Missouri Tax Free Fund, and Short Tax Free Fund. Each of the Funds are open-end management investment companies and, except for the Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund), Real Estate Securities Fund, and Technology Fund, are diversified investment companies. The Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund), Real Estate Securities Fund, and Technology Fund, are non-diversified investment companies.

Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B (except for the Tax Free Funds and certain Bond Funds), Class C (except certain Bond Funds and certain Tax Free Funds), Class S (except for the Tax Free Funds and certain Bond Funds) and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. (“FAF”); First American Strategy Funds, Inc. (“FASF”); First American Insurance Portfolios, Inc. (“FAIP”); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II Inc., American Select Portfolio Inc., and American Income Fund, Inc.), collectively referred to as the First American Closed-End Funds (“FACEF”).

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

The main investment strategies of each Fund are set forth in that Fund’s Prospectuses. Additional information concerning main investment strategies of the Funds, and other investment strategies which may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund’s investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund’s assets absent specific identification of that practice. Additional information concerning the Funds’ investment restrictions is set forth below under “Investment Restrictions.”

If a percentage limitation on investments by a Fund stated in this section or in “Investment Restrictions” below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund’s net assets (other than High Income Bond Fund, Corporate Bond Fund and, to the extent it can invest in convertible debt securities, Equity Income Fund) be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s) are contained in “Ratings” below.

Short-Term Investments

Most of the Funds can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by U.S. Bancorp Asset Management, Inc., the Funds’ investment advisor (“U.S. Bancorp Asset Management” or the “Advisor”), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission (“SEC”) with respect thereto.

Tax Free Funds, Bond Funds and the Balanced Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of United States or foreign banks; Eurodollar time deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee certificates of deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s or Moody’s, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor or the applicable Fund’s investment sub-advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor’s and Moody’s, see “Ratings.”

Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or the applicable Fund’s investment sub-advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable Rate Demand Obligations. Variable rate demand obligations (“VRDO”) are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

U.S. Government Securities

The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

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direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

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notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

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notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

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notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association (“GNMA”) mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “— Mortgage-Backed Securities” below for a description of these securities and the Funds that may invest in them.

Repurchase Agreements

The Funds may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of International Fund, such Fund’s investment sub-advisor, will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

When-Issued and Delayed Delivery Transactions

Each of the Funds (excluding Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

In connection with their ability to purchase securities on a when-issued or delayed delivery basis, Balanced Fund (with respect to its fixed income assets) and the Bond Funds may enter into mortgage “dollar rolls” in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund’s custodian will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or a Fund’s investment sub-advisor, if any, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Lending of Portfolio Securities

In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of International Fund, such Fund’s sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees  in connection with these loans.

The Advisor may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation.  The Advisor currently receives fees equal to 25% of the Funds’ income from securities lending transactions.  The Funds also pay an administrative fee equal to 0.025% based on total securities on loan.

In these loan arrangements, the Funds will receive collateral in the form of cash, United States government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund’s sub-advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.  See “Taxation.”

Options Transactions

To the extent set forth below, the Funds may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies on securities that they own or have the right to acquire. These transactions will be undertaken for the purpose of reducing risk to the Funds; that is, for “hedging” purposes. Options on futures contracts are discussed below under “— Futures and Options on Futures.”

Options on Securities. The Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund), Tax Free Funds and Bond Funds may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Stock Indices. The Funds may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

Options on Interest Rate Indices. The Bond Funds, Tax Free Funds and Balanced Fund may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate index options are always in cash. Gain or loss depends on interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

Writing of Call Options. These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or, in the case of International Fund, on foreign currencies. The Equity Funds may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, except that International Fund may write (sell) covered call options covering up to 50% of the equity securities owned by such Fund.

When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Funds may also write call options on stock indices the movements of which generally correlate with those of the respective Fund’s portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund’s portfolio securities.

The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Limitations. None of the Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are “in the money” at the time of purchase may be excluded from this 5% limitation. A call option is “in the money” if the exercise price is lower than the current market price of the underlying security or index, and a put option is “in the money” if the exercise price is higher than the current market price. A Fund’s loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

Futures and Options on Futures

The Funds may engage in futures transactions and options on futures, including stock and interest rate index futures contracts and options thereon.

A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests and increase the level of Fund assets devoted to replicating the composition of, respectively, the S&P 500 Composite Index, the S&P MidCap 400 Index or the Russell 2000 Index.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund’s total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund’s total assets. Futures transactions will be limited to the extent necessary to maintain each Fund’s qualification as a regulated investment company under the Code.

Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund’s total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to International Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund’s futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund’s ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks.  Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets.  There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Fixed Income Securities — Equity Funds

The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under “Short-Term Investments.” Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor’s or Baa by Moody’s (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor or the applicable Fund’s investment sub-advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

In addition, Equity Income Fund may invest up to 25% of its total assets and each of the other Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see “— Debt Obligations Rated Less Than Investment Grade.”

The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

Foreign Securities

General. Under normal market conditions, International Fund invests principally in foreign securities and the other Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) each may invest up to 25% of its total assets (25% of the equity portion of the Balanced Fund) in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

Furthermore, Short Term Bond Fund, Intermediate Term Bond Fund and Core Bond Fund may invest up to 15%, and Corporate Bond Fund and High Income Bond Fund may invest up to 25%, of total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

Emerging Markets.  International Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries.  Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries.  These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries.  To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation.  The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future.  In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries.  Further, no accounting standards exist in many developing countries.  Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.  Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund’s assets invested in such country.  To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries.  The risk of loss through governmental confiscation may be increased in such countries.

American Depositary Receipts and European Depositary Receipts. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Fund is uninvested. In addition, settlement problems could cause International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

Foreign Currency Transactions

International Fund invests in securities which are purchased and sold in foreign currencies. The value of the Fund’s assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Fund may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to “lock in” the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in “portfolio hedging” to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Fund’s investment sub-advisor’s decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the investment sub-advisor’s view regarding future exchange rates proves to have been incorrect, International Fund may realize losses on its foreign currency transactions.

As stated above, International Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. The Fund will comply with applicable SEC announcements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to segregate cash or liquid securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to segregate cash or liquid securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been “covered” by entering into an offsetting position. The Fund generally will not enter into a forward contract with a term longer than one year.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Mortgage-Backed Securities

Balanced Fund and the Bond Funds may invest in mortgage-backed securities that are Agency Pass-Through Certificates, private pass-through securities, or collateralized mortgage obligations (“CMOs”), as defined and described below.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

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In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

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A planned amortization class (“PAC”) of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

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An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

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An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

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A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to “caps” and “floors” on adjustments to the interest rates which they bear.

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A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a “mezzanine” class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Funds will invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities, except that Short Term Bond Fund will not invest such securities.

Adjustable Rate Mortgage Securities

The Bond Funds and Balanced Fund may invest in adjustable rate mortgage securities (“ARMS”). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

Real Estate Investment Trust (“REIT”) Securities

A majority of Real Estate Securities Fund’s total assets will be invested in securities of real estate investment trusts.  REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Because the Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs  also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Asset-Backed Securities

Balanced Fund and the Bond Funds may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Collateralized Debt Obligations

 The Bond Funds, other than Intermediate Government Bond Fund and U.S. Government Mortgage Securities Fund, may invest in Collateralized Debt Obligations (“CDOs”).  Similar to CMOs, CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans.  The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest.  The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates.  One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO.  The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers.  Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated  protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.  CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

Municipal Bonds and Other Municipal Obligations

The Tax Free Funds invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions.

Municipal Bonds. The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Refunded Bonds. With the exception of Nebraska Tax Free Fund, the Tax Free Funds may not invest more than 25% of Fund assets in unrated securities. Investments in refunded bonds are excluded from this limitation. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. For the purposes of excluding refunded bonds from the 25% limitation on unrated securities in the Tax Free Funds, there are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds.

The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from one to three percent above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Derivative Municipal Securities. Tax Free Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. Tax Free Funds may each invest up to 10% of their total assets in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations.

Municipal Leases. The Tax Free Funds also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

In light of these concerns, the Tax Free Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As set forth in “Investment Restrictions” below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

Temporary Taxable Investments

The Tax Free Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor’s or P-1 by Moody’s or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor’s or Baa by Moody’s or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.

Inverse Floating Rate Municipal Obligations

Each of the Tax Free Funds may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

Zero Coupon Securities

The Bond Funds and Tax Free Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.  In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the “Code”).

Interest Rate Caps and Floors

Bond Funds and Tax Free Funds may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

Swap Agreements

The Bond Funds may enter into interest rate, total return and credit default swap agreements.  The Bond Funds may also enter into options on the foregoing types of swap agreements (“swap options”) and in bonds issued by special purpose entities that are backed by a pool of swaps.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index.  The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index.  A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms.  The Funds may write (sell) and purchase put and call swap options.

Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term.  Total return swaps involve the exchange of a floating rate of interest for a coupon equal to the total return of a specified market index, usually over a three-month to one-year term.  Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.

One example of the use of swaps within a Fund may be to manage the interest rate sensitivity of the Fund.  The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund.  Or, the Fund may buy or sell swap options to effect the same result.  The Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

Another example of the use of swaps within a Fund is the use of credit default swaps to buy or sell credit protection.  A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event.  The seller of credit protection against a security or basket of securities receives an upfront or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

The use of swap agreements by a Fund entails certain risks.  Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund.  Total return swaps could result in losses if the reference index does not perform as anticipated by the fund.  Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

A Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option.  When a Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Guaranteed Investment Contracts

Short Term Bond Fund also may purchase investment-type insurance products such as Guaranteed Investment Contracts (“GICs”). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder’s rating of A or better by A.M. Best Company.

Debt Obligations Rated Less Than Investment Grade

Balanced Fund and Corporate Bond Fund may invest in both investment grade and non-investment grade debt obligations. High Income Bond Fund invests primarily in non-investment grade debt obligations.  Debt obligations rated BB, B or CCC by Standard & Poor’s or Ba, B or Caa by Moody’s are considered to be less than “investment grade” and are sometimes referred to as “high yield securities” or “junk bonds.” Balanced Fund and Corporate Bond Fund may invest in non-investment grade debt obligations rated at least B by Standard & Poor’s or Moody’s or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund (which means that the Fund may invest in bonds in default).

The “equity securities” in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund’s use of non-investment grade debt obligations may be more dependent on the Advisor’s and applicable sub-advisor’s own credit analysis than is the case with investment grade obligations.

Brady Bonds

High Income Bond Fund may invest in U.S. dollar-denominated “Brady Bonds.”  These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.  Those uncollateralized amounts constitute what is called the "residual risk."

If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds.  The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.  Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

Floating Rate Debt Obligations

The Bond Funds and Balanced Fund expect to invest in floating rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Fixed Rate Debt Obligations

The Bond Funds and Balanced Fund will invest in fixed rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other special purpose entities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

Payment-In-Kind Debentures and Delayed Interest Securities

High Income Bond Fund and Corporate Bond Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Preferred Stock

The Equity Funds and the Bond Funds other than U.S. Government Mortgage Fund, Intermediate Government Bond Fund and Short Term Bond Fund, may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

All of the Bond Funds may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Bond Funds as soon as practicable in an orderly manner (except that the Bond Funds that may invest in preferred stocks directly are not required to dispose of any preferred stock so acquired).

Trust Preferred Securities

The Bond Funds may invest in trust preferred securities.  Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation.  Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date.  Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt.  Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction.  See "Taxation."  Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters.  There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Participation Interests

High Income Bond Fund and Corporate Bond Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Fund’s investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody’s, or D by Standard & Poor’s.

Closed-End Investment Companies

The Tax Free Funds may invest up to 10% of their total assets in common or preferred shares of closed-end investment companies that invest in municipal bonds and other municipal obligations. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values.  Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Tax Free Funds and their shareholders. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

U.S. Treasury Inflation-Protection Securities

To the extent they may invest in fixed-income securities, the Funds may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date.  If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

Special Factors Affecting Single State Tax Free Funds

As described in their Prospectuses, except during temporary defensive periods, each of Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund and Oregon Intermediate Tax Free Fund will invest primarily in municipal obligations issued by the state indicated by the particular Fund’s name, and by the local and special-purpose political subdivisions of that state.  Each such Fund, therefore, is susceptible to the political, economic and regulatory factors affecting issuers of the applicable state’s municipal obligations.  The following highlights only some of the more significant financial trends for each such state, and is based on information drawn from reports prepared by state budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the respective state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information.  For each state, obligations of the local governments may be affected by budgetary pressures affecting the state and economic conditions in the state.  The Funds have not independently verified any of the information contained in such official statements and other publicly available documents, but are not aware of any facts which would render such information inaccurate.

The economy and financial operations of each state are exposed to the risk of cyclical national recessions.  In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures.  The economy of any state is inextricably linked to the health of the U.S. national economy.  Considerable risks remain for the national economy, including the threat of further U.S. involvement in wars abroad with Iraq and Korea.  Additional threats of terrorism in the U.S. remain at the forefront of concern.  Other risks include the implosion of the real estate market or confidence erosion on Wall Street due to accounting and other regulatory improprieties.  These, and other national threats, may directly or indirectly influence the obligations of each state’s local governments.

Arizona.  Located in the country’s sunbelt, the State of Arizona (the “State” or “Arizona”) has been, and is projected to continue to be, one of the fastest growing areas in the United States. Based on 2000 U.S. census figures, Arizona ranks 20th in U.S. population.  Also important to the State’s development is the diversity of its economic growth.  As growth in the mining and agricultural employment sectors has diminished over the last 25 years, significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance and real estate.  Arizona’s strong reliance on the electronics manufacturing industry exposes it to dependence on the pace of business investment in information technology products and services.    High tech industries include electronics, instruments, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its strong optics cluster of entrepreneurial companies, also has a concentration in aerospace.    In addition, the State’s dependence on the hospitality and construction industries exposes its economy to shocks in consumer confidence.

The State is divided into 15 counties.  Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 75% of total population and 80% of total wage and salary employment in Arizona, based on 2000 estimates.  Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and the surrounding cities of Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale.  Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the State’s second most populous city.  Arizona’s population is concentrated in the Phoenix area. Also, the state-wide population tends to fluctuate seasonally. The State has a significant winter tourist and part-time resident population. These demographic factors affect the amounts of revenue generated to pay for Arizona bonds. It also limits the diversity of these bonds.

Arizona was hit hard in the last recession because so many of the state’s export industries — those that bring money into the region from outside — are tied to business spending. Tourism, particularly in the urban areas, is heavily skewed to business travel. Manufacturing, which is heavily high tech, is also tied to business spending as a result of the massive levels of investment by firms in productivity tools. The forecasted rise in business spending on the national level should benefit Arizona significantly, as should any boost from a weaker dollar.

The biggest risk for the Arizona economy is that the U.S. economy will not grow as fast as expected. The State is also exposed to the same risks as the nation at large with respect the export picture. Like all states, Arizona is exposed to the repercussions of geopolitical shocks. Fortunately, a relatively high share of Arizona exports head to Asia, and that region is doing relatively well. Further, many of Arizona’s Asian exports are assembled into products that are imported into the U.S., where consumer demand is generally higher than most countries.

Obligations of the State or local governments may be affected by budgetary pressures affecting the State and economic conditions in the State.   On January 15, 2004, Arizona’s governor released an overview of her budget plan for FY 2004 and 2005.  The governor proposed a $7.2 billion budget for the state's next fiscal year, a 10 percent increase over last year’s budget.  The governor noted that the improving economy would increase tax collections to the point where the projected shortfall between revenue and spending would be down to $310 million.  Tax collections started rebounding in mid-2003 and the governor’s budget projected a 7.3 percent boost in collections next year, the same as this year's increase from last year.   With revenues short an estimated $310 million of projected expenses, the governor proposed five "fiscal bridges" totaling $377 million to balance the budget.  Also, the governor’s proposed budget separates $515 million in other costs from the general spending plan for the 2004-2005 fiscal year. She plans to use forms of borrowing to cover those expenses for school upgrades and construction, prison expansion and a lawsuit settlement.  Certain municipal securities of local Arizona governments may be obligations of issuers which rely on State aid and future cuts in State spending and budgetary constraints may adversely affect local government by shifting additional monetary and administrative burdens onto local governments.  There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations.  Since most of the State’s tax revenues come from volatile sources – sales and personal income taxes – the result is often fiscal stress during times of recession.  In Arizona, around 88% of General Fund revenue flow is made up of individual income tax and sales tax collections, with corporate income taxes accounting for less than 10% even in robust years.  With the economic rebound in the economy, sales tax growth in Arizona has increased from near zero growth last year.  As of the end of November 2003, projections for Fiscal Year (“FY”) 2004 call for rate increases of 3.3% in FY 2004, which is modest, but well below the average of 9% growth in the late 1990s.  As of the end of November 2003, year-to-date General Revenue fund collections of $2.6 billion are a total of 11.8% above last year. Adjusting for the one-time federal cash assistance grant, Urban Revenue Sharing (URS) funds distributed to cities and towns, and tax amnesty collections provides a better picture of underlying economic growth. After making these adjustments, year-to-date collections through November 2003 are 5.7% greater than last year.

As of the end of November 2003, State sales tax revenues increased by 8.3% over November of last year, bringing the year-to-date growth rate up to 7.4%. Sales tax collections were $57.0 million above the forecast for the year. Corporate income tax collections were up almost $31 million over forecast for the month due to an unusually high amount of audit collections.  Year-to-date collections were 23.3% ahead of last year, and $29.9 million over forecast. The increases in sales and corporate collections were partially offset by a decrease in individual income tax collections, which were (4.4)% below last year, or $(11.5) below the forecast. Withholding tax collections continued to be weak, and after 5 months were down (1.3)% compared to last year. Year-to-date, net collections were down by (0.5)%. Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local municipalities in the State.

The state of Arizona does not issue general obligation bonds. As a result, Arizona municipal bonds are issued by local jurisdictions (cities, school districts) or are tied to specific municipal projects. This also means that bonds are not always backed by state-wide revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

Although the State does not issue general obligation debt, as of September 4, 2003, Moody’s and Standard and Poor’s give its lease obligations A1 and AA ratings, respectively. Both Moody’s and Standard and Poor’s placed Arizona on negative watch citing budgetary constraints and lack of financial flexibility as the reason. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

In 1990 the State legislature enacted a formula-based Budget Stabilization Fund (a “Rainy Day” fund) into which deposits are required to be made during years of “above-trend” economic growth, for use in “below-trend” periods.  Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

Local governments face additional risks and constraints that may limit their ability to raise money.  Certain obligations held by the Arizona Tax Free Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue.  The taxing powers of Arizona local governments and districts are limited by Arizona law.  Arizona has two components of property taxes—primary and secondary.  Primary property taxes can be collected by the State, counties, cities, community college or school districts and are dedicated for operation and maintenance expenditures of the respective jurisdiction.  Secondary property taxes may be levied for voter-approved budget overrides, special districts, or to pay for bonded indebtedness.

Under the primary system, limitations have been enacted that restrict the ability to raise property taxes.  Property value is the basis for determining primary property taxes of locally assessed real property and may increase by more than 10% per year only under certain circumstances.  Under the secondary system, there is no limitation on annual increases in full cash value of any property.  Additionally, under the primary system, annual tax levies are limited based on the nature of the property being taxed, and the nature of the taxing authority.  Taxes levied for primary purposes on residential property only are limited to 1% of the full cash value of such property.  In addition, taxes levied for primary purposes on all types of property by counties, cities, towns and community college districts are limited to a maximum increase of 2% over the prior year’s levy, plus any amount directly attributable to new construction and annexation and involuntary tort judgments.  The 2% limitation does not apply to taxes levied for primary purposes on behalf of local school districts.  Annual tax levies for bonded indebtedness and special district assessments are unlimited under the secondary system.  There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.

Provisions of the Arizona Constitution and State legislation limit increases in annual expenditures by counties, cities and towns and community college districts and school districts to an amount determined by the Arizona Economic Estimates Commission.  This limitation is based on the entity’s actual expenditures for FY 1979-80, with this base adjusted annually to reflect changes in population, cost of living, and boundaries.

Obligations of the State or local governments may be affected by budgetary pressures affecting the State and the ability of the State to raise revenue.  In November of 1992 a law was passed stating that any legislation that provides for a net increase in State revenues will be effective only on the affirmative vote of two-thirds of the members of each house of the State Legislature, and Gubernatorial approval.  If the Governor vetoes the measure, then the legislation may not become effective unless the legislation is approved by an affirmative vote of three-fourths of the members of each house.  The constitutional amendment does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the Legislature.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Arizona municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Arizona Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Arizona municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Arizona municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

California.  The economy of the State of California (the “State” or “California”), largest among the states, is also one of the largest in the world.  Although agriculture is gradually yielding to industry as the core of the State’s economy, California leads the nation in the production of fruits and vegetables, including carrots, lettuce, onions, broccoli, tomatoes, and strawberries.  Much of the State’s industrial production depends on the processing of farm produce and upon such local resources as petroleum, natural gas, lumber, cement, and sand and gravel.  Since World War II, however, manufacturing, notably of electronic equipment, computers, machinery, transportation equipment, and metal products, has increased enormously.  Defense industries, a base of the economy especially in California, have declined following the end of the c old war, dealing a serious economic blow to the State. These demographic factors affect the amounts of revenue generated to pay for California bonds.

The State’s population of over 34 million has doubled since 1960 and constitutes over 12% of the U.S. total.  In 1996, the California economy entered into a phase of rapid growth.  Prior to this phase, personal income growth had lagged behind U.S. growth, but in each year since 1997, personal income has exceeded national levels.  Per capita income, which had been 10% above the national average in 1990, fell to only 3% in 1997, but climbed back to 5% above the national average in 1999.  Employment and income are not concentrated in any one sector.  In fact, California’s economy closely mirrors that of the U.S. with slightly less manufacturing concentration in California than the U.S., and slightly more services.

California’ credit quality has been affected by national recessions in the past.  In the early 1990s, California was especially hard hit by the national recession and experienced three credit-rating downgrades by both Moody’s and Standard & Poor’s.  Led by declines in defense-related activities and construction (especially commercial real estate), the State lost over 700,000 jobs between 1990-1993, or about 5% of non-agricultural employment.  The recession resulted in a failure by State government to realize revenue and spending targets.  The State budget was chronically imbalanced in 1991 and 1992.  State aid was reduced, spreading fiscal stress to local governments.

Following the severe recession in the early 1990s, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia). The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, economic decline in tourism-based areas. Job losses have been concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Unemployment reached almost 7% by year-end, at which time the State Department of Finance described the State economy as “in a holding pattern.” Personal income rose by only 1% in 2002. Residential construction and home sales remained strong, in part due to low interest rates, but nonresidential construction declined for the second consecutive year in 2002. In January, 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

More recently, the State continues to suffer the effects of a weak economy with the combination of a mild Statewide economic recession, but with a severe downturn in the high technology sector centered in the San Francisco Bay Area and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. By 2002, the State faced a budget “gap” of more than $23 billion, over 25% of its General Fund revenue. By January 2003, the Governor reported that revenues were expected to be substantially below earlier projections, and estimated that a budget gap of almost $35 billion would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year. In May 2003, the Governor increased the estimate of the budget gap to $38.2 billion. To close this gap, the Governor proposed a combination of large spending cuts, transfers of program responsibility to local governments, limited fund transfers, deferrals and loans, and issuance of bonds to spread out repayment of a $10.7 billion accumulated budget deficit over several years.

The State began the new fiscal year on July 1, 2003 without a budget, amid strong partisan disagreement in the Legislature about the nature of spending cuts and tax increases needed to complete a budget.  Elected in California's historic recall election in October 2003, Governor Arnold Schwarzenegger took over with a state budget deficit of close to $15 billion.   Although voters will be asked to borrow the money needed to pay off that debt, Schwarzenegger also faces a new deficit of at least $14 billion next year. In January of 2004, Governor Schwarzenegger  proposed a budget for the coming fiscal year that includes a mix of cuts, borrowing and fund shifts.  The Governor’s plan did not contemplate raising taxes.  The plan featured $4.6 billion in spending cuts mainly in education and welfare programs. As proposed, the plan hinges on a $15 million bond issuance in order to refinance existing debt short-term debt. The bond issuance, which will go before voters on March 2, 2004 would be the largest municipal issue on record.  A two-thirds vote of each house of the Legislature is required to adopt the budget.  Local governments could potentially face large costs associated with the burden of administering new programs if responsibility for these programs is transferred from the State to the local governments.   In addition to that, local governments in California could suffer fiscally if the state government halts payments to local governments that filled the void created when vehicle license fees were slashed during the economic boom several years ago.  Money from the vehicle license fees goes to local governments, so when fees were recently lowered by the State, the State pitched in the amount of money lost so local governments would not lose needed income.  In addition to potential losses such as this, local governments may face other reductions in State fiscal aid for various programs.

The average credit rating among states in the U.S. for “full faith and credit” state debt is “Aa2” as determined by Moody’s and “AA” as determined by Standard & Poor’s.  Prior to 1991, the State’s general obligation bonds had enjoyed the highest rating by either Moody’s or Standard & Poor’s.  California’s high credit quality reflected the growth of its strong and diversified economy, a low debt position, wealth levels higher than the national average, and a generally sound and stable financial position.  However, California’s credit quality declined after the onset of the national recession in 1990.  In early December of 2003, Moody's dropped the State's rating from A3 to Baa1, just three steps above junk, the level at which institutional investors typically cannot invest in the securities. The rating service noted the recent cut in the State's vehicle license fee and "a continuing inability to reach consensus on solutions to its budget and financial problems." The rating cut to 'Baa1' from 'A3' put Moody's rating on California just above Standard & Poor's Ratings Services' 'BBB' rating and below the 'A' rating assigned by Fitch Ratings.  Should the financial condition of California continue to deteriorate, its credit ratings could be reduced further, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

In addition to California credit quality, there are a number of additional risks.  Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations.  Such revenues may be affected by limitations imposed on new taxes or tax increases.  In 1978, State voters approved an amendment to the State Constitution known as Proposition 13.  The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues.  State legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and the assumption by the State of certain obligations previously paid out of local funds.  More recent legislation has, however, reduced State assistance payments to local governments.  There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

In 1986, voters approved Proposition 62, a statutory initiative which required majority voter approval of local general taxes and restated the two-thirds voter approval requirement for local special taxes.  However, in response to subsequent California court decisions, which labeled the general tax vote requirement unconstitutional, cities, counties and other local governments increased or imposed new general taxes in the 1990s without voter approval.  These commonly took the form of utility user’s taxes, business license fees and hotel taxes.

To close certain loopholes in Propositions 13 and 62, in November 1996, California voters approved Proposition 218.  The initiative applied the provisions of Proposition 62 to all entities, including charter cities.  It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-third majority vote.  Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user’s taxes without a popular vote.  Proposition 218 limits the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services.  Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.  Due to limitations like Propositions 13, 62 and 218, obligations of the State or local governments may be affected by the ability of the State to raise revenue.

Another risk, which results from Article 13(A) of the California Constitution, concerns the security provisions for debt repayment.  Since 1986, general obligation debt issued by local governments has required voter approval by a two-thirds majority.  As a result, much of tax-backed debt now issued by California local governments is not general obligation debt, does not have “full faith and credit” backing, and has higher credit risk and more limited bondholder rights.

Some risks in California apply more to local issuers than to state government.  In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing.  In some parts of California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.

Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.  For example, in December 1994 Orange County, California, together with its pooled investment funds, which included investment funds from other governments, filed for bankruptcy.  The Orange County has since emerged from bankruptcy.  Los Angeles County, the nation’s largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and a structural deficit in its health department.

California has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry.  These include imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing and other requirements.  Widely publicized difficulties in California’s energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to have stabilized. Energy difficulties are mitigated by the fact that California’s economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.  Additional risks exist and others may develop in the future.  The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

Finally, California is subject to unique natural hazard risks.  Earthquakes can cause localized economic harm which could limit the ability of governments to repay debt.  Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water.  One of the State’s most acute problems is its need for water.  The once fertile Owens valley is now arid, its waters tapped by Los Angeles, 175 miles away.  In the Imperial, irrigation is controlled by the All-American Canal, which draws from the Colorado River.  In the Central Valley the water problem is one of poor distribution, an imbalance lessened by the vast Central Valley project.  Cutbacks in federally funded water projects in the 1970s and 80s led many California cities to begin buying water from areas with a surplus, but political problems associated with water sharing continue.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the California Intermediate Tax Free Fund and California Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of California municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

 Colorado.  The State of Colorado (the “State” or “Colorado”) is the most populous state in the Rocky Mountain region.  The State has two distinctive geographic and economic areas.  The eastern half of the State consists of the eastern plains which are flat, open and largely devoted to farming, and the Front Range which contains the major metropolises.  The State’s population and wealth are concentrated in the Front Range, principally in four major metropolitan areas:  Denver/Boulder, Colorado Springs, Fort Collins/Greeley and Pueblo. These demographic factors affect the amounts of revenue generated to pay for Colorado bonds. They may also limit the diversity of these bonds.

Denver, the State capital and the largest city in Colorado, is the major economic center in the State and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance and banking.  More recently, the Front Range has attracted advanced-technology industries.  The State’s economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level.  The State economy and State financial operations are exposed to the risk of cyclical national recessions.  In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures.

Colorado was arguably among the hardest hit during the recent national recession, primarily because of the region’s higher employment concentration in the areas of technology, telecommunications, travel, and tourism.     Employment conditions deteriorated worse than the national average resulting in slower personal income growth. Homebuilding and commercial construction have also softened amid weakening demand and rising office vacancies. As the national economy rebounds, the State economy is expected to follow; however, the recovery is expected to arrive later than it will in other parts of the nation.

 Although Colorado has no outstanding general obligation debt, Standard & Poor’s rates Colorado lease obligations AA- as of September 4, 2003. Moody’s and Fitch have no ratings for Colorado obligations. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest.

The State’s budget process begins in June of each year when State departments prepare both operating and capital budgets for the fiscal year beginning 13 months later.  In August, these budgets are submitted to the Office of State Planning and Budgeting (“OSPB”) for review and analysis.  The OSPB advises the Governor on departmental budget requests and overall budgetary status.  Budget decisions are made by the Governor following consultation with affected departments and the OSPB.  The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year.

Like many states, the state of Colorado faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of September 11, 2001.  Recently, however, the State’s financial situation has improved and Colorado managed to close an $809 million gap in 2003 with spending reductions and revenue enhancement measures. The $5.5 billion budget for 2003 is funded by a projected 6.1% increase in general fund revenues.  Colorado’s legislature authorized a cash flow reserve that, when funded, will hold $200 million in reserves. The fiscal year 2003 ending fund balance is reported to be $132.4 million.

Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations.  The largest source of the State’s General Fund revenues is receipts generated by the individual income tax.   Since most of Colorado’s tax revenues come from volatile sources – sales and personal income taxes – the result is often fiscal stress during times of recession.   According to the most recent OSBP forecast dated December 18, 2003, General Fund revenues are expected to increase 5.6 percent in FY 2003-04. The change is primarily due to an upward revision in individual and corporate income tax receipts, which were increased by $42.6 million and $88.5 million, respectively.  Net individual income tax receipts are predicted by the OSBP to increase 8.8 percent in FY 2003-04 and 4.6 percent in FY 2004-05.  Net corporate income tax receipts increased 26.5 percent in FY 2002-03. They are forecast to increase 2.6 percent in FY 2003-04 and to grow 9.5 percent in FY 2004-05. Corporate tax receipts are the most volatile revenue source for the State’s General Fund, but comprise less than four percent of total collections. Corporate cost cutting measures undertaken over the past few years, coupled with soaring productivity increases, have improved profitability in Colorado businesses. National corporate profits are forecast to rise 11.2 percent in 2003 and 17.3 percent in 2004 as the economy continues to strengthen. Sales tax revenues declined 3.0 percent in FY 2002-03 compared with FY 2001-02.  They are forecast to increase 3.9 percent in FY 2003-04. Sales tax revenues are rising, in part, because of the fiscal stimulus provided by the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 and because homeowners spent some of their equity when they refinanced their mortgages over recent months.

The adoption by voters of revenue and expenditure limitations poses additional risks in Colorado.  Unlike in many states, in Colorado, only voters can approve tax increases, making it harder to increase state and local revenues.  The Taxpayers Bill of Rights (“TABOR”) is one limitation, which applies to all levels of state and local government.  TABOR limits increases in state revenue collections from one year to the next to the rate of inflation rate plus the percentage of population growth and requires voter approval of tax increases.  Voter approval is also required for any new taxes or to increase current taxes.  Any surpluses the State collects must be returned to taxpayers.  TABOR does not allow the State to raise taxes and increase spending during an economic downturn. After logging TABOR revenue surpluses for five years, the TABOR surplus vanished in FY 2001-02 and remains absent through FY 2005-06. Indeed, FY 2002-03 TABOR revenues were lower than the TABOR limit by $584.3 million. The State does not expect the TABOR surplus to reappear until FY 2006-07 and even then, the surplus is relatively small in that year.

Adding to the problem has been voter approval in 2000 of two ballot measures - Amendment 23 that guarantees Colorado’s public schools additional funds for the next 10 years and Referendum A, which will grant senior citizens tens of millions of dollars in property tax relief.

The State has accumulated very limited emergency reserve funds and it does not currently have a device in place, such as a “Rainy Day” fund, to smooth government revenues and expenditures over the business cycle.  Article XX of the Colorado Constitution, enacted by popular vote in response to the 1992 TABOR initiative, includes a requirement for an “emergency reserve fund” of 3% of the annual budget.  This emergency reserve fund is specifically forbidden for use in economic emergencies.  It can only be used in the case of a natural disaster like a flood or tornado, and all dollars used must be repaid by the close of the fiscal year.

Issuers of municipal securities that rely on revenue sources, such as property taxes, may encounter financial constraints that impact the obligations of these issuers.  Recently, many of the State’s resort-related commercial real estate has converted to residential property in the form of timeshares.  Under the State constitution, commercial properties are taxed at a higher rate than are residential parcels. As more commercial real estate converts into residential real estate, there may be less tax income from property tax to fund local governments. Under the Gallagher Amendment to the Colorado Constitution enacted in 1982 the state’s total residential assessed value cannot make up more than 45 percent of the overall assessed value of property in the state. That means as home values rise, or new homes are constructed, the 45 percent cap forces residential real estate to be assessed at an ever-decreasing rate.

The state’s tourism industry rebounded this year after suffering through last summer’s drought and wildfires. Passenger traffic at Denver International Airport in October 2003 was the second highest in the airport’s history and 11.5 percent higher than in October 2002.  If there is another U.S. terrorist attack, Colorado’s tourism industry could be crippled even more as visitors fearful of traveling stay home.

Finally, Colorado is subject to unique natural hazard risks.  One unpredictable factor is the weather.  If there is good snow for the 2003-2004 ski season the profits of  ski resort and the tourism industry as a whole could likely benefit.  Meanwhile, 18 of Colorado’s ski resorts were open for the Thanksgiving weekend, with up to six feet of snow in some areas. However, the year-to-date metro Denver hotel occupancy rate averaged 58.3 percent through October 2003 compared a 60.1 percent year-to-date average through October 2002.

Ample snow would also likely mean fuller reservoirs and could potentially reduce the chance of future severe droughts like the one currently experienced.  Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water.  According to snowpack measurements released early January 2004 by the U.S. Department of Agriculture’s Natural Resources Conservation Service, the statewide snowpack also is above average for the first time in at least two years of lingering drought. A storm early in 2004 pushed the statewide snowpack to 108 percent of the 30-year average, according to the NRCS. Winter snowpack is vital in Colorado, providing more than 80 percent of the water residents, farms and industries use year-round. The big snow this winter eased once-intense drought worries.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Colorado municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Colorado Intermediate Tax Free Fund and Colorado Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Colorado municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Colorado municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

Minnesota.  Minnesota’s constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota’s Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota’s Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota’s legislature is not in session the Governor is empowered to convene a special session.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State’s economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. The State’s unemployment rate continues to be substantially less than the national unemployment rate. Since 1980, Minnesota per capita income generally has remained above the national average. Although the State expects strong economic growth in 2004, State revenue growth typically lags economic recovery.

The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions.  During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees.  On December 3, 2003, the Minnesota Department of Finance released an Economic Forecast projecting, under then current laws, a general fund deficit of $185 million for the biennium ending June 30, 2005, total General Fund expenditures and transfers of $28.157 billion for the biennium, and a $631 million budget reserve at June 30, 2005.   The forecast deficit is not automatically reduced by the budget reserve, because gubernatorial or legislative action is required to access the reserve.  Minnesota’s Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but the Commissioner of Finance, with the approval of the Governor, has statutory authority in the event of a projected deficit to release reserve funds and reduce unexpended allotments of prior transfers and appropriations.  The Department’s December 3, 2003 planning estimates showed a “structural deficit” of  $440 million for the fiscal year ending June 30, 2006 and a “structural balance” of $46 million for the fiscal year ending June 30, 2007, in both cases under then current laws without any adjustment for inflation.  Another Economic Forecast is expected to be released at the end of February 2004.  The Minnesota Council of Economic Advisors has urged the State to increase its budget reserve to 5 percent of biennial spending.

The State is a party to a variety of civil actions that could adversely affect the State’s General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State’s financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

Certain Minnesota tax legislation (see “Tax Matters — Minnesota Tax Matters”) and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota municipal bonds held by the Fund.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Minnesota municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Minnesota Intermediate Tax Free Fund and Minnesota Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

Missouri.  Missouri’s economic base is diversified and its economic profile generally resembles that of the nation.  Between July and October, national employment grew by 286,000 jobs, while Missouri employment was up by more than 25,000. Now that employment has begun to increase, there is hope that the “jobless recovery” is over and that a period of substantial growth will occur.

Missouri has gone against the recent national trend of job losses. Between January and October 2003, national employment declined by 220,000 while Missouri employment was up by 18,000. Missouri ranked in the top third of the nation in job growth during 2003. Comparing November 2002 to November 2003 figures, employment increased by 5,000 in the state. As a comparison, the time between January 2002 and January 2003 showed a drop of 70,000 jobs. Missouri’s unemployment rate was consistently below the national average during the recent recession, in most cases by a half percent or greater. The state unemployment rate dropped from 5.2 percent in October 2003 to 5.0 percent in November 2003. The November 2003 unemployment rate was nine-tenths below the national rate.

Improvement in the manufacturing sector continues to contribute to Missouri’s economic recovery.  Manufacturing jobs make up about 14% of Missouri employment.  Missouri had lost manufacturing jobs over the last 10 months of 2003, but the state’s loss of 0.5 percent ranked among the 12 best states in manufacturing employment.   Manufacturing employment in the state stabilized in early 2003 at about 313,000 jobs. Because Missouri and certain municipalities have large exposure to industries like manufacturing, trends in these industries, over the long term, may impact the demographic and financial position of Missouri and its municipalities.

The State’s dependence on manufacturing also leaves its industry vulnerable to possible cutbacks in defense spending.  Over the past decade, Missouri has consistently ranked among the top eight states in total military contract awards.  Agriculture is also important to the Missouri economy.  The State consistently ranks high in the amount of cash receipts it receives from farm crops, livestock and products.  Because of this, Missouri is subject to unique natural hazard risks.  Cycles of drought and flooding are concerns insofar as they affect agricultural production, in addition to affecting drinking water and power supplies.  Missouri, along with several other Midwestern states, has recently experienced moderate to severe shortages of precipitation. Recently, above normal precipitation over northern Missouri has helped to recharge soil moisture reserves. More soil moisture recharge over northwestern Missouri is needed to offset the drought conditions that have been affecting the region for more than two years.

Missouri’s budget is approved on an annual basis.  The budget for FY 2004 began in July 2003 and another budget must be approved in July 2004. The FY 2004 budget plans more than $1.1 billion in core cuts over three years.  The Fiscal Year 2004 budget plans that net general revenue collections will increase by $149.7 million over the projected final Fiscal Year 2003 estimate, a 2.5 percent growth rate.  In light of a general economic recovery apparent on the national horizon, the revenue picture for Missouri appears to be improving.  Halfway through the state's fiscal year, Missouri's tax revenues were up nearly 5 percent. From July through December 2003, Missouri's net general revenues -- excluding a one-time grant of $95 million in federal budgetary aid -- were up 4.8 percent during the first half of the fiscal year, according to a  Missouri Department of Revenue report released on January 6, 2004. As of December 2003, the Missouri Department of Revenue reported that general revenue collections, net of refunds, increased by 7.9 percent year-to-date, from $3.0 billion last year to $3.2 billion this year, and increased 1.2 percent for the month of December.

 Sales and use tax collections increased 3.5 percent for the year-to-date, from $914.8 million last year to $947.2 million this year. Individual income tax collections increased 2.7 percent year-to-date, from $1.91 billion last year to $1.97 billion this year.  Corporate income and franchise tax collections decreased 1.6 percent year-to-date, from $193.3 million last year to $190.2 million this year.

Fixing potential State revenue shortfalls may be complicated by the fact that the State constitution prohibits raising taxes beyond a certain point without voter approval.  The adoption by voters of revenue and expenditure limitations, like Missouri’s Hancock Amendment, a measure that limits the growth of State-government income, has placed many local governments under a degree of fiscal stress.  The amendment, which was approved by voters in 1980, generally restricts the growth of State income to the rate of growth of personal income in Missouri.  It also requires that voters must approve most government tax or fee increases.  Since 1995, about $1 billion in State income has been returned to Missouri taxpayers because the State’s tax collections breached the Hancock ceiling.

In November 2000 the voters of Missouri approved the creation of a Budget Reserve Fund (commonly called the “Rainy Day” fund) by combining the State’s Cash Operating Reserve Fund and the Budget Stabilization Fund.  The

fund is required to have 7.5% of the previous year’s net general revenue collections.  Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

Local governments face additional constraints that may limit their ability to raise money. These constraints may impact the municipal obligations of these issuers.  In Missouri, the property tax has traditionally been the largest source of revenue for local governments in general.  Property taxes are taxes on the value of real property (such as land and buildings) owned by a resident or business in the community and are paid on an annual basis.  For counties, property tax revenues are 40% of total revenues, and for municipalities, 17%.  In Missouri, tax levies were reduced following reassessment pursuant to Article X Section 22 of the Constitution of Missouri adopted by the voters in 1980 to ensure that taxing jurisdictions would not reap windfalls as a result of biennial reassessments.  Thus, revenues generated after implementation of reassessment did not increase appreciably from revenues received prior to the statewide reassessment program.

There are also limitations on state and local debt issuance that may affect the ability to generate revenue on a state and local level.  Limitations on the State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri.  The General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to voters of the State, and the bonds may be issued if approved by a majority of those voting.  Locally, under Article V of the Missouri Constitution, no county, city, incorporated town or village, school district or other political corporation or subdivision of the State is allowed to incur debt beyond its the income and revenue provided for such year plus any unencumbered balances from previous years.

Missouri has a Constitutional Amendment from 1980 that limits revenue to the ratio of fiscal year 1980-1981 State revenue to calendar year 1979 State personal income (5.64%) multiplied by the greater of State personal income in the previous calendar year or the average State personal income over the previous three calendar years.  No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of State grants to local governments will continue.  Future spending cuts and budgetary constraints may adversely affect local government by placing shifting additional monetary and administrative burdens onto local governments.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Missouri municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Missouri Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Missouri municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Missouri municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

Nebraska.  Agriculture is Nebraska’s dominant occupational pursuit.  The State’s chief agricultural products are cattle, corn, hogs, soybeans, and wheat.  As the dollar depreciates against other foreign currencies, U.S. exports are promoted.  Nebraska’s agriculture sector has a large dependency on international markets.  If the U.S. dollar falls too quickly, this could harm Nebraska’s trading partners, weakening their economies and lowering their demand for Nebraska products.  A controlled lowering of the U.S. dollar is most beneficial to the Nebraska economy.

Because of the importance of agriculture, Nebraska is also subject to unique natural hazard risks.  Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water.   While soil moisture conditions across Nebraska are improved from 2002 and early 2003, much of the state still is categorized as being in drought moderate or severe.   That leads to less sales tax revenue, less income tax, fewer sales at retailers in rural Nebraska and other potential negative effects on local municipal government.

Nebraska’s largest industry is food processing, which derives much of its raw materials from local farms.  The State has diversified its industries since World War II, and the manufacture of electrical machinery, primary metals, and transportation equipment, is also important.  Mineral deposits of oil (discovered in Cheyenne County in 1949-50), sand and gravel, and stone contribute to the State’s economy.  Preliminary numbers from the state Department of Labor show the Nebraska labor force averaged 977,625 in September 2003. The annual average Nebraska unemployment rate has been among the lowest in the nation for the last decade. In September 2003, state Department of Labor data show the

Nebraska not seasonally adjusted unemployment rate was 3.6 percent. The not-seasonally -adjusted national rate for September 2003 was 5.8 percent.

Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. A decline in State revenues may adversely affect the obligations of these municipal security issuers.  Like many states, Nebraska faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of September 11, 2001.  State government was forced to confront a decline of approximately $648 million in forecasted tax receipts since the adoption of the biennial budget in 2001.  During three successive legislative sessions about $521 million in fund lapses, spending cuts, and tax measures were adopted to begin to address the lack of revenue.  The decline in actual and forecasted tax receipts was precipitous and occurred faster than the Legislature could implement changes to establish structural balance between tax receipts and appropriations.

Beginning in January 2003, legislators drafted a new two-year budget covering July 1, 2003, through June 30, 2005.  The State ended the 2001-2003 budget biennium $60 million short of the final forecast for FY 2001-2003.  This necessitated the short-term borrowing and repayment of $60 million from the Cash Reserve Fund. On October 31, 2003, the Nebraska Economic forecasting Advisory Board reduced revenue forecasts for the current biennium by $197.7 million, $80.9 million in FY 2003-04 and $116.8 million in FY 2004-05. On November 20, 2003, the Legislative Fiscal Office reported a $211 million budget gap for the 2003-2005 biennium as a consequence of revisions to current bieenium forecasts of net General Fund tax receipts and State agency requests for supplemental (deficit) appropriation.  For the first half of the fiscal year, net General Fund receipts for Sales and Use, and Individual Income taxes were below forecast by 2.4 and 0.1 percent, respectively. Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local governments in the State.

In his annual State of the State Address in January 2004 Governor Mike Johanns outlined his agenda for the 2004 Legislative Session.  The Governors’ proposed budget recommended no increase in taxes.  The Governor proposed utilizing federal fiscal relief funds provided to Nebraska, in order to avoid the need for harsh deductions in essential government services. His proposal included a reduction of $48 million in spending during the current budget biennium and trimmed future spending plans by $194.6 million.  Additionally, the governor guarded against overly optimistic revenue projections by planning for a 4 percent minimum operating reserve in the General Fund at the end of the 2005-2007 biennium.

Property taxes, all of which are collected for the use of local units of government, continue to be the single largest source of revenue for state and local government in Nebraska.  Prior to the 1990 passage of LB 1059, which significantly altered the manner in which elementary and secondary education is funded in Nebraska, property taxes often equaled or exceeded all State tax collections.  Property tax continues to bear a very significant load of the total tax burden in Nebraska.  Net property taxes (net means after subtracting homestead exemptions or other credit programs) comprise 32% of the entire burden, about one-third.  Income taxes, individual and corporate, combine to contribute 28.2% of the total; sales taxes constitute 25.1% of the total.  Any significant downturn in the real estate market may have an adverse impact on the total amount of property tax revenue generated by the State or local governments.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Nebraska municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Nebraska Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Nebraska municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Nebraska municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

Ohio.  Ohio’s economy is concentrated in automobile production and equipment, steel, rubber products and household appliances.  Because Ohio and certain municipalities have large exposure to these industries, trends in these industries, over the long term, may impact the demographic and financial position of Ohio and its municipalities. In addition, this large exposure limits the diversity of Ohio bonds.  As a result of this exposure, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole.  During the past two decades, both the number and percentage of manufacturing jobs, particularly in durable goods, has declined.

Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State’s economy, the greatest growth in Ohio’s economy in recent years has been in the non-manufacturing sectors. In 2000, Ohio’s economic output as measured by gross state product (GSP) totaled $373 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector as a whole ($89 billion) and third in durable goods ($60 billion). As a percent of Ohio’s 2000 GSP, manufacturing was responsible for 24%, with 19% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state with 2001 merchandise exports totaling $27 billion.  The State’s leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 60% of that total.

One factor constraining Ohio’s economic growth is its weakened demographic profile, particularly its difficulty holding on to its university graduates.  To the degree that Ohio municipalities are exposed to domestic manufacturers that fail to make competitive adjustments, employment rates and disposable income of Ohio residents may deteriorate, possibly leading to population declines and the erosion of municipality tax.

With 14.8 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 78,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy.  Because of agriculture’s importance, Ohio is subject to unique natural hazard risks.  The availability of natural resources, such as water and energy, is of vital nationwide concern. Cycles of drought and flooding are concerns insofar as they affect agricultural production.  Recently, improved soil moisture conditions have led to improved agricultural production. Ohio's 2003 average corn yield was estimated at 156 bushels per acre, which was a new state record. That is approximately double the average corn yield from 2002 when a severe drought hit Ohio. Yields for soybeans in 2003 were also much better than a year ago. Farmers harvested about 4.9 million acres of soybeans in 2003 with a yield of 38 bushels per acre, which is a little less than the predicted average of 41 bushels an acre.

Ohio's seasonally adjusted unemployment rate was 5.6% in October, down from 5.8% in September, and unchanged from 5.6% in October 2002. The U.S. seasonally adjusted unemployment for October was 6.0%.  Not seasonally adjusted, the October unemployment rate was reported at 5.1% for Ohio and 5.6% for the U.S. The Ohio Department of Job and Family services (ODJFS), a state agency that compiles the Ohio unemployment rate from federal data, reported Ohio's job market remains weak.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year.  The current fiscal biennium began July 1, 2003 and ends June 30, 2005.  Most State operations are financed through the general revenue fund (GRF). Personal income and sales use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2003 with a GRF fund balance of $52,338,000. The State also maintains a “rainy day” fund — the Budget Stabilization Fund (BSF) — generally funded by transfer from the Fiscal Year GRF surplus, if any, and which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenue for the preceding Fiscal Year. Since most of Ohio’s tax revenues come from volatile sources — sales and personal income taxes — the result has been fiscal stress in each recession for the last 30 years.  Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods.

Ohio’s 2003 fiscal year was the period from July 1, 2002 through June 30, 2003. In fiscal year 2003, the largest single revenue source was the individual income tax, with more than $7.4 billion distributed to the General Fund. The sales tax was the second largest revenue source, with nearly $6.4 billion going to the General Revenue Fund. Income tax revenue increased 1.0 percent, and sales tax collections went up approximately 6.0 percent from the 2002 to 2003 fiscal years.

The GRF appropriations bill for the Fiscal Year 2004-05 biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and signed (with selective vetoes) by the Governor June 26. The authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for

Fiscal Year 2004.  The appropriations reflect a one-percent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year to which it applies. On December 15, 2003, initiative petitions were filed with the Ohio Secretary of State proposing an earlier reduction (back to five percent) of the State recently increased sales tax. If the Secretary of State certifies the sufficiency of the petition signatures for this initiative, the proposal will be forwarded for General Assembly action within four months.

Receipts from tax sources to the GRF Fund in November 2003 were $1,200.2 million, above the estimate by $30.1 million, or 2.6%. Total tax receipts of $1.2 billion in November 2003 were 16% higher than November 2002. Meanwhile, total tax receipts of $6.6 billion for the fiscal year-to-date, July through November 2003, were 8.0% ahead of collections for the same period a year ago, with the sales tax increase providing most of the boost. For the fiscal year-to-date, total disbursements were below the estimate by $367.2 million, or 3.4%.

Most capital improvements in Ohio are funded through the issuance of debt.  A 1999 constitutional amendment provides an annual debt service “cap” applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. The State’s debt burden is considered moderate by national standards and Ohio’s Constitutional requirement of using no more than 5% of annual GRF revenue for debt service is regarded as reasonable and responsible.  The State’s incurrence or assumption of direct debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions.  The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for.  The Constitution expressly precludes the State from assuming the debts of any local government or corporation (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war).

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes).  By judicial interpretation, these obligations are not “debt” within constitutional provisions.  In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency’s fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State.  Ohio is the only state that shares collections from all of its major taxes and allows local governments to levy those same taxes while keeping 100% of the property tax.  The problem, however, is that a shared tax base limits tax policy options of the state and local governments and blurs the connection between taxes paid and services rendered – especially true in K-12 and human services.  Additionally, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

The Ohio Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts.  State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes including application to debt service on obligations issued to finance capital facilities for a system of common schools.

For those few municipalities that have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality’s fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults.  Since inception in 1979, these procedures have been applied to 12 cities and 14 villages; for 19 of them the fiscal situation was resolved and the procedures terminated. At present the State itself does not levy ad valorem taxes on real or tangible personal property.  Those taxes are levied by political subdivisions and other local taxing districts.  Since 1934 the State Constitution has limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the “ten-mill limitation”).  Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.  The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service.  Such State obligations are generally secured by biennial appropriation lease agreements with the State.

Local school districts in Ohio receive a major portion (on a statewide basis, approximately 50%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately one-fifth of the districts, from voter-authorized income taxes, for significant portions of their budgets.  Litigation, similar to that in other states, has challenged the constitutionality of Ohio’s system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution.  An Ohio trial court decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision.  A small number of the State’s 611 local school districts have in any year required special assistance to avoid year-end deficits.  A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $71.1 million for 29 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), $23.4 million for 10 districts in FY 1998, $12 million for 10 districts in 1999, and $16 million for 12 districts in 2000.

The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for Fiscal Years 2002 through 2004, none of the moneys is to be applied to existing operating programs of the State. There has been and is to be a use of a portion of settlement moneys to assist in addressing the State’s recent GRF revenue shortfall situation. Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Ohio municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Ohio Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Ohio municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Ohio municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

Oregon.  In the 1970s, Oregon grew rapidly due to population increases and continued economic diversification.  Oregon grew much faster than the nation during this period: from 1975 to 1980, non-farm jobs grew by 25% in Oregon versus 17% nationally.  The 1980s saw continued diversification of Oregon’s economy although timber continued to decline.  The high technology expansion was beginning, but did not create enough jobs to offset the timber losses.  In the 1990s Oregon continued to diversify.  Low costs, abundant natural resources and a perceived high quality of life attracted both people and firms to the State.  After its robust expansion during the 1990s, Oregon’s economic growth slowed rather sharply in 1998 as exports and foreign investment dropped off during the Asian crisis.  The economic recoveries of Oregon’s key Asian trading partners boosted export growth between 1998 and 2000.  In 2001, an information technology slowdown significantly dampened growth in Oregon’s high-tech sector.  At the same time, as California’s economy strengthened, net in-migration slowed and population growth moderated, dampening the growth in the construction, retail, and service-related sectors.  For the first time since 1985, job growth slipped below the national pace in 1998 and stayed there in 2001 and 2002.

A December 2003 economic report indicates that while the State and national economy appear to be recovering from the recent national recession, the recovery has not provided Oregon with any substantial increase in employment. For the third quarter of 2003, the initial estimate of job growth for Oregon was a drop of close to 0.8 percent. This follows a job decline of 3.4 percent at an annual rate for the second quarter. The ‘job-loss’ nature of this recovery period continues. On a year-over-year (Y/Y) basis, job growth in the third quarter was at negative 1.4 percent. What was an improving Y/Y growth has slipped back to a further decline. With only one more quarter of data to go, the year 2003 will most likely be a job loss year, the third consecutive year of job declines.

Oregon’s employment shift of recent years has been significant.  The State’s forest products sector accounted for about 10% of Oregon’s gross state product 14 years ago, while electronics accounted for less than 3%.  By 2000, the forest products sector accounted for roughly 3% of Oregon output, while electronics and instruments reached 15%.  High-tech now accounts for about $13.2 billion in annual sales in Oregon, while forestry and wood products brings in roughly $4.1 billion.  Agriculture and food processing has about $3.8 billion in sales while durable goods manufacturing in metals and transportation equipment is worth about $2.4 billion.

A report dated December 2003 from the Oregon Office of Economic Analysis (“OEA”) predicted that the annual average manufacturing employment for 2003 would show a decline of 3.0 percent. OEA predicts that the economic recovery will be very weak with job growth averaging less than 1.0 percent through 2006. Manufacturing is predicted to be flat in 2004 and grow by 0.9 percent in 2005. OEA also predicts that wood products employment will decline 3.2 percent in 2003. Job losses will be less in the near horizon with declines of 1.4 percent in 2004 and 0.2 percent in 2005.

The dependence on the high-tech industry led Oregon into the recent national recession, accounting for about 25% of the overall State economy compared to an average of about 12% nationally.  The market recovery for semiconductors, software, and communications could be much slower than anticipated.  The OEA predicts that the sector that contains semiconductors, computer and electronic products will show a substantial drop of 6.2 percent for 2003, but that the slowdown in this sector will slowly reverse with 1.6 percent job gains in 2004. Jobs are expected to grow 2.9 percent in 2005. Continued outsourcing of manufacturing could slow growth in this region.  Recent commitments to move research out of the country would be very harmful to Oregon’s high technology sector.

Oregon has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry.  Rising regional energy prices forced many businesses to slow production and lay off workers.  Rate hikes have been in place since October 1 of 2001.  The Oregon economy was impacted by the Western energy crisis of 2001, when electricity prices skyrocketed due to failed utility deregulation in California, drought reductions in the Columbia River hydropower system, and the Enron collapse amid allegations it manipulated the energy market.  These events resulted in imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing, and other requirements.  Additional risks exist and others may develop in the future.  The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

Oregon is also impacted dramatically by the economics of international trade.  An extended disruption to international trade could severely impact Oregon’s manufacturing and agricultural sectors.  Additionally, as the dollar depreciates against other foreign currencies, U.S. exports are promoted.  Oregon’s manufacturing sector has a large dependency on international markets.  If the U.S. dollar falls too quickly, this could harm Oregon’s trading partners, weakening their economies and lowering their demand for Oregon products.  A controlled lowering of the U.S. dollar is most beneficial to the Oregon economy.

The Oregon budget is approved on a biennial basis by separate appropriation measures.  Although the Governor recommends a budget, no omnibus budget measure is approved.  A biennium begins July 1 and ends June 30 of odd-numbered years.  Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.  The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium.  Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

The Oregon Legislative Assembly convened its 72nd regular session on January 13, 2003 and the Legislative Assembly adjourned on August 27, 2003, ending the longest session in Oregon history. In its regular session, the legislature passed a balanced budget, as required by the Oregon constitution, for the 2003-2005 biennium.  As part of the budget balancing process, the Legislative Assembly passed a combination of revenue raising measures to bridge the

$1.1 billion gap between tax and other revenues.  Some of the most significant revenue raising measures included (1) a graduated personal income tax assessment for the tax years 2003 and 2004 (and 2005 if the ending balance of the General Fund projected in December 2004 is less than 4% of the General Fund appropriations for the 2003-05 biennium) that ranges from 0 to 9% of a taxpayer’s tax liability; and (2) an increase of the corporate minimum tax from $10 to a range of $250 to $5,000 based on a corporation’s Oregon sales.  Some citizens, however, filed petitions with a sufficient number of signatures with the Oregon Secretary of State to place some of the income and corporate tax increases enacted by the Legislative Assembly on a February 3, 2004 ballot for approval.  If the voters reject the tax increases, approximately $800 million in tax increases will not go into effect.

The Legislative Assembly enacted significant changes to the Public Employees Retirement System during its regular session. The legislature anticipated that without revisions to the current system the calculation of unfunded pension benefit obligations of the Oregon Public Employees Retirement System would be significantly higher than the most recently published calculation as of December 31, 2001. Because of the changes enacted to the retirement system, the Legislative Assembly assumed savings of approximately $263.7 million in employer contribution costs over the 2003-2005 biennium in developing its budget for the biennium. The legislature’s revisions to the retirement system, however, have been challenged in legal proceedings filed by several unions representing public employees in Oregon.

As of September 2003, the OEA updated its revenue forecasts from the previous May 15, 2003 forecast (adjusted for revenue-related actions taken by the 2003 Legislative Assembly) (the “COS forecast”).  The OEA now expects General Fund revenues for the 2003-05 biennium to total $10,738.2 million. Including a beginning balance estimated at $57.1 million, available resources for the biennium equal $10,795.4 million, a slight $4.4 million below the COS forecast.  Given legislatively-adopted appropriations of $10,739.1, the projected ending balance for 2003-05 is $56.2 million. The projection for Personal Income Tax collections totals $9,380.8 million, short of the forecast by -$0.2%.  Factors contributing to the revision include slower wage and salary income growth expected in the near term, as well as slightly lower tax liability realized on tax year 2002.

The income tax funds about 87% of the Oregon’s general fund.  Since most of Oregon’s tax revenues come from volatile sources like income taxes — the result is often fiscal stress during times of recession.  The State also relies heavily on property taxes, and both income and property taxes have been reduced by voters in recent years.  Another 4.3% of the general fund comes from corporate taxes — down from a 14% share in 1980, according to the OEA.  Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local governments in the State.

The 1979 Legislative Assembly approved a statutory mechanism under which taxpayers could receive a tax refund if certain conditions occurred after the close of the Legislative session. This statutory process was made a constitutional requirement by voters at the November 2000 General Election. If the estimated revenues from either of two General Fund revenue categories of corporate tax or all other revenues (which includes the personal income tax) is exceeded by more than 2%, a tax credit for corporations or a tax refund for individuals is extended to all taxpayers in that category (also known as the “2% kicker”). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 1999 liability for the 1997-99 kicker). For individuals, the refund is based on the previous calendar year’s tax liability (for example, the 1998 liability for the 1997-99 kicker). The refund has been triggered seven times since 1981 and was last triggered for the 1999-2001 biennium. Under the constitutional amendment adopted in November 2000, the State may retain the kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

During the economically prosperous years of the late ‘90s, the state income tax brought in a lot of revenue.  State legislators, rather than create a reserve, chose to rebate surplus revenues — those exceeding 2% of budget forecasts — in four ‘kicker checks’ to taxpayers between 1995 and 2001.Oregon’s budget problems have been exacerbated by the absence of a substantial rainy-day fund, which was not created until 2002.

A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval of a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the State may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislature has the right to place limits on general obligation bond programs, which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide value of taxable property.

Article XI-K of the Oregon Constitution authorizes the State to guaranty the general obligation bonded indebtedness of qualified Oregon school districts, education service districts and community college districts. The Article further authorizes issuance of general obligation bonds to provide funds, if needed, to satisfy the guaranty, providing the amount of State bonds issued and outstanding to cover such guaranteed debt may not exceed 0.5% of true cash value at any one time. As of December 31, 2003, the State has not issued any of its bonds pursuant to this authorization. To date, 91 qualified districts have issued $1,591,511,185 in guaranteed bonds, with $1,431,136,286 of that total still outstanding.

After an approximately $2 billion decline in revenues during the 2001-2003 biennium, the Legislative Assembly authorized the issuance of Oregon Appropriation Bonds to pay for education, human services and other expenditures and to provide a beginning General Fund balance for the next biennium. In April 2003, the State issued approximately $430 million in Oregon Appropriation Bonds. It was the Legislative Assembly's intention to use payments to the State under the Master Settlement Agreement entered into with the major tobacco companies to pay the debt service on the bonds. The bonds, however, are appropriation credits and payment is subject to an appropriation by the Legislative Assembly in each biennium. The State does not have authority to issue any more of these bonds.

Obligations of the State or local governments may be affected by legislation limiting the ability of state and local governments to raise revenue through new or additional taxes.  In November 1996, voters approved Ballot Measure 47, the property tax cut and cap.  It will reduce revenues to schools, cities, and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.  This constitutional amendment limited property taxes in 1997-1998 to the lesser of 90% of the 1995-1996 tax, or the 1994-1995 tax amount.  For tax years following the 1997-1998 tax year, property tax increases are limited to 3% annually, subject to limited exceptions.  Local governments’ lost revenue may only be replaced by an increase in the state income tax, unless the voters approve replacement fees or charges.  At least 50% of eligible voters must participate in an election in order for a voter-approved tax levy to be valid.  Ballot Measure 50, another restriction on revenue sources, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay.  It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Oregon municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Oregon Intermediate Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Oregon municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Oregon municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

CFTC Information

The Commodity Futures Trading Commission (the “CFTC”), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the “CEA”). The CFTC requires the registration of a Commodity Pool Operator (a “CPO”), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility.  The Funds which may invest in commodity futures or commodity options contracts have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under the caption “Additional Information Concerning Fund Investments” above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that

Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

None of the Funds will:

1.

Concentrate its investments in a particular industry, except that each Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.*

2.

Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.

Purchase physical commodities or contracts relating to physical commodities.

4.

Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

5.

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

6.

Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The following restrictions are non-fundamental and may be changed by FAIF’s Board of Directors without a shareholder vote:

None of the Funds will:

1.

Invest more than 15% of its net assets in all forms of illiquid investments.

2.

Borrow money in an amount exceeding 10% of the borrowing Fund’s total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

3.

Make short sales of securities.

4.

Lend portfolio securities representing in excess of one-third of the value of its total assets.

_______________________________________

* According to the present interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if more than 25% of its total assets, based on current market value at the time of purchase, were invested in that industry.

The Board of Directors has adopted guidelines and procedures under which the Funds’ investment advisor is to determine whether the following types of securities which may be held by certain Funds are “liquid” and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the “private placement” exemption from registration under Section 4(2)

of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as “Money Store 94-D A2” would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies — Automobile. Similarly, an asset-backed security known as “Midlantic Automobile Grantor Trust 1992-1 B” would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks — Automobile. Thus, an issuer or sponsor may be included in more than one “industry” classification, as may a particular type of collateral.

FUND NAMES

With respect to any Fund that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund’s name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy.  Such notice to shareholders will meet the requirements of Rule 35d-1(c).

PORTFOLIO TURNOVER

The portfolio turnover rates for Balanced Fund, Large Cap Growth Opportunities Fund, Core Bond Fund and Intermediate Term Bond Fund were significantly higher in fiscal year 2003 than in fiscal year 2002.  For Balanced Fund, this increase was primarily due to a midyear restructuring of the equity portfolio to better address the equity portion of the Fund’s blended benchmark, the Russell 3000 Stock Index.  The transition required the selling of large numbers of existing holdings and the purchasing of replacement holdings, resulting in increased portfolio turnover. For Large Cap Growth Opportunities Fund the increase was primarily due to a change in the Fund’s benchmark to the Russell 1000 Growth Index, which led to a repositioning of the Fund relative to this new benchmark.  The benchmark was changed to reflect the advisor’s belief that the new index was a better measure of the Fund’s investment objective. The portfolio turnover rates for Core Bond Fund and Intermediate Term Bond Fund were significantly higher due to a repositioning of the Funds’ portfolios across fixed-income sectors (i.e., U.S. government securities, mortgage- and asset-backed securities, and corporate debt obligations) in response to volatility in the bond market.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years.  The Board of Directors is generally responsible for the overall operation and management of FAIF.

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director*
Benjamin R. Field III, 800 Nicollet Mall, Minneapolis, MN 55402 (1939)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Senior Financial Advisor, Bemis Company, Inc. since 2002; Senior Vice President, Chief Financial Officer and Treasurer, Bemis, through 2002	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Mickey P. Foret, 800 Nicollet Mall, Minneapolis, MN 55402 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Consultant to Northwest Airlines, Inc. since 2002; Executive Vice President and Chief Financial Officer, Northwest Airlines, through 2002	First American Funds Complex: twelve registered investment companies, including 61 portfolios	ADC Telecommunications, Inc.; URS Corporation; Champion Airlines, Inc.

Roger A. Gibson, 800 Nicollet Mall, Minneapolis, MN 55402 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Vice President, Cargo – United Airlines, since July 2001; Vice President, North America-Mountain Region for United Airlines (1995-2001)	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Victoria J. Herget, 800 Nicollet Mall, Minneapolis, MN 55402 (1952)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Leonard W. Kedrowski, 800 Nicollet Mall, Minneapolis, MN 55402 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993

Owner, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board Member, Designer Doors, a manufacturer of designer doors, through 2002

				First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Richard K. Riederer, 800 Nicollet Mall, Minneapolis, MN 55402 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Retired; Director, President and Chief Executive Officer, Weirton Steel through 2001	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Joseph D. Strauss, 800 Nicollet Mall, Minneapolis, MN 55402 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 1991

Owner and President, Excensus™ LLC, a consulting firm, since 2001; Owner and President, Strauss Management Company,  a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; attorney at law

				First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director*

Virginia L. Stringer, 800 Nicollet Mall, Minneapolis, MN 55402 (1944)	Chair; Director

Chair term three years.  Director term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987

			Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Company	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

James M. Wade, 800 Nicollet Mall, Minneapolis, MN 55402 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company, since 1999	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

*

Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr., U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001

Chief Executive Officer of U.S. Bancorp Asset Management, Inc. since May 2001; Chief Executive Officer of First American Asset Management from December 2000 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000; prior to October 1988, Senior Airline Analyst and a Director in the Research Department, Credit Suisse First Boston

Mark S. Jordahl, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001

Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September 2001; President and Chief Investment Officer, ING Investment Management – Americas (September 2000 to June 2001); Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. (January 1998 to September 2000)

Jeffery M. Wilson, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of U.S. Bancorp Asset Management since May 2001; prior thereto, Senior Vice President of First American Asset Management

Joseph M. Ulrey III, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1958)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2003

Senior Managing Director, Fund Treasury, since December 2003 and Senior Managing Director, Risk Management and Quantitative Analysis, since May 2001, U.S. Bancorp Asset Management, Inc.; from May 2001 through December 2001, Senior Managing Director, Securities Lending and Money Market Funds, U.S. Bancorp Asset Management, Inc.; prior thereto, Senior Managing Director, Securities Lending and Money Market Funds, First American Asset Management

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

James D. Alt, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1951)	Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF from September 1998 through June 2002. Secretary of FAIF since June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Michael J. Radmer, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1945)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since March 2000; Secretary of FAIF from September 1999 through March 2000	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Kathleen L. Prudhomme, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1953)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 1998	Partner, Dorsey & Whitney LLP, a Minneapolis- based law firm

James R. Arnold, 615 E. Michigan Street, Milwaukee, WI 53202 (1957)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September June 2003	Vice President, U.S. Bancorp Fund Services, LLC since March 2002; Senior Administration Services Manager, UMB Fund Services, Inc. through March 2002

Richard J. Ertel, U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September June 2003

Disclosure Counsel, U.S. Bancorp Asset Management, Inc. since May 2003; Associate Counsel, Hartford Life and Accident Insurance Company from April 2001 through May 2003; Attorney and Law Clerk, Fortis Financial Group, through March 2001

Douglas G. Hess, 615 E. Michigan Street, Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC since November 2002; prior thereto, Assistant Vice President, Fund Compliance Administrator, U.S. Bancorp Fund Services LLC

*

Messrs. Schreier, Jordahl, Wilson, Ulrey and Ertel are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIF.  Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for FAIF.

Standing Committees of the Board of Directors

There are currently three standing committees of the FAIF Board of Directors: Audit Committee, Pricing Committee and Nominating Committee.

	Committee Function	Committee Members	Number of Fund Complex Committee Meetings Held During Last Fiscal Year
Audit Committee

The Committee will recommend annually to the Board of Directors a firm of independent certified public accountants to audit the books and records of the funds for the ensuing year.  In connection therewith, the Committee will monitor that firm’s performance, including a review of each audit and review of fees paid, confer with that firm as to the funds’ financial statements and internal controls,  evaluate the firm’s independence, review procedures to safeguard portfolio securities, review the purchase by the funds from the firm of nonaudit services,  facilitate communications with management and service providers and review funds’ back-up procedures and disaster recovery plans.

		Leonard Kedrowski (Chair) Benjamin Field Mickey Foret Virginia Stringer (ex-officio)	11

	Committee Function	Committee Members	Number of Fund Complex Committee Meetings Held During Last Fiscal Year

Pricing Committee	The Committee is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors.	Joseph Strauss (Chair) Victoria Herget James Wade Virginia Stringer (ex-officio)	7

Nominating Committee	The Committee is responsible for recommending to the Board of Directors (1) nominees for election as directors, (2) a successor to the Chair when a vacancy occurs, and (3) compensation plans and arrangements for the directors; and reviewing with the Chair, the Chair’s recommended Committee assignments. The Committee does not consider nominees recommended by shareholders.	Richard Riederer (Chair) Roger Gibson Victoria Herget Virginia Stringer (ex-officio)	3

Fund Shares Owned by the Directors

The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in FAIF, and (ii) each Director’s aggregate beneficial ownership in all funds within the First American Funds complex.

Name of Director	Dollar Range of Equity Securities in FAIF	Aggregate Dollar Range of Equity Securities in the First American Funds Complex*
Benjamin Field	$0	$0
Mickey Foret	$0	$0
Leonard Kedrowski	$50,001 - $100,000	Over $100,000
Roger Gibson	$1 - $10,000	$10,001 - $50,000
Victoria Herget	$0	$0
Joseph Strauss	$1 - $10,000	Over $100,000
Richard Riederer	$1 - $10,000	$50,001-$100,000
Virginia Stringer	Over $100,000	Over $100,000
James Wade	$10,001 - $50,000	Over $100,000

*     The dollar range disclosed is based on the value of the securities as of December 31, 2003.

As of December 31, 2003, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment advisor or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

Approval of Investment Advisory Contract

The Board of Directors last reviewed the Advisory Agreement and approved its continuation on June 4, 2003.  In connection with its re-approval, the Board of Directors reviewed and considered the following factors with respect to each Fund:

•

the terms of the Advisory Agreement, including the nature and scope of services to be provided by the Advisor to the Fund (which the Board believed are comprehensive in light of the nature of the Funds);

•

the structure and rate of the fees charged by the Advisor under the Advisory Agreement (both before and after fee waivers by the Advisor), as compared to the advisory fees paid by similar funds managed by other investment advisors (with the Board believing that the Funds’ fees are reasonable);

•

the historical profitability of the Advisory Agreement to the Advisor with respect to the Fund (which the Board believed to be reasonable in light of the services provided), and the other benefits that may be received by the Advisor or its affiliates in providing services to the Fund (including soft dollar benefits received by the Advisor in addition to its investment advisory fee);

•

the total fees and expenses paid by the Fund, as compared to the total fees and expenses paid by similar funds managed by other investment advisors (with the Board believing that the Funds’ total fees and expenses are reasonable);

•

the historical investment performance of the Fund, as compared to the historical investment performance of (a) similar funds managed by other investment advisors, and (b) one or more unmanaged “benchmark” indices for the Fund;

•

information and reports concerning the management and performance of each Fund which were provided to the Board on a regular basis throughout the course of the year;

•

an in-depth review of strategies and performance which the Board performs with respect to each Fund at least annually;

•

with respect to those Funds which had significantly underperformed their peers or benchmarks on a one-year, three-year, or five-year basis, the reasons for such underperformance, the steps taken by the Advisor to improve the performance of such Funds, and the changes in performance of such Funds; and

•

the nature and scope of the investment advisory services that historically have been provided by the Advisor to the Fund, and the ability of the Advisor to continue to provide the same level and quality of investment advisory services to the Fund in light of the experience and qualifications of the Advisor and its personnel, the Advisor’s financial condition, and the terms of the Advisory Agreement.

The “similar funds managed by other investment advisors” referred to above were selected by Lipper Inc., an organization which is not affiliated with the Advisor.  The information concerning such funds was compiled and provided to the Board of Directors by Lipper Inc.

The Board of Directors was led in its review and deliberations by James M. Wade, a “disinterested” director of the Funds whom the Board has designated as Fund Review Liaison.  The Board was advised and assisted by counsel to the independent directors and fund counsel.  On the basis of the Board’s review and analysis of the foregoing information, the Board found in the exercise of its business judgment that the terms of the Advisory Agreement are fair and reasonable and in the best interest of shareholders of each Fund.  The Board also performed a similar, but less extensive, analysis of each sub-advisory agreement with respect to the Funds and found in the exercise of its business judgment that the terms of each such agreement are fair and reasonable and in the best interest of shareholders of the relevant Funds.  No single factor or group of factors was deemed to be determinative by the Board in making these judgments.  Instead, the Board based its decisions on the totality of the information which it requested and reviewed.

Compensation

The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and the FACEF, currently pays only directors of the funds who are not paid employees or affiliates of the Funds, a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the Board attended and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board meetings, each participating director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of all Pricing Committee meetings and telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the committee chair). In addition, directors may receive a per diem fee of $2,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $2,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Secretary, and Michael J. Radmer and Kathleen L. Prudhomme, Assistant Secretaries, of FAIF, FAF, FASF, FAIP and FACEF, are partners.

The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF, FAIP and FACEF collectively (column 5) during the fiscal year ended September 30, 2003.  No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year:

Name of Person, Position	Aggregate Compensation From Registrant (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Directors (2)
Benjamin R. Field III, Director	$ 3,421	-0-	-0-	$ 10,000
Mickey P. Foret, Director	3,421	-0-	-0-	10,000
Roger A. Gibson, Director	40,564	-0-	-0-	126,250
Victoria J. Herget, Director	3,848	-0-	-0-	11,250
Leonard W. Kedrowski, Director	47,786	-0-	-0-	159,000
Richard K. Riederer, Director	50,795	-0-	-0-	148,500
Joseph D. Strauss, Director	37,840	-0-	-0-	110,625
Virginia L. Stringer, Director & Chair	64,905	-0-	-0-	189,750
James M. Wade, Director	37,626	-0-	-0-	110,000

(1)

Included in the Aggregate Compensation From Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $18,972; and Leonard W. Kedrowski, $47,786.

(2)

Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $63,125; and Leonard W. Kedrowski, $159,000.

____________________________________

The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation.

Sales Loads

Purchases of the Fund’s Class A Shares by the Advisor, any Sub-Advisor, any of their affiliates, or any of their or FAIF’s officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF’s counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge.

CODE OF ETHICS

First American Investment Funds, Inc., U.S. Bancorp Asset Management, Inc., Clay Finlay Inc. and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds.  These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

PROXY VOTING POLICIES

General Principles

The Advisor is the investment manager for the First American family of mutual funds and for other separately managed accounts.  As such, the Advisor has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing.  It is the advisor’s duty to vote proxies in the best interests of clients in a timely and responsive manner.  In voting proxies, the Advisor also seeks to maximize total investment return for clients.

The Advisor’s Investment Policy Committee, comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures.  The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

Policies and Procedures

Policies.  The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services.  As a result, such policies set forth the advisor’s positions on recurring proxy issues and criteria for addressing non-recurring issues.  A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change.  Even though it has adopted ISS’s policies, the Advisor maintains the fiduciary responsibility for all proxy voting decisions.  In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circum stances.

Procedures.   Responsibility for certain administrative aspects of proxy voting rests with the Advisor’s Proxy Voting Administration Committee, which reports to the Investment Policy Committee.  The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services.  These firms apprise of shareholder meeting dates, forward proxy voting materials, provide the Advisor with research on proxy proposals and voting recommendations and cast the actual proxy votes.  ISS also serves as the Advisor’s proxy voting record keeper and generates reports on how proxies were voted.

Conflicts of Interest.  As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, the Advisor recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise.  Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

Although the Advisor strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients’ best interests, by adopting ISS’s policies and generally deferring to ISS’s recommendations, the Advisor believes the risk related to conflicts will be minimized.

To further minimize this risk, the Investment Policy Committee has also reviewed ISS’s conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients’ best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote.  Before doing so, however, the Proxy Voting Administration Committee will confirm that the Advisor and the Investment Policy Committee face no material conflicts of the nature discussed above.

If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee.  Such actions could include, but are not limited to:

•

Obtaining instructions from the affected clients on how to vote the proxy;

•

Disclosing the conflict to the affected clients and seeking their consent to permit the Advisor to vote the proxy;

•

Voting in proportion to the other shareholders;

•

Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

•

Following the recommendation of a different independent third party.

In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify the Advisor’s Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how the Advisor should vote proxies.  The Chief Compliance Officer will investigate the allegations and will report the findings to the Advisor’s Chief Executive Officer and the General Counsel.  If it is determined that improper influence was attempted, appropriate action shall be taken.  Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities.  In all cases, the I nvestment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

Review and Reports

On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

•

Whether proxy statements were timely forwarded to ISS;

•

Whether proxy votes were cast on a timely basis;

•

Whether proxy votes were cast consistent with the policies; and

•

Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee.  Such report will also review all identified conflicts and how they were addressed during the quarter.

The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS’s proxy voting policies and conflict of interest policies.  The purpose of this review is to ensure the Advisor is voting proxies in a timely and responsive manner in the best interests of clients.  With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004.  Such records will be available on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov.

The Advisor’s separately managed account clients should contact their relationship manager for more information on the Advisor’s policies and the proxy voting record for their account.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.

Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•

An auditor has a financial interest in or association with the company, and is therefore not independent

•

Fees for non-audit services are excessive, or

•

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support.  These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.  Where ISS recommends a vote in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.

Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•

It is intended for financing purposes with minimal or no dilution to current shareholders

•

It is not designed to preserve the voting power of an insider or significant shareholder

9.

Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s  rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•

Historic trading patterns

•

Rationale for the repricing

•

Value-for-value exchange

•

Option vesting

•

Term of the option

•

Exercise price

•

Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•

Purchase price is at least 85 percent of fair market value

•

Offering period is 27 months or less, and

•

Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

Investment Advisor

U.S. Bancorp Asset Management, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National Association (“U.S. Bank”), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At December 31, 2003, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $189 billion, consolidated deposits of $119 billion and shareholders' equity of $19.2 billion.

Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the “Advisory Agreement”) as amended, the Funds engaged U.S. Bank, through its First American Asset Management division (“FAAM”), to act as investment Advisor for, and to manage the investment of, the Funds’ assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001.  The monthly fees paid to the Advisor are calculated on an annual basis based on each Fund’s average daily net assets (before any waivers), as set forth in the table below:

Name of Fund	Gross Advisory Fee

Balanced Fund (1)	0.65%
Equity Income Fund (1)	0.65
Large Cap Growth Opportunities Fund (1)	0.65
Large Cap Select Fund (1)	0.65
Large Cap Value Fund (1)	0.65
Equity Index Fund	0.25
Mid Cap Index Fund	0.25
Small Cap Index Fund	0.40
Small Cap Growth Opportunities Fund	1.40
Mid Cap Growth Opportunities Fund	0.70
Mid Cap Value Fund	0.70
Small Cap Select Fund	0.70
Small Cap Growth Fund	0.70
Small Cap Value Fund	0.70
International Fund (2)	1.10
Real Estate Securities Fund	0.70
Technology Fund	0.70
Corporate Bond Fund	0.70
Core Bond Fund	0.50
Intermediate Term Bond Fund	0.50
Short Term Bond Fund	0.50
High Income Bond Fund	0.70
U.S. Government Mortgage Fund	0.50
Arizona Tax Free Fund	0.50

California Intermediate Tax Free Fund	0.50
California Tax Free Fund	0.50
Colorado Intermediate Tax Free Fund	0.50
Colorado Tax Free Fund	0.50
Intermediate Tax Free Fund	0.50
Minnesota Intermediate Tax Free Fund	0.50
Minnesota Tax Free Fund	0.50
Missouri Tax Free Fund	0.50
Nebraska Tax Free Fund	0.50
Oregon Intermediate Tax Free Fund	0.50
Tax Free Fund	0.50
Ohio Tax Free Fund	0.50
Short Tax Free Fund	0.50
Intermediate Government Bond Fund	0.50

____________________

(1)  The Advisor has agreed to a breakpoint schedule with each of Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund and Equity Income Fund.  The advisory fee paid separately by each of these Funds will be based on an annual rate of 0.65% for the first $3 billion of each Fund’s average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

(2)  The Advisor has agreed to a breakpoint schedule with International Fund.  The advisory fee paid by this Fund will be based on an annual rate of 1.10% for the first $1.5 billion of the Fund’s average daily net assets; 1.05% for average daily net assets in excess of $1.5 billion up to $2.5 billion; and 1.00% for average daily net assets in excess of $2.5 billion.

On February 8, 2001, Firstar Investment Research & Management Co., a Wisconsin limited liability company (“FIRMCO”), became affiliated with FAAM when its parent corporation, Firstar Corporation merged with U.S. Bancorp.  On May 2, 2001, FAAM and FIRMCO combined operations to form the Advisor, and assigned to the Advisor all related advisory agreements.  Prior to May 2, 2001, the Equity Funds (except for Large Cap Growth Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, and Small Cap Select Fund), the Bond Funds (except U.S. Government Mortgage Fund), and the Tax Free Funds (except Missouri Tax Free Fund), were advised by, and paid fees to, FAAM.  Prior to May 2, 2001, Mid Cap Index Fund (successor by merger to Firstar MidCap Index Fund), Small Cap Index Fund (successor by merger to Firstar Small Cap Index Fund), International Fund (successor by merger to Firstar International Growth Fund), Small Cap Growth Opportunities Fund (successor by merger to Firstar MicroCap Fund), Mid Cap Growth Opportunities Fund (successor by merger to Firstar MidCap Core Equity Fund), Small Cap Select Fund (successor by merger to Firstar Small Cap Core Equity Fund), Large Cap Growth Opportunities Fund (successor by merger to Firstar Large Cap Core Equity Fund), U.S. Government Mortgage Fund (successor by merger to Firstar U.S. Government Securities Fund), and Missouri Tax Free Fund (successor by merger to Firstar Missouri Tax Exempt Bond Fund), were advised by, and paid fees to, FIRMCO.

On November 27, 2000, the Firstar U.S. Government Securities Fund, International Growth Fund, and Small Cap Select Equity Fund became the successors by merger to the Mercantile U.S. Government Securities Portfolio, International Equity Portfolio and Small Cap Equity Portfolio, respectively.  On December 11, 2000, the Firstar Missouri Tax Exempt Bond Fund and Small Cap Index Fund became the successors by merger to the Mercantile Missouri Tax-Exempt Bond Portfolio and Small Cap Equity Index Portfolio, respectively. Prior to March 1, 2000, investment advisory services for the Mercantile Funds were provided by Mississippi Valley Advisors, Inc. (“MVA”), an indirect wholly-owned subsidiary of Mercantile Bancorporation, Inc.

On December 11, 2000, the Firstar Science & Technology Fund, Large Cap Growth Fund, and Relative Value Fund became the successors by merger to the Firstar Stellar Science & Technology Fund, Growth Equity Fund, and Relative Value Fund, respectively. Prior to April 1, 2000, investment advisory services for the Firstar Stellar Funds were provided by the Capital Management Division of Firstar Bank National Association (“Capital Management”), a subsidiary of Firstar Corporation.

The Advisory Agreement requires the Advisor to arrange, if requested by FAIF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment advisor of the Funds.

In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

The Advisor may agree to a voluntary fee waiver for each of the Funds, which will be set forth in the Funds’ Prospectuses. Any such fee waiver (or reimbursement) may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30, 2003:

	Fiscal Year/Period Ended September 30, 2001(1)		Fiscal Year/Period Ended September 30, 2002(1)		Fiscal Year/Period Ended September 30, 2003

	Advisory Fee Before Waivers	Advisory Fee After Waivers	Advisory Fee Before Waivers	Advisory Fee After Waivers	Advisory Fee Before Waivers	Advisory Fee After Waivers

Balanced Fund (2)	$ 1,873,731	$1,707,103	$3,686,543	$2,614,448	$3,416,445	$2,454,307
Equity Income Fund	2,084,988	1,626,650	4,026,339	3,561,970	8,448,582	7,812,042
Large Cap Growth Opportunities Fund	2,898,939	2,730,259	2,327,610	2,003,166	5,973,259	5,508,012
Large Cap Value Fund	9,205,397	7,908,712	7,212,237	6,615,829	6,671,278	6,157,055
Equity Index Fund	10,651,265	2,490,967	4,910,269	1,177,812	4,477,869	1,180,690
Mid Cap Index Fund	448,266	379,218	580,158	351,433	551,304	347,930
Small Cap Index Fund (3)	282,842	269,425	480,583	270,141	418,569	265,500
Mid Cap Growth Opportunities Fund	3,812,758	3,697,178	4,355,677	3,898,079	7,700,514	7,148,287
Mid Cap Value Fund	2,361,812	2,353,406	2,382,993	2,146,251	2,154,273	1,981,575
Small Cap Select Fund (3)	2,336,093	2,247,159	3,316,031	3,048,258	6,035,712	5,672,791
Small Cap Value Fund	3,595,223	3,583,356	3,551,840	3,299,032	2,997,579	2,892,917
International Fund (3)	1,688,229	1,483,313	8,353,806	7,874,122	9,391,492	8,957,868
Real Estate Securities Fund	449,460	312,183	868,573	741,103	1,159,617	1,079,074
Technology Fund	2,215,012	2,025,879	967,577	286,459	700,359	635,864
Corporate Bond Fund	710,544	266,580	1,662,864	1,001,220	1,860,415	1,173,752
Core Bond Fund	9,467,284	7,049,515	7,157,556	5,693,853	9,437,834	7,536,710
Intermediate Term Bond Fund (2)	2,339,758	1,850,869	4,843,550	3,115,790	6,656,931	4,019,966
Short Term Bond Fund	1,268,971	269,988	2,464,218	1,470,839	4,414,974	2,667,708
High Income Bond Fund	1,593,338	1,555,914	1,256,996	1,099,299	1,439,153	1,034,957
U.S. Government Mortgage Fund (3)	1,082,701	823,696	1,066,377	728,964	1,336,653	1,046,815
Arizona Tax Free Fund	132,167	0	107,984	0	134,196	32,870
California Intermediate Tax Free Fund	324,629	205,184	237,524	144,952	248,532	193,967
California Tax Free Fund	184,428	0	134,096	0	136,356	38,931
Colorado Intermediate Tax Free Fund	387,657	174,235	293,089	194,094	359,525	282,033
Colorado Tax Free Fund	140,831	0	144,100	0	149,937	47,921
Intermediate Tax Free Fund	2,520,600	1,895,567	2,461,757	2,024,632	3,610,455	2,853,507
Minnesota Intermediate Tax Free Fund	1,813,242	1,348,943	1,319,135	1,098,596	1,342,562	1,068,322
Minnesota Tax Free Fund	1,073,107	719,891	930,844	678,385	964,312	754,109
Missouri Tax Free Fund (3)	635,857	564,562	812,169	615,451	976,566	793,098
Nebraska Tax Free Fund (4)	94,020	0	150,241	0	171,013	53,813
Oregon Intermediate Tax Free Fund	1,116,830	815,653	784,188	622,253	774,659	616,847
Tax Free Fund (3)	2,053,898	2,053,898	2,712,360	2,291,681	2,623,654	2,075,354

Small Cap Growth Opportunities Fund	4,793,689	4,620,581	4,974,793	4,779,937	4,509,985	4,372,989
Ohio Tax Free Fund (5)	*	*	70,418	622	197,214	61,308
Short Tax Free Fund (6)	*	*	*	*	1,704,608	1,020,852
Intermediate Government Bond Fund (6)	*	*	*	*	2,075,906	1,261,990
Large Cap Select Fund (7)	*	*	*	*	197,517	161,978

_______________________

*

Fund was not in operation during this fiscal year/period.

(1)

Information for the predecessor funds of Mid Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Large Cap Growth Opportunities Fund, Intermediate Term Bond, Balanced Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund, Tax Free Fund, International Fund, Small Cap Index Fund, and Small Cap Select Fund is for the fiscal period from November 1, 2000 through September 30, 2001.  Information includes fees paid by the predecessor funds to FIRMCO, MVA, and Capital Management.

(2)

Investment advisory services prior to May 2, 2001, were provided by FIRMCO.

(3)

Investment advisory services prior to May 2, 2001, were provided by FIRMCO.

(4)

Commenced operations on February 28, 2001.

(5)

Commenced operations on April 30, 2002.

(6)

Commenced operations on October 25, 2002.

(7)

Commenced operations on January 31, 2003.

Sub-Advisor for International Fund

Clay Finlay is the sub-advisor to the International Fund under an agreement with the Advisor dated July 1, 2001 (the “Clay Finlay Sub Advisory Agreement”), and is responsible for the investment and reinvestment of the Fund’s assets and the placement of brokerage transactions for the fund.  Clay Finlay has been retained by the Fund’s investment advisor and is paid a portion of the advisory fee. Clay Finlay, an international equity investment management firm, headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo.  International equity investment management has always been Clay Finlay's only business.  Clay Finlay offers a full range of Global, International (Diversified and Concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates.  Clay Finlay is a wholly owned subsidiary of Old Mutual plc.  Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of December 31, 2003, Clay Finlay had $7.4 billion in assets under management.

For its services to International Fund under the Clay Finlay Sub-Advisory Agreement, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of International Fund’s average daily net assets and 0.10% of International Fund’s average daily net assets in excess of $500 million.

Prior to September 24, 2001, Clay Finlay was the sub-advisor to the Firstar International Growth Fund (predecessor to the First American International Fund) under an agreement with FIRMCO.  For the services provided and expenses assumed pursuant to its sub-advisory agreement with FIRMCO, Clay Finlay received a fee from FIRMCO, computed daily and payable monthly, at the annual rate of 0.75% of the first $50 million of the International Growth Fund’s average daily net assets, plus 0.50% of the next $50 million of average daily net assets, plus 0.25% of average daily net assets in excess of $100 million.  Clay Finlay was responsible for all expenses incurred by it in connection with its services under the sub-advisory agreement.  On November 27, 2000, the Firstar Core International Equity Fund and the predecessor Mercantile International Equity Portfolio reorganized into the Firstar International Growth Fund.  Prior to November 27, 2000, the Glenmede Trust Company served as sub-advisor to the Firstar Core International Equity Fund.

The following table sets forth total sub-advisory fees before waivers and after waivers for the International Fund for the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30, 2003:

	Fiscal Period from November 1, 2000 to September 30, 2001		Fiscal Year Ended September 30, 2002		Fiscal Year Ended September 30, 2003
	Advisory Fee Before Waivers	Advisory Fee After Waivers	Advisory Fee Before Waivers	Advisory Fee After Waivers	Advisory Fee Before Waivers	Advisory Fee After Waivers
International Fund(1)	$3,129,697	$3,129,697	$1,506,135	$1,506,135	$1,601,819	$1,601,819

(1)

On September 24, 2001, the International Fund merged with the Firstar International Growth Fund. Historical information presented is for the Firstar International Growth Fund.

Administrator

USBAM  and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202 (collectively the “Administrators”), serve as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Funds, dated as of October 1, 2001 (“Co-Administration Agreement”).  USBFS is a subsidiary of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators provide, or compensate others to provide, services to the Funds. These services include various oversight and legal services, accounting services, dividend disbursing services and shareholder services.  Pursuant to the Co-Administration Agreement, USBFS also serves as each Fund’s transfer agent.  The Funds pay the Administrators fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF, FAIF and FAIP.) In addition, the Funds pay annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

Between January 1, 2000 and September 30, 2001 U.S. Bank served as the sole administrator for the Funds.  The Funds paid U.S. Bank fees which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. In addition, the Funds paid U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

Prior to February 8, 2001, USBFS served as the administrator to the predecessor funds of Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, Large Cap Growth Opportunities Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund, Tax Free Fund, International Fund, Intermediate Term Bond Fund, and Balanced Fund.  The predecessor funds paid a fee to USBFS for its administrative services.  This fee was computed daily and payable monthly at the annual rate of 0.125% of the funds’ first $2 billion of average aggregate daily net assets, plus 0.10% of the Fund’s average aggregate daily net assets in excess of $2 billion.  From January 1, 2000 to December 11, 2000, BISYS Fund Services Ohio, Inc. and USBFS served as co-administrators of the predecessor funds of U.S. Government Mortgage Fund, Missouri Tax Free Fund, International Fund, Small Cap Index Fund, and Small Cap Select Fund.

The following table sets forth total administrative fees (including fund accounting fees), after waivers, paid by each of the Funds listed below to U.S. Bank, USBFS, and BISYS, as applicable, for the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30, 2003:

	Fiscal Year/Period Ended September 30, 2001(1)	Fiscal Year/Period Ended September 30, 2002	Fiscal Year Ended September 30, 2003

Balanced Fund	$ 381,766	$1,232,259	$1,420,901

Equity Income Fund	324,272	1,356,814	3,511,977
Equity Index Fund	1,657,529	4,265,306	4,840,790
Large Cap Value Fund	1,431,250	2,412,710	2,775,381
Mid Cap Value Fund	367,155	740,389	831,906
Small Cap Value Fund	559,760	1,103,243	1,157,389
Small Cap Index Fund	95,638	261,907	282,678
International Fund	294,554	1,651,068	2,308,587
Real Estate Securities Fund	69,887	270,719	447,708
Technology Fund	344,195	300,039	270,356
Corporate Bond Fund	110,393	517,372	718,101
Core Bond Fund	1,472,204	3,114,118	5,092,255
Intermediate Term Bond Fund	676,915	2,110,529	3,599,126
Short Term Bond Fund	196,546	1,076,495	2,385,607
High Income Bond Fund	247,743	390,721	554,786
Arizona Tax Free Fund	20,661	47,084	72,574
California Intermediate Tax Free Fund	50,465	103,475	134,392
California Tax Free Fund	28,669	58,377	73,717
Colorado Intermediate Tax Free Fund	69,273	127,727	194,354
Colorado Tax Free Fund	21,650	62,854	81,109
Intermediate Tax Free Fund	391,669	1,072,427	1,952,321
Minnesota Intermediate Tax Free Fund	283,836	574,482	725,970
Minnesota Tax Free Fund	167,679	405,801	521,448
Nebraska Tax Free Fund (2)	14,641	65,496	92,461
Oregon Intermediate Tax Free Fund	174,504	341,378	418,972
Tax Free Fund	525,717	1,181,790	1,418,838
Small Cap Growth Opportunities Fund	447,031	772,159	870,572
Mid Cap Growth Opportunities Fund	655,029	1,354,549	2,970,773
U.S. Government Mortgage Fund	293,722	464,629	722,444
Mid Cap Index Fund	267,000	505,256	596,317
Small Cap Select Fund	408,198	1,032,427	2,326,747
Large Cap Growth Opportunities Fund	516,311	778,102	2,478,451
Missouri Tax Free Fund	224,447	353,802	527,865
Ohio Tax Free Fund (3)	*	31,267	106,636
Short Tax Free Fund (4)	*	*	920,954
Intermediate Government Bond Fund (4)	*	*	1,122,971
Large Cap Select Fund (5)	*	*	82,202

____________________

*

Fund was not in operation during this fiscal year/period.

(1)

Information for the predecessor funds of Mid Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Large Cap Growth Opportunities Fund, Core Bond Fund, Intermediate Term Bond, Balanced Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund, Tax Free Fund, International Fund, Small Cap Index Fund, and Small Cap Select Fund is for the fiscal period from November 1, 2000 through September 30, 2001.

(2)

Commenced operations on August 30, 2001.

(3)

Commenced operations on April 30, 2002.

(4)

Commenced operations on October 25, 2002.

(5)

Commenced operations on January 31, 2003.

Distributor

Quasar Distributors, LLC (“Quasar” or the “Distributor”) serves as the distributor for the Funds’ shares. The Distributor is a wholly-owned subsidiary of U.S. Bancorp.  Prior to October 1, 2001 SEI Investments Distribution Co. served as the distributor for the Funds.  Prior to September 24, 2001, Quasar served as the distributor for the predecessor funds of Balanced Fund, Large Cap Growth Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, International Fund, Core Bond Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax

Free Fund. Prior to December 11, 2000, BISYS Fund Services Limited Partnership (“BISYS”), served as the distributor for the predecessor funds of Small Cap Index Fund, Small Cap Select Fund, International Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund.

The Distributor serves as distributor for the Class A, Class S and Class Y Shares pursuant to a Distribution Agreement dated October 1, 2001 (the “Distribution Agreement”) between itself and the Funds, as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated October 1, 2001, (the “Class B Distribution and Service Agreement”) between itself and the Funds, and as distributor for the Class C Shares pursuant to a Distribution and Service Agreement dated October 1, 2001 (“Class C Distribution and Service Agreement”) between itself and the Funds. These agreements are referred to collectively as the “Distribution Agreements.”

Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A, Class B and Class C Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the “Participating Institutions”) which enter into sales agreements with the Distributor.  U.S. Bancorp Investment Services, Inc. (“USBI”) a broker-dealer affiliated with the Advisor, and U.S. Bank, are Participating Institutions.  Participating Institutions that enter into sales agreements with the Funds’ Distributor to perform share distribution services may receive a commission on such sales of the Funds (except Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund) equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.  The Distributor may also enter into agreements whereby Participating Institutions provide shareholder support services with respect to Class S Shares.

The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each Fund for that month.

The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

The Class S Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of Class S Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class S Shares.  This fee is calculated and paid each month based on average daily net assets of the Class S Shares.

The Distributor receives no compensation for distribution of the Class Y Shares.

The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF’s Rule 12b-1 Plans of Distribution or in any agreement related to such plans.

The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by the principal underwriter (Quasar, SEI Investments Distribution Co. or BISYS, as applicable), during the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30, 2003:

	Total Underwriting Commissions
	Fiscal Year/Period Ended September 30, 2001(1)	Fiscal Year/Period Ended September 30, 2002	Fiscal Year/Period Ended September 30, 2003
Balanced Fund	$ 91,334	$153,517	$123,080
Equity Income Fund	89,047	199,267	308,773
Large Cap Growth Opportunities Fund	10,187	99,397	91,912
Large Cap Value Fund	104,371	83,472	130,851
Equity Index Fund	291,755	251,691	281,966
Mid Cap Index Fund	1,642	41,014	33,680
Small Cap Index Fund	419	42,844	23,013
Small Cap Growth Opportunities Fund	22,628	29,371	141,980
Mid Cap Growth Opportunities Fund	12,497	182,760	135,624
Mid Cap Value Fund	56,884	47,693	46,608
Small Cap Select Fund	3,942	296,526	139,593
Small Cap Value Fund	63,936	165,821	75,020
International Fund	136,186	46,858	86,502
Real Estate Securities Fund	12,208	44,300	10,890
Technology Fund	176,189	79,566	46,905
Corporate Bond Fund	65,982	24,545	81,539
Core Bond Fund	303,305	329,845	294,282
Intermediate Term Bond Fund	111,830	57,428	81,492
Short Term Bond Fund	72,768	245,630	440,796
High Income Bond Fund	4,626	32,268	147,849
U.S. Government Mortgage Fund	2	182,645	471,259
Arizona Tax Free Fund	213	1,287	16,483
California Intermediate Tax Free Fund	13,543	16,363	31,935
California Tax Free Fund	83,519	9,686	41,548
Colorado Intermediate Tax Free Fund	23,552	81,614	159,037
Colorado Tax Free Fund	59,822	58,958	47,641
Intermediate Tax Free Fund	10,023	45,124	103,049
Minnesota Intermediate Tax Free Fund	14,024	46,309	155,605
Minnesota Tax Free Fund	99,951	80,179	186,197
Missouri Tax Free Fund	704	101,805	131,125
Nebraska Tax Free Fund (2)	0	3,625	14,711
Oregon Intermediate Tax Free Fund	3,034	19,377	40,551
Tax Free Fund	71,297	46,352	64,205
Ohio Tax Free Fund (3)	*	15,416	14,335
Short Tax Free Fund (4)	*	*	39,802
Intermediate Government Bond Fund (4)	*	*	59,670
Large Cap Select Fund (5)	*	*	8,018

_____________________

*

Fund was not in operation during this fiscal year/period.

(1)

Information for the predecessor funds of Balanced Fund, Large Cap Growth Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, International Fund, Core Bond Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund is for the fiscal period from November 1, 2000 through September 30, 2001.

(2)

Commenced operations on February 28, 2001.

(3)

Commenced operations on April 30, 2002.

(4)

Commenced operations on October 25, 2002.

(5)

Commenced operations on January 31, 2003.

	Underwriting Commissions Retained by the Applicable Underwriter
	Fiscal Year/Period Ended September 30, 2001(1)	Fiscal Year/Period Ended September 30, 2002	Fiscal Year/Period Ended September 30, 2003
Balanced Fund	$ 0	$20,023	$13,006
Equity Income Fund	7,674	22,650	27,332
Large Cap Growth Opportunities Fund	0	10,263	8,488
Large Cap Value Fund	8,980	9,073	68,525
Equity Index Fund	25,144	27,651	26,534
Mid Cap Index Fund	0	3,849	2,314
Small Cap Index Fund	0	1,631	1,414
Small Cap Growth Opportunities Fund	0	5,438	14,651
Mid Cap Growth Opportunities Fund	0	20,851	14,413
Mid Cap Value Fund	4,898	5,997	4,916
Small Cap Select Fund	0	25,722	12,424
Small Cap Value Fund	6,039	12,094	7,663
International Fund	0	6,251	6,099
Real Estate Securities Fund	980	4,510	20
Technology Fund	15,184	4,305	4,627
Corporate Bond Fund	5,715	2,573	2,344
Core Bond Fund	26,124	31,258	15,657
Intermediate Term Bond Fund	0	8,891	10,434
Short Term Bond Fund	6,368	30,699	17,820
High Income Bond Fund	327	2,514	6,206
U.S. Government Mortgage Fund	0	11,806	25,212
Arizona Tax Free Fund	0	87	930
California Intermediate Tax Free Fund	1,143	2,409	4,136
California Tax Free Fund	7,184	617	2,071
Colorado Intermediate Tax Free Fund	1,959	11,496	250
Colorado Tax Free Fund	5,225	2,895	2,377
Intermediate Tax Free Fund	816	8,415	2,100
Minnesota Intermediate Tax Free Fund	1,143	9,094	12,369
Minnesota Tax Free Fund (2)	8,653	4,438	11,086
Missouri Tax Free Fund	0	25,162	12,751
Nebraska Tax Free Fund	0	256	1,090
Oregon Intermediate Tax Free Fund	327	2,470	6,962
Tax Free Fund	0	3,140	4,711
Ohio Tax Free Fund (3)	*	970	889
Short Tax Free Fund (4)	*	*	4,528
Intermediate Government Bond Fund (4)	*	*	6,198
Large Cap Select Fund (5)	*	*	790

___________________________

*

Fund was not in operation during this fiscal year/period.

(1)

Information for the predecessor funds of Balanced Fund, Large  Cap Core Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, International Fund, Core Bond Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund is for the fiscal period from November 1, 2000 through September 30, 2001.

(2)

Commenced operations on April 30, 2002.

(3)

Commenced operations on October 25, 2002.

(4)

Commenced operations on January 31, 2003

The Distributor received the following compensation from the Funds during the Funds’ most recent fiscal year:

Net Underwriting

Compensation on

Brokerage

Other

Discounts and

Redemptions and

Commissions

Compensation*

Commissions

Repurchases

Balanced Fund                                                               $

13,006

$       70,127

—

—

Equity Income Fund

27,332

70,547

—

—

Large Cap Growth Opportunities Fund

8,488

45,295

—

—

Large Cap Value Fund

68,525

51,032

—

—

Equity Index Fund

26,534

139,685

—

—

Mid Cap Index Fund

2,314

2,658

—

—

Small Cap Index Fund

1,414

2,153

—

—

Small Cap Growth Opportunities Fund

14,651

8,283

—

—

Mid Cap Growth Opportunities Fund

14,413

23,111

—

—

Mid Cap Value Fund

4,916

18,362

—

—

Small Cap Select Fund

12,424

25,931

—

—

Small Cap Value Fund

7,663

16,382

—

—

International Fund

6,099

34,994

—

—

Real Estate Securities Fund

20

28,122

—

—

Technology Fund

4,627

26,948

—

—

Corporate Bond Fund

2,344

79,914

—

—

Core Bond Fund

15,657

120,369

—

—

Intermediate Term Bond Fund

10,434

2,500

—

—

Short Term Bond Fund

17,820

72,451

—

—

High Income Bond Fund

6,206

39,529

—

—

U.S. Government Mortgage Fund

25,212

43,245

—

—

Arizona Tax Free Fund

930

—

—

—

California Intermediate Tax Free Fund

4,136

—

—

—

California Tax Free Fund

2,071

79

—

—

Colorado Intermediate Tax Free Fund

250

—

—

—

Colorado Tax Free Fund

2,377

6,954

—

—

Intermediate Tax Free Fund

2,100

21,000

—

—

Minnesota Intermediate Tax Free Fund

12,369

—

—

—

Minnesota Tax Free Fund

11,086

9,014

—

—

Missouri Tax Free Fund

12,751

20

—

—

Nebraska Tax Free Fund

1,090

191

—

—

Oregon Intermediate Tax Free Fund

6,962

—

—

—

Tax Free Fund

4,711

514

—

—

Ohio Tax Free Fund

889

—

—

—

Short Tax Free Fund

4,528

—

—

—

Intermediate Government Bond Fund

6,198

10,031

—

—

Large Cap Select Fund

790

68

—

—

_________________________

*

As disclosed below, the Funds also paid fees to the Distributor under FAIF’s Rule 12b-1 Plans and under the Shareholder Service Plan and Agreement between FAIF and the Distributor.  None of those fees were retained by the Distributor.  The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Funds’ Co-Administration Agreement.

FAIF has entered into a Shareholder Service Plan and Agreement with the Distributor, under which the Distributor has agreed to provide FAIF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FAIF, one or more specified shareholder services to beneficial owners of Class S Shares. The Distributor has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class S Shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay the Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The Distributor is to pay any shareholder service providers with which it enters into written agreements out of this amount.

The following table sets forth the total shareholder servicing fees, after waivers, paid by Class S shares of the Funds listed below for the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30, 2003:

Class S Share

Shareholder Servicing Fees

Fiscal Year/Period

Fiscal Year/Period

Fiscal Year/Period

Ended

Ended

Ended

September 30, 2001(1)

September 30, 2002

September 30, 2003

Balanced Fund

$

86,447

$104,964

$70,381

Equity Income Fund

19

40,641

54,544

Large Cap Growth Opportunities Fund

7,514

5,916

26,285

Large Cap Select Fund

0

0

2

Large Cap Value Fund

0

28,018

63,661

Equity Index Fund

2,163

116,270

120,475

Mid Cap Index Fund

4,268

10,258

9,806

Small Cap Index Fund

86,025

40,911

13,244

Small Cap Growth Opportunities Fund

1,567

6,334

6,860

Mid Cap Growth Opportunities Fund

939

13,875

23,661

Mid Cap Value Fund

0

237

1,553

Small Cap Select Fund

9,646

18,301

25,346

Small Cap Value Fund

0

755

2,546

International Fund

27,904

31,015

20,609

Real Estate Securities Fund

0

2,365

4,477

Technology Fund

0

2,197

7,691

Corporate Bond Fund

140

9,574

8,264

Core Bond Fund

1,455

81,115

93,852

Intermediate Term Bond Fund

575

4,821

17,536

Short Term Bond Fund

21

2.265

11,520

High Income Bond Fund

0

20

945

U.S. Government Mortgage Fund

18,665

53,859

53,650

Arizona Tax Free Fund

*

*

*

California Intermediate Tax Free Fund

*

*

*

California Tax Free Fund

*

*

*

Colorado Intermediate Tax Free Fund

*

*

*

Colorado Tax Free Fund

*

*

*

Intermediate Tax Free Fund

*

*

*

Minnesota Intermediate Tax Free Fund

*

*

*

Minnesota Tax Free Fund

*

*

*

Missouri Tax Free Fund

*

*

*

Nebraska Tax Free Fund

*

*

*

Oregon Intermediate Tax Free Fund

*

*

*

Tax Free Fund

*

*

*

Ohio Tax Free Fund

*

*

*

Short Tax Free Fund

*

*

*

Intermediate Government Bond Fund

*

*

*

____________________

*

Fund did not offer share class during time period indicated.

(1)

Information for the predecessor funds of Small Cap Index Fund, Small Cap Select Fund, International Fund and U.S. Government Mortgage Fund is for the fiscal period from November 1, 2000 through September 30, 2001.

FAIF has also adopted Plans of Distribution with respect to the Class A, Class B and Class C Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares. Each of the Plans is a “compensation-type” plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The distribution fees under each of the plans are used for primary purpose of compensating broker-dealers for their sales of the Funds. The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B and Class C Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.

The following table sets forth the total Rule 12b-1 fees, after waivers, paid by certain of the Funds for the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30, 2003 with respect to the Class A Shares, Class B and Class C Shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y Shares or Class S Shares of the Funds.

	Fiscal Year/Period Ended September 30, 2001 Rule 12b-1 Fees(1)			Fiscal Year/Period Ended September 30, 2002 Rule 12b-1 Fees			Fiscal Year/Period Ended September 30, 2003 Rule 12b-1 Fees

	Class A Shares	Class B Shares	Class C Shares	Class A Shares	Class B Shares	Class C Shares	Class A Shares	Class B Shares	Class C Shares

Balanced Fund	$ 0	$ 40,876	$ 0	$306,627	$452,039	$ 24,980	$245,779	$342,355	$ 66,997
Equity Income Fund	57,005	109,340	42,616	185,807	165,837	113,462	339,222	199,270	171,304
Large Cap Growth Opportunities Fund	0	22,108	0	83,024	33,650	4,629	152,044	226,952	93,522
Large Cap Value Fund	305,933	467,203	93,181	245,359	405,857	104,859	218,615	329,298	73,422
Equity Index Fund	298,231	1,050,073	343,013	473,121	939,002	296,364	375,990	701,602	295,573
Mid Cap Index Fund	0	8,688	0	9,750	15,693	4,281	10,466	18,214	12,463
Small Cap Index Fund	39	340	0	4,200	3,269	2,267	6,282	6,391	7,736
Small Cap Growth Opportunities Fund	0	18,662	0	151,442	50,204	1,510	143,887	46,209	5,439
Mid Cap Growth Opportunities Fund	0	11,988	0	226,814	39,960	4,276	288,678	66,290	97,118
Mid Cap Value Fund	37,148	94,531	24,357	37,692	126,395	37,267	36,471	100,535	30,457

Small Cap Select Fund	1,966	13,570	0	76,620	37,478	15,093	128,855	81,198	74,765
Small Cap Value Fund	93,532	108,104	29,066	82,916	142,212	54,918	70,724	119,191	42,014
International Fund	760	7,889	*	139,377	101,485	157,741	100,230	73,068	106,673
Real Estate Securities Fund	5,517	18,133	2,640	22,339	21,252	3,970	59,836	27,764	19,026
Technology Fund	181,168	327,294	194,798	84,057	186,321	96,995	60,889	141,441	63,098
Corporate Bond Fund	4,755	12,733	20,776	23,889	210,514	51,713	27,316	161,264	54,232
Core Bond Fund	280,209	124,064	26,451	292,472	155,362	94,051	406,640	238,416	123,101
Intermediate Term Bond Fund	0	2,334	*	94,127	*	*	108,550	*	*
Short Term Bond Fund	124,540	*	*	212,038	*	*	250,904	*	*
High Income Bond Fund	52,634	17,773	20,164	47,343	35,519	54,670	82,674	62,912	134,551
U.S. Government Mortgage Fund	771	10,960	*	27,609	33,750	13,016	55,086	96,760	136,066
Arizona Tax Free Fund	35,635	*	4,399	29,420	*	17,283	34,653	*	16,220
California Intermediate Tax Free Fund	0	*	*	6,396	*	*	6,756	*	*
California Tax Free Fund	45,467	*	1,966	41,722	*	4,866	29,724	*	7,124
Colorado Intermediate Tax Free Fund	0	*	*	17,839	*	*	33,747	*	*
Colorado Tax Free Fund	42,347	*	4,866	50,626	*	16,208	40,827	*	27,458
Intermediate Tax Free Fund	0	*	*	36,664	*	*	47,919	*	*
Minnesota Intermediate Tax Free Fund	0	*	*	23,417	*	*	39,578	*	*
Minnesota Tax Free Fund	256,263	*	22,713	313,653	*	60,878	324,438	*	80,502
Missouri Tax Free Fund	2,813	12,175	*	58,180	*	19	69,217	*	1,571
Nebraska Tax Free Fund (2)	6,301	*	291	12,891	*	3,800	11,418	*	8,129
Oregon Intermediate Tax Free Fund	0	*	*	10,113	*	*	11,992	*	*
Tax Free Fund	216	3,077	0	118,876	*	35,135	107,845	*	39,500
Ohio Tax Free Fund (3)	*	*	*	217	*	3	1,354	*	802
Short Tax Free Fund (4)	*	*	*	*	*	*	2,957	*	*
Intermediate Government Bond Fund (4)	*	*	*	*	*	*	2,396	*	*
Large Cap Select Fund (5)	*	*	*	*	*	*	147	277	92

____________________

*

Fund or class was not in operation during this fiscal year/period.

(1)

Information for the predecessor funds of Balanced Fund, Large  Cap Core Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, International Fund, Core Bond Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund is for the fiscal period from November 1, 2000 through September 30, 2001.

(2)

Commenced operations on February 8, 2001.

(3)

Commenced operations on April 30, 2002.

(4)

Commenced operations on October 25, 2002.

(5)

Commenced operations on January 31, 2003.

The following table sets forth the Rule 12b-1 fees The Distributor paid to Participating Institutions for the fiscal year/period ended September 30, 2003 with respect to the Class A shares, Class B shares and Class C shares of the Funds.

	Fiscal Year/Period Ended September 30, 2003

	Class A Shares	Class B Shares	Class C Shares

Balanced Fund	$233,258	$78,087	$57,576
Equity Income Fund	315,076	44,698	126,876
Large Cap Growth Opportunities Fund	139,831	52,970	57,769
Large Cap Value Fund	187,685	73,413	35,010
Equity Index Fund	315,125	130,169	158,326
Mid Cap Index Fund	9,613	4,085	8,981
Small Cap Index Fund	5,675	1,344	6,137
Small Cap Growth Opportunities Fund	80,677	7,600	5,029
Mid Cap Growth Opportunities Fund	268,823	15,158	84,467
Mid Cap Value Fund	28,331	21,549	12,718
Small Cap Select Fund	117,137	17,509	56,274
Small Cap Value Fund	60,374	25,163	22,918
International Fund	74,405	14,895	43,698
Real Estate Securities Fund	13,413	4,014	16,899
Technology Fund	74,405	25,262	27,022
Corporate Bond Fund	25,592	38,163	28,420
Core Bond Fund	282,927	50,105	92,382
Intermediate Term Bond Fund	72,268	*	*
Short Term Bond Fund	178,340	*	*
High Income Bond Fund	47,397	11,911	94,562
U.S. Government Mortgage Fund	53,095	17,428	134,134

Arizona Tax Free Fund	32,304	*	6,749
California Intermediate Tax Free Fund	6,081	*	*
California Tax Free Fund	26,055	*	6,621
Colorado Intermediate Tax Free Fund	29,477	*	*
Colorado Tax Free Fund	35,177	*	18,076
Intermediate Tax Free Fund	37,861	*	*
Minnesota Intermediate Tax Free Fund	33,651	*	*
Minnesota Tax Free Fund	265,499	*	42,180
Missouri Tax Free Fund	58,422	*	1,567
Nebraska Tax Free Fund	6,823	*	5,697
Oregon Intermediate Tax Free Fund	10,426	*	*
Tax Free Fund	94,966	*	16,596
Ohio Tax Free Fund	1,354	*	809
Short Tax Free Fund	2,705	*	*
Intermediate Government Bond Fund	2,321	*	*
Large Cap Select Fund	145	8	112

*

Fund or class was not in operation during this fiscal year/period.

Custodian and Auditors

Custodian. The custodian of the Funds' assets is U.S. Bank (the "Custodian"), 415 Walnut Street, Cincinnati, OH 45202. The Custodian is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian or, for International Fund, by a sub-custodian. The Custodian or sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.01%. Sub-custodian fees with respect to Emerging Markets Fund and International Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

Auditors.  Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds’ independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor or, in the case of International Fund, its subadvisor (the “Subadvisor”).

In selecting a broker-dealer to execute securities transactions, the Advisor and each Subadvisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution.  However, in the case of the Advisor, a predominant factor in selecting a broker-dealer to execute securities transactions is often the nature and quality of any brokerage and research services provided by the broker-dealer.  The Funds may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”).  The Funds may pay up in recognition of the value of brokerage and research services provided to the Advisor or Subadvisor by the broker-dealer.  In such cases, the Funds are in effect paying for the brokerage and research services in so-called “soft-dollars”.  However, the Advisor and Subadvisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or Subadvisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor or Subadvisor with respect to the Funds.

The types of brokerage services the Advisor or Subadvisor receive from broker-dealers include automated equity trade order entry and execution systems and systems which provide an automated DTC interface to facilitate securities trading, clearance and settlement.  Such brokerage services may be provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and record-keeping services into one package. The types of research services the Advisor or Subadvisor receive include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decisionmaking process.  Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts.  Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor or Subadvisor by, or through, broker-dealers.

The research products and services the Advisor or Subadvisor receive from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor’s or Subadvisor’s own normal research activities.  As a practical matter, however, it would be impossible for the Advisor or Subadvisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor or Subadvisor would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that the Advisor or Subadvisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor and Subadvisor are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

As a general matter, the brokerage and research products and services the Advisor and Subadvisor receive from broker-dealers are used to service all of their respective accounts.  However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

In some cases, the Advisor and Subadvisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing.  In such cases, the Advisor or respective Subadvisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds.  In such circumstance, the Advisor or Subadvisor has a conflict of interest in making such decisions.  Subject to their best price and execution responsibilities, the Advisor and Subadvisor may consider the placement of orders by securities firms for the purchase of Fund shares as a factor in allocating portfolio transactions.

The Advisor effects equity securities transactions on behalf of the Funds through its trading desks in Minneapolis and Milwaukee.  Each trading desk makes its own determinations regarding allocation of brokerage among the various broker-dealers it uses to execute trades, including evaluations of the quality of execution, the research products and services received and the commissions paid.  The trading desks communicate with each other, and each has access to the trade blotter of the other, but they otherwise operate independently.  One trading desk may therefore be selling a given security at the same time that the other trading desk is buying the security.

Many of the Funds’ portfolio transactions involve payment of a brokerage commission by the appropriate Fund.  In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers.  Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup.  In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

It is expected that International Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market.  The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commissions on United States transactions.  There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States.  Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities.  ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas.  The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor, Subadvisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of the Advisor or Clay Finlay are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor or Clay Finlay to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30, 2003:

Fiscal Year/

Fiscal Year/

Fiscal Year/

Period Ended

Period Ended

Period Ended

September 30, 2001(1)

September 30, 2002

September 30, 2003

Balanced Fund

$     380,473

$

981,441

$  1,209,854

Equity Income Fund

319,497

942,243

1,599,002

Equity Index Fund

48,156

111,002

106,468

Large Cap Value Fund

2,467,114

3,236,937

3,559,560

Mid Cap Value Fund

1,218,065

1,104,016

1,418,759

Small Cap Value Fund

559,374

1,078,075

1,277,578

International Fund

6,819,850

2,207,445

3,266,765

Real Estate Securities Fund

274,933

586,498

577,285

Technology Fund

610,550

1,167,418

758,602

Corporate Bond Fund

29,262

850

—

Core Bond Fund

73,091

—

—

Intermediate Term Bond Fund

16,411

—

—

Short Term Bond Fund

—

—

—

High Income Bond Fund

101,747

—

2,261

Arizona Tax Free Fund

—

—

—

California Intermediate Tax Free Fund

—

—

—

California Tax Free Fund

—

—

—

Colorado Intermediate Tax Free Fund

4,500

—

—

Colorado Tax Free Fund

300

—

—

Intermediate Tax Free Fund

4,993

—

—

Minnesota Intermediate Tax Free Fund

1,250

—

—

Minnesota Tax Free Fund

14,071

—

—

Nebraska Tax Free Fund (3)

—

—

—

Oregon Intermediate Tax Free Fund

—

—

—

Tax Free Fund

10,429

—

—

Mid Cap Index Fund

63,431

26,173

41,878

Small Cap Index Fund

139,701

99,985

56,515

Small Cap Growth Opportunities Fund

472,445

1,883,225

3,674,486

Small Cap Select Fund

1,088,077

3,232,105

6,052,886

Mid Cap Growth Opportunities Fund

1,741,723

3,503,333

5,799,998

Large Cap Growth Opportunities Fund

310,893

448,501

2,054,359

U.S. Government Mortgage Fund

—

—

—

Missouri Tax Free Fund

—

—

—

Ohio Tax Free Fund (4)

*

—

—

Short Tax Free Fund (5)

*

*

—

Intermediate Government Bond Fund (5)

*

*

—

Large Cap Select Fund (6)

*

*

193,295

________________________________________________

*

Fund was not in operation during this fiscal year.

—

No Commissions paid.

(1)

Information for the predecessor funds of Balanced Fund, Large Cap Growth Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, International Fund, Core Bond Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund is for the fiscal period from November 1, 2000 through September 30, 2001.

(2)

Commenced operations on February 28, 2001.

(3)

Commenced operations on April 30, 2002.

(4)

Commenced operations on October 25, 2002.

(5)

Commenced operations on January 31, 2003.

(6)

[Copy missing??].

At September 30, 2003, certain Funds held the securities of their “regular brokers or dealers,” as follows:

Fund	Regular Broker or Dealer Issuing Securities	Amount of Securities Held by Fund (000)	Type of Securities

Balanced Fund	Bank of America	$ 1,436	Equity Securities
	Countrywide	$ 282	Equity Securities
	Goldman Sachs	$ 3,439	Equity Securities
	J.P. Morgan Chase	$ 2,688	Equity Securities
	Merrill Lynch	$ 2,765	Equity Securities
	Citigroup	$ 11,446	Equity Securities
	Bank of America	$ 1,136	Corporate Obligations
	Morgan Stanley Dean Witter	$ 11,629	Corporate Obligations
	Credit Suisse First Boston	$ 15,259	Corporate Obligations
	Goldman Sachs	$ 9,673	Corporate Obligations
	Deutsche Bank	$ 21,863	Corporate Obligations
	Merrill Lynch	$ 37,143	Corporate Obligations
	Lehman Brothers	$ 18,673	Corporate Obligations

Core Bond Fund	J.P. Morgan Chase	$ 14,444	Corporate Obligations
	Morgan Stanley Dean Witter	$ 71,946	Corporate Obligations
	Bank of America	$ 17,188	Corporate Obligations
	Credit Suisse First Boston	$ 71,923	Corporate Obligations
	Merrill Lynch	$176,152	Corporate Obligations
	Deutsche Bank	$103,180	Corporate Obligations
	Lehman Brothers	$ 88,121	Corporate Obligations
	Goldman Sachs	$ 50,761	Corporate Obligations
	Merrill Lynch	$ 1,827	Equity Securities

Corporate Bond Fund	Morgan Stanley Dean Witter	$ 5,099	Corporate Obligations
	J.P. Morgan Chase	$ 3,852	Corporate Obligations
	Credit Suisse First Boston	$ 6,993	Corporate Obligations
	Lehman Brothers	$ 7,726	Corporate Obligations
	Merrill Lynch	$ 106	Equity Securities
	Goldman Sachs	$ 3,463	Corporate Obligations
	Merrill Lynch	$ 10,030	Corporate Obligations
	Deutsche Bank	$ 5,966	Corporate Obligations

Equity Income Fund	Morgan Stanley Dean Witter	$ 11,429	Equity Securities
	Merrill Lynch	$ 14,580	Equity Securities
	Bank of America	$ 30,571	Equity Securities
	J.P. Morgan Chase	$ 18,118	Equity Securities
	Citigroup	$ 43,511	Equity Securities
	Goldman Sachs	$ 6,918	Equity Securities
	Credit Suisse First Boston	$ 29,486	Corporate Obligations
	Deustche Bank	$ 47,330	Corporate Obligations
	Merrill Lynch	$ 80,406	Corporate Obligations
	Goldman Sachs	$ 19,188	Corporate Obligations
	Lehman Brothers	$ 40,423	Corporate Obligations
	Morgan Stanley Dean Witter	$ 23,281	Corporate Obligations

Fund	Regular Broker or Dealer Issuing Securities	Amount of Securities Held by Fund (000)	Type of Securities

Equity Index Fund	Citigroup	$ 51,413	Equity Securities
	Goldman Sachs	$ 8,723	Equity Securities
	J.P. Morgan Chase	$ 15,334	Equity Securities
	Lehman Brothers	$ 3,665	Equity Securities
	Merrill Lynch	$ 10,978	Equity Securities
	Morgan Stanley Dean Witter	$ 12,037	Equity Securities
	Prudential	$ 4,472	Equity Securities
	Bank of America	$ 25,582	Equity Securities
	Countrywide	$ 2,335	Equity Securities
	Credit Suisse First Boston	$ 52,422	Corporate Obligations
	Deutsche Bank	$ 84,150	Corporate Obligations
	Merrill Lynch	$142,955	Corporate Obligations
	Goldman Sachs	$ 34,114	Corporate Obligations
	Lehman Brothers	$ 71,867	Corporate Obligations
	Morgan Stanley Dean Witter	$ 41,392	Corporate Obligations

High Income Bond Fund	Credit Suisse First Boston	$ 5,373	Corporate Obligations
	Deustche Bank	$ 8,625	Corporate Obligations
	Goldman Sachs	$ 3,497	Corporate Obligations
	Lehman Brothers	$ 7,368	Corporate Obligations
	Merrill Lynch	$ 14,500	Corporate Obligations
	Morgan Stanley Dean Witter	$ 4,243	Corporate Obligations
	Merrill Lynch	$ 153	Equity Securities

Intermediate Term Bond Fund	Morgan Stanley Dean Witter	$ 85,684	Corporate Obligations
	J.P. Morgan	$ 13,306	Corporate Obligations
	Goldman Sachs	$ 36,416	Corporate Obligations
	Lehman Brothers	$ 65,900	Corporate Obligations
	Merrill Lynch	$118,519	Corporate Obligations
	Prudential	$ 890	Corporate Obligations
	Deutsche Bank	$ 70,502	Corporate Obligations
	Credit Suisse First Boston	$ 59,322	Corporate Obligations
	Bank of America	$ 5,678	Corporate Obligations
	Merrill Lynch	$ 1,248	Equity Securities

Large Cap Growth Opportunities Fund	Goldman Sachs	$ 3,054	Equity Securities
	Citigroup	$ 12,499	Equity Securities
	Lehman Brothers	$ 9,395	Equity Securities
	Credit Suisse First Boston	$ 45,152	Corporate Obligations
	Deutsche Bank	$ 72,479	Corporate Obligations
	Merrill Lynch	$123,129	Corporate Obligations
	Goldman Sachs	$ 29,383	Corporate Obligations
	Lehman Brothers	$ 61,901	Corporate Obligations
	Morgan Stanley Dean Witter	$ 35,652	Corporate Obligations

Large Cap Select Fund	Citigroup	$ 5,526	Equity Securities
	Goldman Sachs	$ 1,448	Equity Securities
	J.P. Morgan Chase	$ 468	Equity Securities
	Lehman Brothers	$ 359	Equity Securities
	Merrill Lynch	$ 1,242	Equity Securities
	Bank of America	$ 779	Equity Securities
	Credit Suisse First Boston	$ 2,679	Corporate Obligations
	Deutsche Bank	$ 4,302	Corporate Obligations
	Merrill Lynch	$ 7,305	Corporate Obligations
	Goldman Sachs	$ 1,744	Corporate Obligations
	Lehman Brothers	$ 3,672	Corporate Obligations
	Morgan Stanley Dean Witter	$ 2,116	Corporate Obligations

Large Cap Value Fund	Bank of America	$ 19,515	Equity Securities
	Goldman Sachs	$ 11,670	Equity Securities
	J.P. Morgan Chase	$ 19,235	Equity Securities
	Citigroup	$ 61,916	Equity Securities
	Merrill Lynch	$107,687	Equity Securities
	Credit Suisse First Boston	$ 32,785	Corporate Obligations
	Deutsche Bank	$ 52,628	Corporate Obligations
	Goldman Sachs	$ 21,336	Corporate Obligations
	Lehman Brothers	$ 44,947	Corporate Obligations

Fund	Regular Broker or Dealer Issuing Securities	Amount of Securities Held by Fund (000)	Type of Securities

	Morgan Stanley Dean Witter	$ 25,887	Corporate Obligations

Mid Cap Growth Opportunities Fund	Credit Suisse First Boston	$ 49,269	Corporate Obligations
	Deutsche Bank	$ 79,088	Corporate Obligations
	Merrill Lynch	$134,356	Corporate Obligations
	Goldman Sachs	$ 32,062	Corporate Obligations
	Lehman Brothers	$ 67,544	Corporate Obligations
	Morgan Stanley Dean Witter	$ 38,902	Corporate Obligations

Mid Cap Index Fund	Credit Suisse First Boston	$ 6,314	Corporate Obligations
	Deutsche Bank	$ 10,135	Corporate Obligations
	Merrill Lynch	$ 17,217	Corporate Obligations
	Goldman Sachs	$ 4,108	Corporate Obligations
	Lehman Brothers	$ 8,665	Corporate Obligations
	Morgan Stanley Dean Witter	$ 4,985	Corporate Obligations

Mid Cap Value Fund	Countrywide	$ 2,812	Equity Securities
	Credit Suisse First Boston	$ 11,928	Corporate Obligations
	Deutsche Bank	$ 19,148	Corporate Obligations
	Merrill Lynch	$ 32,529	Corporate Obligation
	Goldman Sachs	$ 7,763	Corporate Obligations
	Lehman Brothers	$ 16,353	Corporate Obligations
	Morgan Stanley Dean Witter	$ 9,418	Corporate Obligations

Real Estate Securities Fund	Credit Suisse First Boston	$ 4,293	Corporate Obligations
	Deutsche Bank	$ 6,470	Corporate Obligations
	Merrill Lynch	$ 11,705	Corporate Obligations
	Goldman Sachs	$ 2,794	Corporate Obligations
	Lehman Brothers	$ 5,885	Corporate Obligations
	Morgan Stanley Dean Witter	$ 3,389	Corporate Obligations

Short Term Bond Fund	Citigroup	$ 4,363	Corporate Obligations
	Credit Suisse First Boston	$ 32,277	Corporate Obligations
	Goldman Sachs	$ 25,984	Corporate Obligations
	Merrill Lynch	$ 78,611	Corporate Obligations
	Lehman Brothers	$ 36,292	Corporate Obligations
	Bank of America	$ 6,405	Corporate Obligations
	Morgan Stanley Dean Witter	$ 26,079	Corporate Obligations
	Deutsche Bank	$ 38,467	Corporate Obligations
	Merrill Lynch	$ 681	Equity Securities
	J.P. Morgan Chase	$ 4,509	Corporate Obligations

Small Cap Growth Opportunities Fund	Credit Suisse First Boston	$ 9,133	Corporate Obligations
	Deutsche Bank	$ 14,663	Corporate Obligations
	Merrill Lynch	$ 24,909	Corporate Obligations
	Goldman Sachs	$ 5,944	Corporate Obligations
	Lehman Brothers	$ 12,522	Corporate Obligations
	Morgan Stanley Dean Witter	$ 7,212	Corporate Obligations

Small Cap Index Fund	Credit Suisse First Boston	$ 1,127	Corporate Obligations
	Deutsche Bank	$ 1,808	Corporate Obligations
	Merrill Lynch	$ 3,073	Corporate Obligations
	Goldman Sachs	$ 732	Corporate Obligations
	Lehman Brothers	$ 1,544	Corporate Obligations
	Morgan Stanley Dean Witter	$ 889	Corporate Obligations

Small Cap Select Fund	Credit Suisse First Boston	$ 39,367	Corporate Obligations
	Deutsche Bank	$ 63,193	Corporate Obligations
	Merrill Lynch	$107,354	Corporate Obligations
	Goldman Sachs	$ 25,618	Corporate Obligations
	Lehman Brothers	$ 53,971	Corporate Obligations
	Morgan Stanley Dean Witter	$ 31,084	Corporate Obligations

Small Cap Value Fund	Credit Suisse First Boston	$ 12,160	Corporate Obligations
	Deutsche Bank	$ 19,520	Corporate Obligations
	Merrill Lynch	$ 33,158	Corporate Obligations

Fund	Regular Broker or Dealer Issuing Securities	Amount of Securities Held by Fund (000)	Type of Securities

	Goldman Sachs	$ 7,914	Corporate Obligations
	Lehman Brothers	$ 16,672	Corporate Obligations
	Morgan Stanley Dean Witter	$ 9,601	Corporate Obligations

Technology Fund	Credit Suisse First Boston	$ 3,610	Corporate Obligations
	Deutsche Bank	$ 5,794	Corporate Obligations
	Merrill Lynch	$ 9,845	Corporate Obligations
	Goldman Sachs	$ 2,350	Corporate Obligations
	Lehman Brothers	$ 4,948	Corporate Obligations
	Morgan Stanley Dean Witter	$ 2,850	Corporate Obligations

U.S. Government Mortgage Fund	Citigroup	$ 2,896	Corporate Obligations
	Morgan Stanley Dean Witter	$ 5,055	Corporate Obligations
	Merrill Lynch	$ 17,274	Corporate Obligations
	Merrill Lynch	$ 182	Equity Securities
	Credit Suisse First Boston	$ 6,402	Corporate Obligations
	Deutsche Bank	$ 9,026	Corporate Obligations
	Goldman Sachs	$ 4,166	Corporate Obligations
	Lehman Brothers	$ 8,777	Corporate Obligations

CAPITAL STOCK

Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan.  The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

As of January 2, 2004, the directors and officers of FAIF as a group owned less than one percent of each Fund’s outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

TAX FREE

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	53.31%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			48.01%

US BANCORP INVESTMENTS INC. FBO 245736201 100 SOUTH 5TH ST. SUITE 1400 MINNEAPLOIS MN 55402-1217			36.15%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

BAND AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				87.67%

WASHINGTON AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				8.28%

MINNESOTA TAX FREE

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	59.48%

WELLS FARGO INVESTMENTS A/C 8999-1120 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 554021916	11.15%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			59.77%

US BANCORP INVESTMENTS INC. FBO 192318101 100 SOUTH 5TH ST. SUITE 1400 MINNEAPLOIS MN 55402-1217			5.52%

BAND AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				84.00%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000				6.18%

MINNESOTA INTERMEDIATE TAX FREE

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	30.18%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				90.61%

WASHINGTON & CO PO BOX 1787 MILWAUKEE, WI 53201-1787				5.95%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

COLORADO INTERMEDIATE TAX FREE

US BANCORP PIPER JAFFRRAY FOR THE EXCLUSIVE BEN OF IT’S CUSTOMERS ATTN TA SERVICE BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-1217	8.73%

US BANCORP INVESTMENTS INC FBO 220582181 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217	5.57%

US BANCORP INVESTMENTS INC FBO 220582181 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217	5.42%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				71.10%

WASHINGTON & CO PO BOX 1787 MILWAUKEE, WI 53201-1787				24.19%

MISSOURI TAX FREE

US BANCORP INVESTMENTS INC. FBO 255841471 100 SOUTH 5TH ST SUITE 1400 MINNEAPOLIS MN 55402-1217			36.34%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			16.53%

US BANCORP INVESTMENTS INC. FBO 252717941 100 SOUTH 5TH ST SUITE 1400 MINNEAPOLIS MN 55402-1217			11.83%

US BANCORP INVESTMENTS INC. FBO 255838911 100 SOUTH 5TH ST SUITE 1400 MINNEAPOLIS MN 55402-1217			11.04%

US BANCORP INVESTMENTS INC. FBO 222803741 100 SOUTH 5TH ST SUITE 1400 MINNEAPOLIS MN 55402-1217

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				76.31%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				19.79%

LARGE CAP VALUE

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	33.77%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000		19.37%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				41.31%

BAND AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				25.43%

US BANK CUST USB BANCORP CAP U/A01-01-1984 1805TH ST E STE SPEN0502 SAINT PAUL, MN 55101-2672				17.98%

WASHINGTON AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				5.50%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					45.74%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					11.24%

MID CAP VALUE

US BANCORP PIPER JAFFRAY FOR THE SOLE BEN OF ITS CUSTOMERS. OMNIBUS. ATTN TA SERVICE BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-1217	23.195

US BANCORP PIPER JAFFRAY FOR THE SOLE BEN OF ITS CUSTOMERS. MID CAP VALUE CL B OMNIBUS. ATTN TA SERVICE BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-1217	28.61%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				43.18%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				18.24%

US BANK TR US BANCORP CAP U/A 01-01-1984 180 5TH ST STE SPEN 0502 ST PAUL, MN 55101-2672				15.67%

US BANK TR US BANCORP CAP U/A 01-01-1984 180 5TH ST STE SPEN 0502 ST PAUL, MN 55101-2672				12.33%

NFSC FEBO# 251-056723 US BANK NATIONAL ASSOC TTEE FIRST NATIONAL BANK OF BUFFALO 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					22.76%

NFSC FEBO# 251-053627 US BANK NATIONAL ASSOC TTEE PELLA PRODUCTS COMPANY RETIREM 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					18.50%

NFSC FEBO# 251-056286 US BANK NATIONAL ASSOC TTEE ERICKSON &BROOKS RETIREMENT S 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					11.89%

MUGGS &CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					11.02%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					9.71%

NFSC FEBO# 251-062316 US BANK NATIONAL ASSOC TTEE MIDLAND COMPUTER IN 401(K) SA 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					9.60%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					7.41%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

SMALL CAP VALUE

US BANCORP PIPER JAFFRAY FOR SOLE BEN OF ITSCUSTOMERS. SMALL CAP VALUE A OMNIBUS ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	19.36%

PERSHING LLC PO VOX 2052 JERSEY CITY, NJ 07303-2052	6.95%

US BANCORP PIPER JAFFRAY FOR SOLE BEN OF ITS CUSTOMERS. SMALL CAP VALUE A OMNIBUS ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000		26.77%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				36.08

US BANK CUST US BANCORP CAP U/A 01-01-1984 180 5TH ST E STE SPEN0502 ST PAUL, MN 55101-2672				23.23%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				11.16%

WASHINGTON & CO PO BOX 1787 MILWAUKEE, WI 53201-1787				6.44%

NFSC FEBO# 251-070050 US BANK NATIONAL ASSOC TTEE WAITT MEDIA, INC 401 (K) PLAN 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					23.66%

NFSC FEBO# 251-060550 US BANK NATIONAL ASSOC TTEE LAKELAND MOLD COMPANY401(K) P 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					16.09%

NFSC FEBO# 251-056286 US BANK NATIONAL ASSOC TTEE ERICKSON & BROOKS RETIREMENT S 1555 N. RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					9.82%

NFSC FEBO# 251-056367 US BANK NATIONAL ASSOC TTEE EVERIST MATERIALS LLC 401(K) P 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					9.62%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

NFSC FEBO# 251-062316 US BANK NATIONAL ASSOC TTEE MIDLAND COMPUTER INC 401(K) SA 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					6.32%

NFSC FEBO# 251-054313 US BANK NATIONAL ASSOC TTEE CITY OF PAPILLION POLICE PENSION 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					5.95%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					5.61%

NFSC FEBO# 251-053627 US BANK NATIONAL ASSOC TTEE PELLA PRODUCTS COMPANY RETIREM 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					5.16%

NFSC FEBO# 251-063860 US BANK NATIONAL ASSOC TTEE OMAHA FIXTURE MANUFACTURING I 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					5.00%

CALIFORNIA INTERMEDIATE TAX FREE

US BANCORP INVESTMENTS FBO 180845331 60 LIVINGSTON AVE ST.PAUL MN 55107-2292	10.43%

US BANCORP INVESTMENTS FBO 124484601 100 SOUTH 5TH ST. SUITE 1400 MINNEAPOLIS, MN 55402-1217	10.22%

US BANCORP INVESTMENTS FBO 124484601 100 SOUTH 5TH ST. SUITE 1400 MINNEAPOLIS, MN 55402-1217	5.49%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				79.57%

WASHINGTON AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				19.72%

OREGON INTERMEDIATE TAX FREE

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	7.94%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

WILLIAM L MAINWARING 1090 SOUTHRIDGE PL S SALEM, OR 97302-5947	7.33%

ATWELL & CO FBO 752581985 PO BOX 2044 PECK SLIP STATION NEW YORK, NY 10036	6.71%

WASHINGTON & CO PO BOX 1787 MILWAUKEE, WI 53201-1787				55.50%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				40.73%

TECHNOLOGY

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS. ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	25.71%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS. ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	12.09%

FIDELITY INVESTMENTS INSTL OPS CO AGENT FOR CERTAIN EMPLOYEE BENEFIT PLAN 100 MAGELLAN WAY – KWIC COVINGTON KY 41015-1999	8.92%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS. ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000		19.96%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				14.44%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				14.35%

WASHINGTON & CO PO BOX 1787 MILWAUKEE, WI 53201-1787				10.68%

MUGGS &CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					33.27%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					18.52%

NFSC FEBO# 251-056723 US BANK NATIONAL ASSOC TTEE FIRST NATIONAL BANK OF BUFFALO 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					10.73%

NFSC FEBO# 251-056626 US BANK NATIONAL ASSOC TTEE FIEHRER MOTERS, INC 401(K) PL 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					9.23%

NFSC FEBO# 251-064807 US BANK NATIONAL ASSOC TTEE GEORGE WHITE CHEVROLET, INC 4 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					6.07%

HIGH INCOME BOND

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS. ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	14.43%

US BANCORP INVESTMENTS INC FBO 220582181 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217	13.31%

WELLS FARGO INVESTMENTS A/C 15233000 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 554021916	7.55%

WELLS FARGO INVESTMENTS A/C 8999-1120 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 554021916	6.63%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	6.33%

US BANCORP INVESTMENTS INC FBO 122264601 100 SOUTH FIFTH ST STE 1400 MINNEAPOLIS MN 55402-1217	6.03%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS HIGH INCOME BOND CL B OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000		12.37%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			65.07%

BAND AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				67.50%

WASHINGTON AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				16.60%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				14.11%

NFSC FEBO# 251-064912 US BANK NATIONAL ASSOC TTEE PPMH 401(K) RETIREMENT PLAN 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					48.98%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					21.03%

NFSC FEBO# 251-051195 US BANK NATIONAL ASSOC TTEE ACCURATE ELECTRIC CONSTUCT, I 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					18.38%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					5.35%

INTERMEDIATE TAX FREE

UNIFIED TRUST COMPANY NA OMNIBUS TRUST 2353 ALEXANDRIA DR STE 100 LEXINGTON, KY 40504-2308	6.74%

BAND AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				48.11%

WASHINGTON AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				44.55%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				7.19%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

INTERMEDIATE GOVERNMENT BOND

WASHINGTON AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				91.02%

BAND AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				5.96%

BALANCED

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	10.44%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000		18.67%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				5.53%

NFSC FEBO #251-070254 US BANK NATIONAL ASSOC TTEE U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958				5.45%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					19.09%

NFSC FEBO# 251-053074 US BANK NATIONAL ASSOC TTEE BLOOMER PLASTICS, INC PROFIT U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					14.31%

NFSC FEBO# 251-064530 US BANK NATIONAL ASSOC TTEE PETEFISH, SKILES & CO. PROFIT U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					7.46%

NFSC FEBO# 251-072117 US BANK NATIONAL ASSOC TTEE CLEAN THE UNIFORM CO ST LOUIS U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					6.72%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

EQUITY INCOME

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS EQUITY INCOME CL Y OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	11.49%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS EQUITY INCOME CL Y OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000				32.91%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				29.60%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				22.38%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					27.01%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					20.75%

NFSC FEBO# 251-072117 US BANK NATIONAL ASSOC TTEE CLEAN THE UNIFORM CO ST LOUIS 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					8.68%

REAL ESTATE SECURITIES

UNIFIED TRUST COMPANY NA OMNIBUS TRUST 2353 ALEXANDRIA DR STE 100 LEXINGTON, KY 40504-2308	50.43%

UNIFIED TRUST COMPANY NA OMNIBUS TRUST 2353 ALEXANDRIA DR STE 100 LEXINGTON, KY 40504-2308	14.27%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS. ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000		14.37%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				48.06%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-178				28.28%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				18.48%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					20.15%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					11.79%

NFSC FEBO# 251-069299 US BANK NATIONAL ASSOC TTEE TRANSWOOD EMPLOYEES’ RETIREMENT U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					9.30%

NFSC FEBO# 251-069795 US BANK NATIONAL ASSOC TTEE VALLEY INTERIOR SYSTEMS INC U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					8.57%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					6.54%

NFSC FEBO# 251-069728 US BANK NATIONAL ASSOC TTEE UTILITY TRAILER SALES 401(K) P U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					6.35%

NFSC FEBO# 251-056260 US BANK NATIONAL ASSOC TTEE EPISCOPAL RETIREMENT HOMES, IN U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					5.06%

INTERNATIONAL

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	41.04%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000		34.41%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				51.82%

BAND AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				25.38%

WASHINGTON AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				10.70%

US BANK TR U/A 01-01-1984 180 5TH ST E STE SPEN0502 ST. PAUL, MN 55101-2672				5.05%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					22.55%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					19.42%

NFSC FEBO# 251-067709 US BANK NATIONAL ASSOC TTEE STEEL TECHNOLOGIES, INC 401(K) U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					9.83%

NFSC FEBO# 251-060810 US BANK NATIONAL ASSOC TTEE LESSING-FLYNN ADVERTISING CO. U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					7.05%

EQUITY INDEX

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS EQUITY INDEX CLASS A ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	15.46%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS EQUITY INDEX CLASS B ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000		23.72%

USBANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			35.10%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				25.30%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				18.27%

US BANK TRUST U/A 01-01-1984 180 5TH ST E STE SPEN0502 ST. PAUL, MN 55102-2672				11.01%

WASHINGTON & CO PO BOX 1787 MILWAUKEE, WI 53201-1787				10.95%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					25.15%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					21.73%

ARIZONA TAX FREE

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000	69.00%

GRETA GILMORE 4316 N 3RD AVE PHOENIX AZ 85013-2913	10.71%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			43.23%

DEAN WITTER FOR THE BENEFIT OF G RANGITSCH & L RANGITSCH CO-TTEE PO BOX 250 CHURCH STREET STATION NEW YORK NY 10008-0250			25.33%

WILLIAM BLAIR & CO LLC LEE H BROWN 222 WEST ADAMS STREET CHICAGO IL 60606-5312			11.98%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				75.22%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				19.82%

CALIFORNIA TAX FREE

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000	20.35%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			66.85%

FIRST CLEARING LLC CUST FBO LISA JENSEN TRUST A/C 547530081 U/A 01/02/2001 1606 EUCLID AVE BRISTOL VA 24201-3734			18.90%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				82.71%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				17.09%

COLORADO TAX FREE

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000	42.72%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			76.96%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				90.61%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				6.89%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

NEBRASKA TAX FREE

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000	33.26%

UBATCO & CO ATTN TRUST OPERATIONS PO BOX 82535 LINCOLN NE 68501-2535	27.16%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	11.69%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			71.89%

US BANCORP INVESTMENTS INC. FBO 141392081 100 SOUTH 5TH ST. SUITE 1400 MINNEAPLOIS MN 55402-1217			6.63%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				91.58%

SHORT TAX FREE

US BANCORP INVESTMENTS INC. FBO 111200371 100 SOUTH 5TH ST. SUITE 1400 MINNEAPLOIS MN 55402-1217	21.21%

US BANCORP INVESTMENTS INC FBO GEORGE W SHARROW MARIE SHARROW, JTWROS 11407 SE 68TH ST NEWCASTLE WAS 98056-1007	12.79%

US BANCORP INVESTMENTS INC. FBO 224882901 100 SOUTH 5TH ST. SUITE 1400 MINNEAPLOIS MN 55402-1217	9.72%

RAYMOND A LARSON JR & BETTY E LARSON JTWROS 1119 REGIS CT STE 6 PO BOX 1268 EAU CLAIRE WI 57402-1268	6.34%

US BANCORP INVESTMENTS INC. FBO 224628651 60 LIVINGSTON AVE ST PAUL MN 55107-2292	5.05%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				66.98%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				28.32%

CORPORATE BOND

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000		8.51%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			78.44%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				66.96%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				19.62%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				12.07%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					74.52%

NFSC FEBO# 251-058572 US BANK NATIONAL ASSOC TTEE HEI, INC. EE SAV AND RET PLAN U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					16.10%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					8.47%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

CORE BOND

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN TA SEVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	17.71%

MCWOOD CO C/O FIRST CITIZENS BANK AND TRUST P.O. BOX 29522 RALEIGH, NC 27626-0522	8.86%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN TA SEVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000		8.13%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			56.65%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				48.27%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				17.30%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				13.76%

US BANK CUST US BANCORP CAP U/A 01-01-1984 180 5TH ST E STE SPEN 0502 ST PAUL, MN 55101-2672				5.89%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					33.38%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					26.47%

INTERMEDIATE TERM BOND

MCWOOD AND CO P.O. BOX 29522 RALEIGH, NC 27626-0522	30.00%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS INTERMEDIATE TERM BOND CL A OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	16.10%

BAND AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				42.76%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				27.31%

WASHINGTON AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				17.88%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					16.97%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					7.23%

NFSC FEBO# 251-056588 US BANK NATIONAL ASSOC TTEE FERREL-DUNCAN CLINIC, INC. 40 U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					6.47%
CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					5.92%

NFSC FEBO# 251-063673 US BANK NATIONAL ASSOC TTEE NORTHWOOD INVS CORPORATION 401 U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					5.81%

NFSC FEBO# 251-064173 US BANK NATIONAL ASSOC TTEE QUALITY INDUSTRIES, INC PROFIT U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					5.22%

SHORT TERM BOND

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS SHORT TERM BOND CL A OMNIBUS A/C 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	11.48%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

BAND AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				45.33%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				28.80%

WASHINGTON AND CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				20.32%
MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					40.51%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					19.61%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					13.62%

OHIO TAX FREE BOND

US BANCORP INVESTMENTS INC FBO 224114821 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217	22.31%

STRAFE & CO FAO MARILYN FULTZ PCIAA A/C 6800213800 P.O. BOX 160 WESTERVILLE, OH 43086-0160	18.33%

NFSC FEBO# U85-000027 FIRST FINANCIAL BANK CASH ACCOUNT ATTN: TRUST OPERATIONS PO BOX 475 HAMILTON, OH 45012-0476	18.32%

GOOD SAMARITAN HOSPITAL MEDICAL STAFF ATTN DR EDOUARD FEGHALI TR 2999ALPINE TER CINCINNATI OH 45208-3407	12.93%

US BANCORP INVESTMENTS INC FBO 249148651 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217	10.42%

US BANCORP INVESTMENTS INC FBO 249260341 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217	5.52%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

US BANCORP INVESTMENTS INC FBO 249507111 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217			90.22%

BARBARA E RICHARDSON 1580 LONDON DR COLUMBUS, OH 43221-1424			7.02%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				84.20%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				14.87%

SMALL CAP GROWTH OPPORTUNITIES

CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	32.35%

UMB BANK NA J P MORGAN RETIREMENT PLAN SERVICES FERRELL GAS 401 (K) INVESTMENT PLAN U/A 08/01/1999 9300 WARD PKWY KANSAS CITY MO 64114-3317	10.54%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000	5.04%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000		8.07%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			62.83%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					44.04%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787					36.58%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					5.13%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787				53.80%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				22.38%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				8.29%

SMALL CAP SELECT

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000	25.61%

FOBCO A PARTNERSHIP-MODERATE A PARTNERSHIP DENNIS R HUNT 7650 MAGNA DRIVE BELLEVILLE IL 62223-3366	5.34%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000		16.86%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			63.28%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					23.98%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787					13.93%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

US BANK NATIONAL ASSOC TTEE CLEAN THE UNIFORM CO ST LOUIS PLAN 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					6.87%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787				38.43%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				26.19%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				18.63%

US BANCORP CAP U/A 01-01-1984 1805TH ST E STE SPEN 0502 ST PAUL MN 55101-2672				6.03%

MID CAP INDEX

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000	12.71%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000		10.37%

FIRST CLEARING, LLC A/C 4563-5936 LISA JENSEN TRUST LISA M JENSEN TTEE 811 COLLEEN COURT INCLINE VLG NV 89451-8630		6.26%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			30.39%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					40.34%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					10.32%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

US BANK NATIONAL ASSOC TTEE THE LUTHER HOLDING COMPANY SAV U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					7.17%

US BANK NATIONAL ASSOC TTEE TRANSWOOD EMPLOYEES’ RETIREMENT U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					5.63%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				36.82%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787				34.86%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				16.98%

SMALL CAP INDEX

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000	28.66%

US BANCORP INVESTMENTS INC. FBO 181073911 60 LIVINGSTON AVENUE ST PAUL MN 55107-2292	6.26%

FIRST CLEARING LLC CUST FBO LISA JENSEN TRUST A/C 547530081 U/A 01/02/2001 1606 EUCLID AVE BRISTOL VA 24201-3734		14.84%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000		11.64%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			37.88%

US BANK NATIONAL ASSOC TTEE GOOSSEN & SCHULTZ PROFIT-SHARING U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958			6.66%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

US BANK NATIONAL ASSOC TTEE ARRAN TECHNOLOGIES, IN. 401K U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958			5.04%

US BANK NATIONAL ASSOC TTEE NORWOOD TOOL COMPANY EE SAV PL U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					10.94%

US BANK NATIONAL ASSOC TTEE ATWOOD MOBILE PRODUCTS, INC R U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					10.39%

US BANK NATIONAL ASSOC TTEE STANLEY MARKS & CO INCENTIVE U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					8.08%

US BANK NATIONAL ASSOC TTEE HODGE COMPANY EE PENSION AND S U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					6.62%

US BANK NATIONAL ASSOC TTEE METRIX CORPORATION 401K PS P U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					5.87%

US BANK NATIONAL ASSOC TTEE CIPRICO, INC EMPLOYEE SAVINGS U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					5.63%

US BANK NATIONAL ASSOC TTEE NASSCO, INC. 401K PROFIT SHA U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					5.19%

US BANK NATIONAL ASSOC TTEE NORTHERN CROSSARM COMPANY, INC U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					5.03%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787				46.06%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				25.83%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				15.27%

U.S. GOVERNMENT MORTGAGE

US BANCORP INVESTMENTS INC. FBO 252843911 100 SOUTH 5TH ST. SUITE 1400 MINNEAPOLIS MN 55402-1217	6.81%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000		7.58%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			86.17%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					45.21%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787					24.66%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					7.53%

US BANK NATIONAL ASSOC TTEE CIPRICO, INC. EMPLOYEE SAVINGS U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE WI 53212-3958					6.28%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				77.79%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				9.88%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787				8.83%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

MIDCAP GROWTH OPPORTUNITIES
US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000	27.98%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000		12.57%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			31.18%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					26.49%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787					23.01%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					8.69%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787				33.45%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				28.45%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				16.08%

US BANK CUST USB BANCORP CAP U/A 01-01-1984 180 5TH ST E STE SPEN 0502 ST PAUL MN 55101-2672				6.17%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

LARGE CAP GROWTH OPPORTUNITIES

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000	29.26%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000		9.26%

US BANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS MN 55402-7000			62.44%

MUGGS & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					39.54%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787					22.06%

CAPINCO C/O USB BANK PO BOX 1787 MILWAUKEE WI 53201-1787				41.62%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				25.85%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787				20.19%

LARGE CAP SELECT

US BANCORP INVESTMENTS INC FBO 221758551 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217	19.22%

NFSC FEBO # X25-143898 CLARE M RELIHAN 3118 W 111TH DR WESTMINSTER, CO 80031-6835	17.23%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

US BANK NA CUST JAMES J KAVANAGH SIMPLE IRA ADEMINO & ASSOCIATES INC SIMPLE PLAN N2934 VALLEY VIEW DR HORTONVILLE, WI 54944-9782	7.91%

US BANCORP INVESTMENTS INC FBO 225708241 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217	6.21%

US BANCORP INVESTMENTS INC FBO 224229761 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217	6.06%

US BANCORP INVESTMENTS INC FBO 191031001 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217	5.03%

US BANCORP PIPER JAFFERY FOR THE SOLE BEN OF ITS CUSTOMERS CUSTOMERS LARGE CAP SELECT C ATT TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000			58.47%

US BANK NA CUST EMILY O BEATTY COVERDELL ESA MITCHELL B BEATTY GDN 3345 MIDWAY RD MARION, IA 52302-9712			7.53%

US BANK NA CUST CAL J BEATTY COVERDELL ESA MITCHELL B BEATTY GDN 3345 MIDWAY RD MARION, IA 52302-9712			7.53%

US BANK NA CUST BLAINE P BEATTY COVERDELL ESA MITCHELL B BEATTY GDN 3345 MIDWAY RD MARION, IA 52302-9712			7.53%

US BANK NA CUST MARSHA TUSCHEN ROTH IRA 42575 252ND ST ALEXANDRIA, SD 57311-7609			6.76%

US BANCORP INVESTMENTS INC FBO 222523571 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217			6.15%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				70.78%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				14.82%

	Percentage of Outstanding Shares
	Class A	Class B	Class C	Class Y	Class S

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				14.14%

NET ASSET VALUE AND PUBLIC OFFERING PRICE

The public offering price of the shares of a Fund generally equals the Fund’s net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds’ Prospectuses. The public offering price of each Fund’s Class A and Class C Shares as of September 30, 2003 was as set forth below. Please note that the public offering prices of Class B, Class Y and Class S Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

Public Offering Price

Class A

Class C

Balanced Fund

10.02

9.54

Equity Income Fund

12.23

11.63

Large Cap Growth Opportunities Fund

24.17

22.78

Large Cap Value Fund

15.84

15.02

Equity Index Fund

19.79

18.78

Mid Cap Index Fund

10.96

10.38

Small Cap Index Fund

12.14

11.55

Small Cap Growth Opportunities Fund

23.23

21.87

Mid Cap Growth Opportunities Fund

35.64

33.58

Mid Cap Value Fund

17.25

16.28

Small Cap Select Fund

15.37

14.46

Small Cap Value Fund

15.11

13.88

International Fund

9.51

8.72

Real Estate Securities Fund

16.93

16.05

Technology Fund

7.46

6.93

Corporate Bond Fund

10.68

10.28

Core Bond Fund

12.07

11.65

Intermediate Term Bond Fund*

10.70

-

Short Term Bond Fund*

10.50

-

High Income Bond Fund

9.54

9.19

U.S. Government Mortgage Fund

11.37

10.95

Arizona Tax Free Fund

11.83

11.42

California Intermediate Tax Free Fund*

10.88

-

California Tax Free Fund

11.91

11.53

Colorado Intermediate Tax Free Fund*

11.34

-

Colorado Tax Free Fund

12.08

11.68

Intermediate Tax Free Fund*

11.56

-

Minnesota Intermediate Tax Free Fund*

10.68

-

Minnesota Tax Free Fund

11.84

11.41

Missouri Tax Free Fund

12.92

12.47

Nebraska Tax Free Fund

11.13

10.69

Oregon Intermediate Tax Free Fund*

10.67

-

Tax Free Fund

11.78

11.35

Ohio Tax Free Fund

11.01

10.55

Short Tax Free Fund*

10.41

-

Intermediate Government Bond Fund*

10.24

-

Large Cap Select Fund

12.12

11.54

*Class C shares not offered.

The net asset value of each Fund’s shares is determined on each day during which the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund’s net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

On September 30, 2003, the net asset values per share for each class of shares of the Funds were calculated as follows.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Balanced Fund
Class A	98,015,987.00	10,346,194.00	9.47
Class B	33,015,235.00	3,510,168.00	9.41
Class C	7,088,906.00	751,010.00	9.44
Class S	23,844,083.00	2,513,197.00	9.49
Class Y	363,156,550.00	38,234,493.00	9.50

Equity Income Fund
Class A	144,281,398.16	12,480,293.86	11.56
Class B	22,156,269.69	1,928,425.95	11.49
Class C	19,386,036.81	1,684,716.81	11.51
Class S	17,170,395.53	1,484,728.82	11.56
Class Y	1,278,469,430.73	109,919,986.26	11.63

Large Cap Growth Opportunities Fund
Class A	93,330,433.86	4,086,083.01	22.84
Class B	37,853,289.05	1,712,708.02	22.10
Class C	15,365,304.08	681,502.28	22.55
Class S	15,889,623.37	695,490.13	22.85
Class Y	1,072,174,132.59	45,864,808.03	23.38

Large Cap Value Fund
Class A	88,023,406.84	5,882,347.32	14.97
Class B	30,986,963.11	2,108,979.93	14.70
Class C	6,844,122.43	460,391.73	14.87
Class S	23,845,301.99	1,593,994.58	14.96
Class Y	874,266,913.08	58,273,685.15	15.01

Equity Index Fund
Class A	158,323,973.87	8,465,548.56	18.70
Class B	71,624,199.87	3,874,956.89	18.48
Class C	31,330,346.62	1,685,284.39	18.59
Class S	52,924,817.05	2,830,421.55	18.70
Class Y	1,771,794,670.77	94,787,365.01	18.69

Mid Cap Index Fund
Class A	5,332,313.31	514,494.32	10.36
Class B	2,418,900.47	235,961.36	10.25
Class C	1,755,885.65	170,767.09	10.28
Class S	4,134,490.94	399,067.74	10.36
Class Y	239,173,518.96	23,060,013.58	10.37

Small Cap Index Fund
Class A	3,480,309.23	303,366.11	11.47
Class B	992,596.31	87,576.48	11.33
Class C	1,268,450.74	111,022.07	11.43
Class S	3,209,617.00	281,233.09	11.41
Class Y	119,102,349.51	10,348,085.71	11.51

	Net Assets	Shares Outstanding	Net Asset Value Per Share

Small Cap Growth Opportunities Fund
Class A	81,999,308.72	3,736,220.58	21.95
Class B	6,441,254.55	306,047.16	21.05
Class C	1,528,577.37	70,615.09	21.65
Class S	3,693,825.70	168,261.06	21.95
Class Y	382,388,843.14	16,842,755.62	22.70

Mid Cap Growth Opportunities Fund
Class A	154,498,078.24	4,587,430.201	33.68
Class B	9,054,799.25	280,288.591	32.30
Class C	12,648,656.09	380,499.136	33.24
Class S	10,283,724.65	305,543.387	33.66
Class Y	1,153,644,809.00	33,167,179.078	34.78

Mid Cap Value
Class A	16,597,772.43	1,018,104.407	16.30
Class B	10,154,444.29	642,302.455	15.81
Class C	2,915,890.26	180,894.106	16.12
Class S	966,155.43	59,252.945	16.31
Class Y	332,242,536.33	20,311,085.731	16.36

Small Cap Select
Class A	73,444,520.33	5,059,508.479	14.52
Class B	11,540,805.65	859,929.993	13.42
Class C	11,128,426.64	777,225.990	14.32
Class S	11,626,990.99	802,644.033	14.49
Class Y	1,024,146,040.89	68,365,316.679	14.98

Small Cap Value Fund
Class A	32,415,597.21	2,270,491.044	14.28
Class B	12,560,345.40	923,791.743	13.60
Class C	4,354,012.69	316,827.628	13.74
Class S	1,350,924.64	94,650.181	14.27
Class Y	428,846,348.24	29,697,633.417	14.44

International Fund
Class A	39,250,512.46	4,365,437.64	8.99
Class B	7,936,460.55	951,283.62	8.34
Class C	10,438,489.28	1,209,019.15	8.63
Class S	8,533,187.69	950,767.96	8.98
Class Y	991,027,057.92	108,951,705.70	9.10

Real Estate Securities Fund
Class A	35,754,285.43	2,234,769.75	16.00
Class B	3,558,596.76	224,519.70	15.85
Class C	3,228,754.09	203,132.28	15.89
Class S	2,523,985.63	157,682.94	16.00
Class Y	194,932,934.19	12,137,845.35	16.06

Technology Fund
Class A	27,936,192.75	3,962,931.69	7.05
Class B	16,016,073.99	2,546,404.66	6.29
Class C	7,055,895.14	1,028,987.02	6.86
Class S	3,922,613.80	558,919.77	7.02
Class Y	59,817,331.59	8,217,630.80	7.28

Corporate Bond Fund
Class A	13,522,090.99	1,321,519.243	10.23
Class B	13,575,896.75	1,331,389.325	10.20
Class C	5,751,958.08	564,915.613	10.18
Class S	2,667,578.37	260,744.990	10.23
Class Y	245,877,078.40	24,036,883.083	10.23

	Net Assets	Shares Outstanding	Net Asset Value Per Share

Core Bond Fund
Class A	191,753,824.58	16,581,933.658	11.56
Class B	28,096,440.74	2,446,409.135	11.48
Class C	13,424,103.58	1,164,551.553	11.53
Class S	39,235,462.36	3,394,050.342	11.56
Class Y	1,955,908,774.36	169,168,249.213	11.56

Intermediate Term Bond Fund
Class A	78,681,944.32	7,525,472.793	10.46
Class S	12,272,979.48	1,173,717.024	10.46
Class Y	1,296,529,058.84	124,357,043.896	10.43

Short Term Bond Fund
Class A	159,451,031.32	15,542,324.304	10.26
Class S	8,709,760.49	849,455.121	10.25
Class Y	832,266,440.83	81,090,021.560	10.26

High Income Bond Fund
Class A	42,013,485.75	4,602,741.949	9.13
Class B	8,938,772.82	983,204.758	9.09
Class C	19,685,369.57	2,163,288.684	9.10
Class S	776,642.87	84,345.426	9.21
Class Y	179,415,810.51	19,644,020.624	9.13

U.S. Government Mortgage Fund
Class A	24,666,885.58	2,266,008.531	10.89
Class B	11,396,471.83	1,045,868.580	10.90
Class C	18,800,775.36	1,734,076.059	10.84
Class S	17,296,371.16	1,594,580.973	10.85
Class Y	214,531,086.99	19,701,513.365	10.89

Arizona Tax Free Fund
Class A	11,927,647.24	1,053,076.15	11.33
Class C	1,857,011.43	164,124.863	11.31
Class Y	9,244,187.39	815,849.912	11.33

California Intermediate Tax Free Fund
Class A	4,262,328.63	400,640.832	10.64
Class Y	44,600,036.10	4,185,408.380	10.66

California Tax Free Fund
Class A	11,143,313.70	977,703.755	11.40
Class C	1,101,287.07	96,522.299	11.41
Class Y	15,242,482.34	1,337,061.788	11.40

Colorado Intermediate Tax Free Fund
Class A	22,554,929.16	2,036,332.664	11.08
Class Y	47,853,847.19	4,329,623.713	11.05

Colorado Tax Free Fund
Class A	13,843,128.40	1,196,044.748	11.57
Class C	4,284,107.53	370,709.843	11.56
Class Y	9,516,055.87	820,939.319	11.59

Intermediate Tax Free Fund
Class A	34,230,975.12	3,030,389.657	11.30
Class Y	696,994,158.47	61,805,434.004	11.28

Minnesota Intermediate Tax Free Fund
Class A	31,044,363.44	2,973,226.322	10.44
Class Y	238,957,517.13	22,986,325.062	10.40

	Net Assets	Shares Outstanding	Net Asset Value Per Share

Minnesota Tax Free Fund
Class A	125,916,113.59	11,100,708.210	11.34
Class C	11,951,223.67	1,057,130.385	11.31
Class Y	47,857,619.66	4,223,389.634	11.33

Missouri Tax Free Fund
Class A	28,141,035.72	2,274,949.878	12.37
Class C	279,182.73	22,614.226	12.35
Class Y	168,094,102.54	13,582,628.213	12.38

Nebraska Tax Free Fund
Class A	4,869,335.29	456,945.019	10.66
Class C	1,656,944.28	156,562.312	10.58
Class Y	28,119,652.68	2,639,403.985	10.65

Oregon Intermediate Tax Free Fund
Class A	8,188,516.43	785,222.232	10.43
Class Y	146,243,969.12	14,018,347.833	10.43

Tax Free Fund
Class A	42,942,453.89	3,806,052.20	11.28
Class C	4,880,259.25	434,351.065	11.24
Class Y	460,634,001.86	40,786,565.529	11.29

Ohio Tax Free Fund
Class A	849,408.48	80,575.639	10.54
Class C	214,971.42	20,586.413	10.44
Class Y	39,464,976.51	3,740,652.977	10.55

Short Tax Free Fund
Class A	6,448,287.93	633,294.423	10.18
Class Y	396,917,953.19	38,986,858.403	10.18

Intermediate Government Bond Fund
Class A	2,501,644.41	249,968.933	10.01
Class Y	334,869,428.38	33,466,542.768	10.01

Large Cap Select Fund
Class A	214,767.85	18,759.04	11.45
Class B	112,923.23	9,899.27	11.41
Class C	26,131.58	2,289.20	11.42
Class S	1,147.57	100.31	11.44
Class Y	126,391,319.67	11,039,560.47	11.45

FUND PERFORMANCE

Linked Performance.  Advertisements and other sales literature for the Funds’ Class Y shares may include linked performance where there is a performance history of less than five years. That is, in situations where a Fund has a share class with an inception date reflecting a performance history longer than five years, but that same Fund’s Class Y shares have an inception date reflecting a shorter performance history, the Fund may advertise Class Y share performance “linked” to the inception date of the older share class. This performance presentation will not be adjusted to reflect actual Class Y share fees and expenses (except that any sales charge imposed on sales of the older share class will not be reflected), and the Fund will (additionally) provide performance based on the Fund’s actual Class Y share inception date. Fund prospectuses and annual report(s) will continue to reflect actual share class performance from actual inception dates.

Performance Presentation.  Advertisements and other sales literature for the Funds may refer to a Fund’s “average annual total return” and “cumulative total return.” In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Return. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

P(1 + T)n  =  ERV

Where:

P

=

a hypothetical initial payment of $1,000

T

=

average annual total return

n

=

number of years

ERV

=

ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. For Class B and Class C Shares, the calculation assumes the maximum deferred sales load is deducted at the times, in the amounts and under the terms disclosed in the applicable Prospectus. Average annual total return quotations may be accompanied by quotations that do not reflect the sales charges, and therefore will be higher.

The Advisor and Distributor have waived a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor’s or Distributor’s discretion.

Cumulative Total Return. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Fund from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

CTR  =  (ERV-P) 100

P

Where:

CTR

=

Cumulative total return;

ERV

=

ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and

P

=

initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Based on the foregoing, the cumulative and the average annual total returns for each class of the Funds from inception through September 30, 2003, were as set forth below.  There are three table-presentations of Fund returns, representing for each Fund and each share class (1) return before taxes, (2) return after taxes on distributions and (3) returns after taxes on distributions and sale of fund shares.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  Inception dates of Share Classes are listed in parentheses.

Return Before Taxes

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%
Balanced Fund*
Class A (1/9/95)	90.42	79.89	7.66	6.96	14.98	8.63	2.34	1.19	-	-
Class B (3/1/99)	0.14	-1.39	0.03	-0.30	14.25	9.25	-	-	-	-
Class C (2/1/99)	4.13	4.13	2.03	2.03	14.10	13.10	-	-	-	-
Class S (11/27/00)	-10.86	-	-3.97	-	15.08	-	-	-	-	-
Class Y (3/30/92)	122.84	-	7.21	-	15.35	-	2.62	-	6.68	-

Equity Income Fund
Class A (12/18/92)	146.46	132.97	8.72	8.16	22.94	16.14	3.00	1.84	9.04	8.42
Class B (8/15/94)	113.62	113.62	8.67	8.67	21.97	16.97	2.27	2.00	-	-
Class C (2/1/99)	-0.56	-0.56	-0.12	-0.12	21.95	20.95	-	-	-	-
Class S (9/24/01)	3.70	-	1.82	-	22.91	-	-	-	-	-
Class Y (8/2/94)	133.14	-	9.68	-	23.20	-	3.27	-	-	-

Large Cap Growth Opportunities Fund*
Class A (1/9/95)	79.23	69.34	6.92	6.22	19.44	12.85	-1.88	-2.98	-	-
Class B (3/1/99)	-28.29	-29.49	-7.00	-7.34	18.58	13.58	-	-	-	-
Class C (9/24/01)	-4.83	-4.83	-2.43	-2.43	18.61	17.61	-	-	-	-
Class S (11/27/00)	-35.51	-	-14.31	-	19.51	-	-	-	-	-
Class Y (12/29/92)	91.43	-	6.22	-	19.78	-	-1.62	-	6.25	-

Large Cap Value Fund
Class A (12/22/87)	314.80	292.05	9.44	9.05	18.71	12.21	0.32	-0.81	8.03	7.42
Class B (8/15/94)	85.94	85.94	7.03	7.03	17.83	12.83	-0.43	-0.70	-	-
Class C (2/1/99)	-17.83	-17.83	-4.13	-4.13	17.76	16.76	-	-	-	-
Class S (9/24/01)	-0.19	-	-0.10	-	18.64	-	-	-	-	-
Class Y (2/4/94)	107.96	-	7.88	-	19.03	-	0.58	-	-	-

Equity Index Fund
Class A (12/14/92)	165.94	151.37	9.48	8.91	23.66	16.86	0.42	-0.71	9.44	8.81
Class B (8/15/94)	124.02	124.02	9.24	9.24	22.72	17.72	-0.33	-0.70	-	-
Class C (2/1/99)	-21.59	-21.59	-5.08	-5.08	22.65	21.65	-	-	-	-
Class S (9/24/01)	1.60	-	0.79	-	23.66	-	-	-	-	-
Class Y (2/4/94)	144.18	-	9.69	-	23.89	-	0.66	-	-	-

Mid Cap Index Fund*
Class A (11/4/99)	23.62	16.84	5.58	4.06	25.45	18.49	-	-	-	-
Class B (11/4/99)	20.40	17.40	4.87	4.19	24.63	19.63	-	-	-	-
Class C (9/24/01)	20.80	20.80	9.82	9.82	24.55	23.55	-	-	-	-
Class S (11/27/00)	1.09	-	0.38	-	25.60	-	-	-	-	-
Class Y (11/4/99)	24.85	-	5.84	-	25.86	-	-	-	-	-

Small Cap Index Fund*
Class A (12/30/98)	29.30	22.21	5.56	4.31	34.77	27.33	-	-	-	-
Class B (12/11/00)	3.40	-0.60	1.20	-0.22	33.87	28.87	-	-	-	-
Class C (9/24/01)	20.61	20.61	9.74	9.74	33.94	32.94	-	-	-	-
Class S (12/30/98)	28.60	-	5.44	-	34.54	-	-	-	-	-
Class Y (12/30/98)	30.65	-	5.79	-	35.23	-	-	-	-	-

Small Cap Growth Opportunities Fund*
Class A (8/1/95)	488.36	456.10	24.24	23.39	58.37	49.62	28.42	26.96	-	-
Class B (3/1/99)	193.58	191.58	26.49	26.30	57.21	52.21	-	-	-	-
Class C (9/24/01)	32.67	32.67	15.05	15.05	57.23	56.23	-	-	-	-
Class S (12/11/00)	9.84	-	3.40	-	58.37	-	-	-	-	-
Class Y (8/1/95)	500.79	-	24.56	-	58.74	-	28.76	-	-	-

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%

Mid Cap Growth Opportunities Fund*
Class A (1/9/95)	135.70	122.75	10.33	9.62	27.33	20.33	7.79	6.58	-	-
Class B (3/1/99)	36.04	34.32	6.95	6.65	26.37	21.37	-	-	-	-
Class C (9/24/01)	21.31	21.31	10.06	10.06	26.43	25.43	-	-	-	-
Class S (12/11/00)	-5.85	-	-2.13	-	27.36	-	-	-	-	-
Class Y (12/28/89)	337.76	-	11.33	-	27.68	-	8.05	-	9.21	-

Mid Cap Value
Class A (12/22/87)	400.31	372.88	10.75	10.35	23.71	16.93	6.98	5.77	8.86	8.25
Class B (8/15/94)	93.72	93.72	7.51	7.51	22.84	17.84	6.24	5.92	-	-
Class C (2/1/99)	19.39	19.39	3.88	3.88	22.84	21.84	-	-	-	-
Class S (9/24/01)	24.74	-	11.59	-	23.81	-	-	-	-	-
Class Y (2/4/94)	116.16	-	8.31	-	24.06	-	7.27	-	-	-

Small Cap Select*
Class A (5/6/92)	236.38	217.94	11.23	10.68	35.96	28.50	13.16	11.89	9.69	9.07
Class B (3/6/95)	106.01	106.01	8.80	8.80	34.88	29.88	12.37	12.12	-	-
Class C (9/24/01)	30.71	30.71	14.20	14.20	34.84	33.84	-	-	-	-
Class S (12/31/93)	133.98	-	9.11	-	35.93	-	13.21	-	-	-
Class Y (5/6/92)	245.27	-	11.48	-	36.18	-	13.47	-	9.98	-

Small Cap Value Fund
Class A (8/1/94)	791.78	741.79	14.961	14.49	26.86	19.83	9.72	8.49	11.56	10.92
Class B (11/24/97)	22.45	21.71	3.52	3.42	25.93	20.93	8.85	8.56	-	-
Class C (2/1/99)	42.88	42.88	7.96	7.96	25.82	24.82	-	-	-	-
Class S (9/24/01)	29.43	-	13.65	-	26.79	-	-	-	-	-
Class Y (8/1/94)	191.31	-	12.38	-	27.10	-	9.99	-	-	-

International Fund*
Class A (5/2/94)	33.94	26.60	3.15	2.54	22.65	15.85	1.83	0.68	-	-
Class B (3/6/95)	32.89	32.89	3.37	3.37	21.75	16.75	1.06	0.75	-	-
Class C (2/1/99)	3.85	3.85	1.89	1.89	21.72	20.72	-	-	-	-
Class S (9/24/01)	36.06	-	3.32	-	22.85	-	1.80	-	-	-
Class Y (4/4/94)	39.20	-	3.55	-	22.97	-	2.10	-	-	-

Real Estate Securities Fund
Class A (9/29/95)	154.21	140.30	12.37	11.58	25.83	18.88	12.42	11.16	-	-
Class B (9/29/95)	139.01	139.01	11.50	11.50	24.93	19.93	11.59	11.33	-	-
Class C (2/1/00)	84.92	84.92	18.27	18.27	24.88	23.88	-	-	-	-
Class S (9/24/01)	45.18	-	20.31	-	25.80	-	-	-	-	-
Class Y (6/30/95)	173.06	-	12.94	-	26.19	-	12.72	-	-	-

Technology Fund
Class A (4/4/94)	64.93	55.89	5.41	4.79	64.34	55.29	-5.28	-6.35	-	-
Class B (8/15/94)	55.92	55.92	4.99	4.99	62.95	57.95	-6.00	-6.22	-	-
Class C (2/1/00)	-82.91	-82.91	-38.26	-38.26	63.33	62.33	-	-	-	-
Class S (9/24/01)	1.01	-	0.50	-	63.64	-	-	-	-	-
Class Y (4/4/94)	68.68	-	5.66	-	64.71	-	-4.99	-	-	-

Corporate Bond Fund
Class A (2/1/00)	33.38	27.76	8.18	6.92	12.26	7.44	-	-	-	-
Class B (2/1/00)	29.81	26.81	7.38	6.70	11.46	6.46	-	-	-	-
Class C (2/1/00)	29.59	29.59	7.33	7.33	11.50	10.50	-	-	-	-
Class S (9/24/01)	15.23	-	7.28	-	12.37	-	-	-	-	-
Class Y (2/1/00)	34.54	-	8.44	-	12.65	-	-	-	-	-

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%

Core Bond Fund
Class A (12/22/87)	213.43	200.21	7.51	7.22	5.08	0.60	5.29	4.38	6.07	5.60
Class B (8/15/94)	72.01	72.01	6.12	6.12	4.23	-0.77	4.52	4.19	-	-
Class C (2/1/99)	25.49	25.49	4.99	4.99	4.30	3.30	-	-	-	-
Class S (9/24/01)	12.03	-	5.79	-	5.08	-	-	-	-	-
Class Y (4/4/94)	83.50	-	6.49	-	5.34	-	5.55	-	-	-

Intermediate Term Bond Fund*
Class A (1/9/95)	83.67	79.54	7.22	6.94	5.09	2.71	6.08	5.60	-	-
Class S (9/24/01)	23.32	-	7.66	-	5.09	-	-	-	-	-
Class Y (1/5/93)	99.20	-	6.63	-	5.25	-	6.28	-	6.30	-

Short Term Bond Fund
Class A (12/14/92)	76.34	72.36	5.40	5.17	2.71	0.37	5.47	4.99	5.46	5.22
Class S (9/24/01)	7.55	-	3.68	-	2.61	-	-	-	-	-
Class Y (2/4/94)	69.45	-	5.62	-	2.76	-	5.58	-	-	-

High Income Bond Fund
Class A (7/2498)	9.21	4.58	4.32	2.17	25.30	19.98	-	-	-	-
Class B (7/2498)	7.78	4.10	3.66	1.95	24.33	19.33	-	-	-	-
Class C (2/1/99)	7.55	7.55	3.55	3.55	24.14	23.14	-	-	-	-
Class S (9/24/01)	14.60	-	6.99	-	25.11	-	-	-	-	-
Class Y (7/20/98)	9.82	-	4.60	-	25.29	-	-	-	-	-

U.S. Government Mortgage Fund*
Class A (6/2/88)	181.29	169.42	6.98	6.68	2.79	-1.62	5.58	4.67	5.41	4.95
Class B (5/11/95)	53.30	53.30	5.22	5.22	1.96	-2.91	4.75	4.25	-	-
Class C (9/24/01)	7.99	7.99	3.89	3.89	1.91	0.93	-	-	-	-
Class S (6/7/94)	73.36	-	6.08	-	2.79	-	5.49	-	-	-
Class Y (2/1/91)	125.82	-	6.65	-	3.03	-	5.76	-	5.66	-

Arizona Tax Free Fund
Class A (2/1/00)	34.65	28.97	8.46	7.19	3.6	-0.82	-	-	-	-
Class C (2/1/00)	32.66	32.66	8.02	8.02	3.10	2.11	-	-	-	-
Class Y (2/1/00)	35.82	-	8.72	-	3.86	-	-	-	-	-

California Intermediate Tax Free Fund
Class A (8/8/97)	37.89	34.78	5.37	4.98	2.58	0.26	4.83	4.36	-	-
Class Y (8/8/97)	38.52	-	5.45	-	2.83	-	4.95	-	-	-

California Tax Free Fund
Class A (2/1/00)	35.72	30.01	8.70	7.43	2.85	-1.55	-	-	-	-
Class C (2/1/00)	33.95	33.95	8.31	8.31	2.45	1.47	-	-	-	-
Class Y (2/1/00)	36.89	-	8.95	-	3.11	-	-	-	-	-

Colorado Intermediate Tax Free Fund
Class A (4/4/94)	71.16	67.32	5.83	5.57	3.64	1.28	4.83	4.36	-	-
Class Y (4/4/94)	71.29	-	5.83	-	3.71	-	4.87	-	-	-

Colorado Tax Free Fund
Class A (2/1/00)	36.87	31.10	8.95	7.67	3.53	-0.89	-	-	-	-
Class C (2/1/00)	35.06	35.06	8.55	8.55	3.23	2.23	-	-	-	-
Class Y (2/1/00)	38.27	-	9.25	-	3.78	-	-	-	-	-

Intermediate Tax Free Fund
Class A (12/22/87)	141.47	136.04	5.75	5.60	3.74	1.41	4.95	4.48	5.07	4.83
Class Y (2/4/94)	61.43	-	5.09	-	3.90	-	5.02	-	-	-

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%

Minnesota Intermediate Tax Free Fund
Class A (2/25/94)	60.88	57.25	5.08	4.83	3.55	1.24	4.78	4.30	-	-
Class Y (2/28/94)	60.87	-	5.08	-	3.82	-	4.84	-	-	-

Minnesota Tax Free Fund
Class A (7/11/88)	170.45	159.06	6.75	6.45	3.90	-0.55	4.77	3.86	5.46	5.00
Class C (2/1/99)	21.90	21.90	4.34	4.34	3.41	2.42	-	-	-	-
Class Y (8/1/97)	40.06	-	5.62	-	4.16	-	5.03	-	-	-

Missouri Tax Free Fund*
Class A (9/28/90	128.88	119.15	6.57	6.22	3.45	-0.92	4.83	3.92	5.10	4.64
Class C (9/24/01)	11.04	11.04	5.33	5.33	3.05	2.06	-	-	-	-
Class Y (7/15/88)	179.74	-	7.00	-	3.71	-	5.14	-	5.37	-

Nebraska Tax Free Fund
Class A (2/28/01)	18.04	13.07	6.62	4.87	3.57	-0.79	-	-	-	-
Class C (2/28/01)	16.19	16.19	5.97	5.97	3.10	2.11	-	-	-	-
Class Y (2/28/01)	18.68	-	6.84	-	3.82	-	-	-	-	-

Oregon Intermediate Tax Free Fund
Class A (2/1/99)	23.81	20.97	4.69	4.17	3.31	1.00	-	-	-	-
Class Y (8/8/97)	36.12	-	5.15	-	3.46	-	4.76	-	-	-

Tax Free Fund*
Class A (7/11/88)	48.73	42.48	5.94	5.28	4.06	-0.38	4.97	4.08	-	-
Class C (9/24/01)	12.41	12.41	5.98	5.98	3.67	2.68	-	-	-	-
Class Y (11/14/96)	50.84	-	6.169	-	4.31	-	5.17	-	-	-

Ohio Tax Free Fund
Class A (4/30/02)	10.88	6.20	7.55	4.33	3.22	-1.18	-	-	-	-
Class C (4/30/02)	9.22	8.22	6.41	5.72	1.95	0.96	-	-	-	-
Class Y (4/30/02)	11.34	-	7.86	-	3.65	-	-	-	-	-

Short Tax Free Fund
Class A (10/25/02)	4.54	2.19	-	-	-	-	-	-	-	-
Class Y (10/25/02)	4.66	-	-	-	-	-	-	-	-	-

Intermediate Government Bond Fund
Class A (10/25/02)	3.53	1.20	-	-	-	-	-	-	-	-
Class Y (10/25/02)	3.64	-	-	-	-	-	-	-	-	-

Large Cap Select Fund
Class A (1/31/03)	14.91	8.61	-	-	-	-	-	-	-	-
Class B (1/31/03)	14.18	9.18	-	-	-	-	-	-	-	-
Class C (1/31/03)	14.27	-	-	-	-	-	-	-	-	-
Class S (1/31/03)	14.76	-	-	-	-	-	-	-	-	-
Class Y (1/31/03)	15.01	-	-	-	-	-	-	-	-	-

Return After Taxes on Distributions

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%
Balanced Fund*
Class A (1/9/95)	59.72	50.89	5.51	4.83	14.27	7.96	0.27	-0.85	-	-
Class B (3/1/99)	-7.53	-9.05	-1.69	-2.05	13.83	8.83	-	-	-	-
Class C (9/24/01)	3.18	3.22	1.56	1.58	13.67	12.72	-	-	-	-
Class S (11/27/00)	-12.77	-	-4.69	-	14.37	-	-	-	-	-
Class Y (3/30/92)	81.35	-	5.31	-	14.53	-	0.45	-	4.63	-

Equity Income Fund
Class A (12/18/92)	98.52	87.63	6.57	6.01	22.16	15.41	0.81	-0.32	6.90	6.30
Class B (8/15/94)	81.87	81.87	6.77	6.77	21.51	16.51	0.27	-0.03	-	-
Class C (2/1/99)	-8.42	-8.29	-1.87	-1.84	21.48	20.64	-	-	-	-
Class S (9/24/01)	2.27	-	1.12	-	-	-	-	-	-	-
Class Y (8/2/94)	93.11	-	7.45	-	22.32	-	0.99	-	-	-

Large Cap Growth Opportunities Fund*
Class A (1/9/95)	58.86	50.09	5.45	4.77	19.33	12.74	-3.25	-4.34	-	-
Class B (3/1/99)	-31.15	-32.34	-7.82	-8.17	-17.66	-18.66	-	-	-	-
Class C (9/24/01)	-4.92	-4.92	-2.47	-2.47	18.56	17.56	-	-	-	-
Class S (11/27/00)	-35.62	-	-14.36	-	19.39	-	-	-	-	-
Class Y (12/29/92)	69.07	-	5.00	-	19.62	-	-3.00	-	4.96	-

Large Cap Value Fund
Class A (12/22/87)	213.66	196.47	7.52	7.13	18.17	11.70	-1.46	-2.56	5.62	5.03
Class B (8/15/94)	53.66	53.66	4.82	4.82	17.58	12.58	-2.20	-2.49	-	-
Class C (2/1/99)	-21.62	-22.56	-5.09	-5.08	17.52	16.60	-	-	-	-
Class S (9/24/01)	-1.00	-	-0.50	-	18.10	-	-	-	-	-
Class Y (2/4/94)	66.93	-	5.45	-	18.39	-	-1.29	-	-	-

Equity Index Fund
Class A (12/14/92)	139.25	126.14	8.42	7.85	23.14	16.37	-0.24	-1.36	8.36	7.75
Class B (8/15/94)	107.86	107.86	8.35	8.35	22.51	17.51	-0.77	-1.14	-	-
Class C (2/1/99)	-22.84	-22.80	-5.41	-5.40	22.44	21.50	-	-	-	-
Class S (9/24/01)	0.79	-	0.39	-	23.14	-	-	-	-	-
Class Y (2/4/94)	119.99	-	8.51	-	23.26	-	-0.09	-	-	-

Mid Cap Index Fund*
Class A (11/4/99)	16.99	10.57	4.10	2.61	24.59	17.68	-	-	-	-
Class B (11/4/99)	14.64	11.64	3.56	2.86	23.97	18.97	-	-	-	-
Class C (9/24/01)	19.25	19.25	9.12	9.13	23.89	22.89	-	-	-	-
Class S (11/27/00)	-0.71	-	-0.25	-	24.74	-	-	-	-	-
Class Y (11/4/99)	17.75	-	4.27	-	24.90	-	-	-	-	-

Small Cap Index Fund*
Class A (12/30/98)	24.62	17.79	4.74	3.51	34.55	27.11	-	-	-	-
Class B (12/11/00)	3.35	-0.65	1.18	-0.23	33.83	28.83	-	-	-	-
Class C (9/24/01)	20.55	20.55	9.71	9.71	33.90	32.90	-	-	-	-
Class S (12/30/98)	23.96	-	4.63	-	34.32	-	-	-	-	-
Class Y (12/30/98)	25.59	-	4.91	-	34.90	-	-	-	-	-

Small Cap Growth Opportunities Fund*
Class A (8/1/95)	315.34	292.57	19.05	18.23	58.37	49.62	22.89	21.50	-	-
Class B (3/1/99)	135.27	133.27	20.52	20.30	57.21	52.21	-	-	-	-
Class C (9/24/01)	32.60	32.60	15.02	15.02	57.23	56.23	-	-	-	-
Class S (12/11/00)	9.78	-	3.39	-	58.37	-	-	-	-	-
Class Y (8/1/95)	325.75	-	19.42	-	58.74	-	23.31	-	-	-

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%

Mid Cap Growth Opportunities Fund*
Class A (1/9/95)	88.67	78.30	7.55	6.85	27.33	20.33	5.17	3.99	-	-
Class B (3/1/99)	20.38	18.66	4.13	3.80	26.37	21.37	-	-	-	-
Class C (9/24/01)	21.31	21.31	10.06	10.06	26.43	25.43	-	-	-	-
Class S (12/11/00)	-5.85	-	-2.13	-	27.36	-	-	-	-	-
Class Y (12/28/89)	239.29	-	9.29	-	27.68	-	5.47	-	6.80	-

Mid Cap Value
Class A (12/22/87)	250.44	231.23	8.27	7.89	23.33	16.57	5.59	4.39	6.00	5.40
Class B (8/15/94)	54.43	54.43	4.88	4.88	22.67	17.67	4.76	4.43	-	-
Class C (2/1/99)	18.75	18.79	3.76	3.76	22.67	21.72	-	-	-	-
Class S (9/24/01)	24.01	-	11.26	-	23.41	-	-	-	-	-
Class Y (2/4/94)	68.81	-	5.57	-	23.58	-	5.79	-	-	-

Small Cap Select*
Class A (5/6/92)	158.90	144.71	8.70	8.16	35.96	28.50	11.54	10.28	6.95	6.34
Class B (3/6/95)	74.45	74.45	6.71	6.71	34.88	29.88	10.66	10.40	-	-
Class C (9/24/01)	29.00	29.00	13.46	13.46	34.84	34.84	-	-	-	-
Class S (12/31/93)	92.92	-	6.97	-	35.93	-	11.57	-	-	-
Class Y (5/6/92)	165.90	-	8.95	-	36.18	-	11.85	-	7.23	-

Small Cap Value Fund
Class A (8/1/94)	130.84	118.19	9.56	8.89	26.84	19.82	7.46	6.25	-	-
Class B (11/24/97)	8.29	7.54	1.37	1.25	25.93	20.93	6.59	6.28	-	-
Class C (2/1/99)	31.52	31.52	6.05	6.05	25.82	24.82	-	-	-	-
Class S (9/24/01)	25.34	-	11.85	-	26.77	-	-	-	-	-
Class Y (8/1/94)	134.69	-	9.76	-	27.02	-	7.69	-	-	-

International Fund*
Class A (5/2/94)	19.29	12.75	1.89	1.28	22.65	15.85	0.07	-1.06	-	-
Class B (3/6/95)	18.64	18.64	2.01	2.01	21.75	16.75	-0.69	-1.02	-	-
Class C (2/1/99)	3.85	3.85	1.89	1.89	21.72	20.72	-	-	-	-
Class S (4/24/94)	21.14	-	2.05	-	22.85	-	0.04	-	-	-
Class Y (4/4/94)	25.17	-	2.39	-	22.97	-	0.55	-	-	-

Real Estate Securities Fund
Class A (9/29/95)	110.31	98.81	9.73	8.97	23.00	16.21	9.85	8.61	-	-
Class B (9/29/95)	102.35	102.35	9.21	9.21	22.44	17.44	9.33	9.04	-	-
Class C (2/1/00)	71.32	71.32	15.83	15.83	22.33	21.33	-	-	-	-
Class S (9/24/01)	39.00	-	17.74	-	22.98	-	-	-	-	-
Class Y (6/30/95)	123.77	-	10.25	-	23.26	-	10.04	-	-	-

Technology Fund
Class A (4/4/94)	28.69	21.64	2.69	2.09	64.34	55.29	-7.93	-8.96	-	-
Class B (8/15/94)	20.52	20.52	2.07	2.07	62.95	57.95	-8.85	-9.09	-	-
Class C (2/1/00)	-83.77	-83.77	-39.13	-39.13	63.33	62.33	-	-	-	-
Class S (9/24/01)	1.01	-	0.50	-	63.64	-	-	-	-	-
Class Y (4/4/94)	31.93	-	2.96	-	64.71	-	-7.61	-	-	-

Corporate Bond Fund
Class A (2/1/00)	20.45	15.37	5.21	3.98	10.17	5.45	-	-	-	-
Class B (2/1/00)	18.31	15.31	4.70	3.97	9.68	4.68		-	-	-
Class C (2/1/00)	18.10	18.10	4.65	4.65	9.71	8.71	-	-	-	-
Class S (9/24/01)	10.50	-	5.08	-	10.29	-	-	-	-	-
Class Y (2/1/01)	21.10	-	5.37	-	10.46	-	-	-	-	-

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%

Core Bond Fund
Class A (12/22/87)	120.34	111.04	5.14	4.85	3.58	-0.84	3.13	2.24	3.72	3.27
Class B (8/15/94)	43.90	43.90	4.07	4.07	3.01	-1.99	2.65	2.29	-	-
Class C (2/1/99)	15.70	15.70	3.18	3.18	3.08	2.08	-	-	-	-
Class S (9/24/01)	8.36	-	4.06	-	3.58	-	-	-	-	-
Class Y (2/4/94)	47.10	-	4.08	-	3.75	-	3.29	-	-	-

Intermediate Term Bond Fund*
Class A (1/9/95)	52.76	49.33	4.98	4.70	3.62	1.27	3.96	3.49	-	-
Class S (9/24/01)	16.89	-	5.65	-	3.62	-	-	-	-	-
Class Y (1/5/93)	57.46	-	4.32	-	3.73	-	4.08	-	3.97	-

Short Term Bond Fund
Class A (12/14/92)	42.65	39.44	3.35	3.13	1.62	-0.70	3.49	3.02	3.37	3.13
Class S (9/24/01)	4.68	-	2.30	-	1.52	-	-	-	-	-
Class Y (2/4/94)	39.14	-	3.48	-	1.61	-	3.56	-	-	-

High Income Bond Fund
Class A (7/24/98)	2.41	-1.93	1.15	-0.93	21.71	16.55	-	-	-	-
Class B (7/24/98)	1.59	-2.09	0.76	-1.01	21.09	16.09	-	-	-	-
Class C (2/1/99)	1.42	1.42	0.68	0.68	20.91	19.91	-	-	-	-
Class S (9/24/01)	7.66	-	3.73	-	21.54	-	-	-	-	-
Class Y (7/24/98)	2.81	-	1.34	-	21.60	-	-	-	-	-

U.S. Government Mortgage Fund*
Class A (6/2/88)	101.11	92.64	4.66	4.37	1.05	-3.29	3.47	2.57	3.10	2.65
Class B (5/11/95)	31.58	31.58	3.33	3.33	0.49	-4.38	2.98	2.44	-	-
Class C (9/24/01)	4.60	4.60	2.26	2.26	0.42	-0.55	-	-	-	-
Class S (6/7/94)	42.07	-	3.84	-	1.05	-	3.41	-	-	-
Class Y (2/1/91)	69.16	-	4.24	-	1.20	-	3.58	-	3.25	-

Arizona Tax Free Fund
Class A (2/1/00)	34.45	28.79	8.42	7.15	3.54	-0.89	7.51	5.97	-	-
Class C (2/1/00)	32.46	32.46	7.98	7.98	3.03	2.04	-	-	-	-
Class Y (2/1/00)	35.62	-	8.67	-	3.79	-	-	-	-	-

California Intermediate Tax Free Fund
Class A (8/8/97)	37.71	34.60	5.34	4.95	2.54	0.22	4.81	4.33	-	-
Class Y (8/8/97)	38.34	-	5.42	-	2.78	-	4.92	-	-	-

California Tax Free Fund
Class A (2/1/00)	35.24	29.54	8.59	7.32	2.65	-1.74	-	-	-	-
Class C (2/1/00)	33.47	33.47	8.20	8.20	2.25	1.27	-	-	-	-
Class Y (2/1/00)	36.40	-	8/.84	-	2.91	-	-	-	-	-

Colorado Intermediate Tax Free Fund
Class A (4/4/94)	70.30	66.47	5.77	5.22	3.64	1.28	4.81	4.33	-	-
Class Y (4/4/94)	70.42	-	5.78	-	3.71	-	4.84	-	-	-

Colorado Tax Free Fund
Class A (2/1/00)	36.78	31.01	8.93	7.65	3.53	-0.89	-	-	-	-
Class C (2/1/00)	34.97	34.97	8.53	8.53	3.23	2.23	-	-	-	-
Class Y (2/1/00)	38.16	-	9.23	-	3.78	-	-	-	-	-

Intermediate Tax Free Fund
Class A (12/22/87)	139.08	133.71	5.68	5.53	3.74	1.41	4.92	4.45	4.96	4.72
Class Y (2/4/94)	60.25	-	5.01	-	3.90	-	4.99	-	-	-

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%

Minnesota Intermediate Tax Free Fund
Class A (2/25/94)	60.15	56.55	5.03	4.78	3.52	1.21	4.74	4.26	-	-
Class Y (2/25/94)	60.15	-	5.03	-	3.78	-	4.80	-	-	-

Minnesota Tax Free Fund
Class A (7/11/98)	166.97	155.71	6.66	6.36	3.81	-0.64	4.71	3.80	5.33	4.87
Class C (2/1/99)	21.76	21.76	4.32	4.32	3.33	2.34	-	-	-	-
Class Y (8/1/97)	39.47	-	5.55	-	4.07	-	4.97	-	-	-

Missouri Tax Free Fund*
Class A (9/28/90)	126.50	116.87	6.49	6.13	3.34	-1.03	4.78	3.87	5.06	4.60
Class C (9/24/01)	10.84	10.84	5.24	5.24	2.93	1.94	-	-	-	-
Class Y (7/15/88)	176.41	-	6.91	-	3.59	-	5.06	-	5.31	-

Nebraska Tax Free Fund
Class A (2/28/01)	18.03	13.06	6.62	4.86	3.55	-0.80	-	-	-	-
Class C (2/28/01)	16.17	16.17	5.97	5.97	3.09	2.09	-	-	-	-
Class Y (2/28/01)	18.66	-	6.84	-	3.81	-	-	-	-	-

Oregon Intermediate Tax Free Fund
Class A (8/8/97)	23.77	20.92	4.68	4.16	3.28	0.97	-	-	-	-
Class Y (8/8/97)	35.91	-	5.12	-	3.43	-	4.73	-	-	-

Tax Free Fund*
Class A (11/14/96)	46.13	39.98	5.67	5.01	3.82	-0.61	4.88	4.00	-	-
Class C (9/24/01)	12.15	12.15	5.85	5.85	3.43	2.44	-	-	-	-
Class Y (11/14/96)	48.23	-	5.89	-	4.08	-	5.08	-	-	-

Ohio Tax Free Fund
Class A (4/30/02)	10.86	6.19	7.53	4.32	3.22	-1.18	-	-	-	-
Class C (4/30/02)	9.21	8.21	6.40	5.71	1.95	0.96	-	-	-	-
Class Y (4/30/02)	11.33	-	7.85	-	3.65	-	-	-	-	-

Short Tax Free Fund
Class A (10/25/02)	4.54	2.19	-	-	-	-	-	-	-	-
Class Y (10/25/02)	4.66	-	-	-	-	-	-	-	-	-

Intermediate Government Bond Fund
Class A (10/25/02)	2.30	-	-	-	-	-	-	-	-	-
Class Y (10/25/02)	2.37	-	-	-	-	-	-	-	-	-

Large Cap Select Fund
Class A (1/31/03)	14.77	8.48	-	-	-	-	-	-	-	-
Class B (1/31/03)	14.15	9.15	-	-	-	-	-	-	-	-
Class C (1/31/03)	14.25	-	-	-	-	-	-	-	-	-
Class S (1/31/03)	14.63	-	-	-	-	-	-	-	-	-
Class Y (1/31/03)	14.83	-	-	-	-	-	-	-	-	-

Return After Taxes on Distributions and Sale of Fund Shares

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%
Balanced Fund*
Class A (1/5/95)	60.35	52.32	5.56	4.94	9.69	5.57	0.99	0.02	-	-
Class B (3/1/99)	-3.45	-4.74	-0.76	-1.05	9.23	5.98	-	-	-	-
Class C (9/24/01)	2.92	2.97	1.44	1.46	9.14	8.53	-	-	-	-
Class S (9/24/01)	-10.39	-	-3.79	-	9.75	-	-	-	-	-
Class Y (3/30/92)	80.89	-	5.29	-	9.92	-	1.17	-	4.72	-

Equity Income Fund
Class A (12/18/92)	98.50	88.45	6.56	6.05	14.85	10.43	1.76	0.78	6.89	6.33
Class B (8/15/94)	81.56	81.56	6.75	6.75	14.24	10.99	1.23	0.99	-	-
Class C (2/1/99)	-3.06	-2.94	-0.67	-0.64	14.23	13.74	-	-	-	-
Class S (9/24/01)	2.27	-	1.12	-	14.83	-	-	-	-	-
Class Y (8/2/94)	92.86	-	7.43	-	15.01	-	1.93	-	-	-

Large Cap Growth Opportunities Fund*
Class A (1/9/95)	61.00	52.94	5.61	4.99	12.62	8.34	-1.86	-2.78	-	-
Class B (3/1/99)	-24.26	-25.27	-5.88	-6.16	12.07	8.82	-	-	-	-
Class C (9/24/01)	-4.16	-4.16	-2.08	-2.08	12.09	11.44	-	-	-	-
Class S (11/27/00)	-30.25	-	-11.91	-	12.67	-	-	-	-	-
Class Y (12/29/92)	70.26	-	5.07	-	12.84	-	-1.67	-	5.07	-

Large Cap Value Fund
Class A (12/22/87)	214.43	198.02	7.53	7.17	12.13	7.90	-0.12	-1.07	5.97	5.43
Class B (8/15/94)	59.69	59.69	5.26	5.26	11.57	8.32	-0.82	-1.06	-	-
Class C (2/1/99)	-15.67	-15.61	-3.59	-3.58	11.53	10.96	-	-	-	-
Class S (9/24/01)	-0.65	-	-0.32	-	12.08	-	-	-	-	-
Class Y (2/4/94)	72.91	-	5.84	-	12.33	-	0.04	-	-	-

Equity Index Fund
Class A (12/14/92)	126.36	114.78	7.86	7.34	15.34	10.92	0.12	-0.84	7.81	7.24
Class B (8/15/94)	97.25	97.25	7.73	7.73	14.75	11.50	-0.40	-0.71	-	-
Class C (2/1/99)	-18.62	-18.58	-4.33	-4.32	14.70	14.12	-	-	-	-
Class S (9/24/01)	0.87	-	0.43	-	15.34	-	-	-	-	-
Class Y (2/4/94)	109.50	-	7.96	-	15.48	-	0.27	-	-	-

Mid Cap Index Fund*
Class A (11/4/99)	16.36	10.87	3.96	2.68	16.86	12.32	-	-	-	-
Class B (11/4/99)	14.20	11.71	3.46	2.87	16.35	13.10	-	-	-	-
Class C (9/24/01)	17.13	17.13	8.16	8.16	16.30	15.65	-	-	-	-
Class S (11/27/00)	0.19	-	0.07	-	16.95	-	-	-	-	-
Class Y (11/4/99)	17.10	-	4.12	-	17.11	-	-	-	-	-

Small Cap Index Fund*
Class A (12/30/98)	22.26	16.38	4.32	3.24	22.57	17.73	-	-	-	-
Class B (12/11/00)	2.86	-0.54	1.01	-0.19	22.00	18.75	-	-	-
Class C (9/24/01)	17.47	17.47	8.31	8.31	22.05	21.40	-	-	-	-
Class S (12/30/98)	21.70	-	4.22	-	22.42	-	-	-	-	-
Class Y (12/30/98)	23.15	-	4.48	-	22.85	-	-	-	-	-

Small Cap Growth Opportunities Fund*
Class A (8/1/95)	292.56	271.87	18.23	17.45	37.94	32.26	21.65	20.36	-	-
Class B (3/1/99)	126.44	124.74	19.52	19.32	37.19	33.93	-	-	-	-
Class C (9/24/01)	27.72	27.72	12.90	12.90	37.20	36.55	-	-	-	-
Class S (12/11/00)	8.32	-	2.89	-	37.94	-	-	-	-	-
Class Y (8/1/95)	301.38	-	18.56	-	38.18	-	22.01	-	-	-

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%

Mid Cap Growth Opportunities Fund*
Class A (1/9/95)	88.51	78.97	7.54	6.90	17.77	13.21	5.36	4.32	-	-
Class B (3/1/99)	22.52	21.06	4.53	4.26	17.14	13.89	-	-	-	-
Class C (9/24/01)	18.12	18.12	8.61	8.61	17.18	16.53	-	-	-	-
Class S (12/11/00)	-4.97	-	-1.80	-	17.78	-	-	-	-	-
Class Y (12/28/89)	228.30	-	9.03	-	17.99	-	5.60	-	6.76	-

Mid Cap Value
Class A (12/22/87)	239.18	221.40	8.05	7.68	15.37	10.97	5.29	4.24	5.96	5.42
Class B (8/15/94)	55.19	55.19	4.93	4.93	14.82	11.57	4.52	4.23	-	-
Class C (2/1/99)	16.07	16.10	3.25	3.26	14.82	14.21	-	-	-	-
Class S (9/24/01)	20.56	-	9.71	-	15.43	-	-	-	-	-
Class Y (2/4/94)	68.57	-	5.56	-	15.59	-	5.48	-	-	-

Small Cap Select*
Class A (5/6/92)	149.84	136.97	8.36	7.86	23.37	18.52	10.83	9.70	6.76	6.20
Class B (3/6/95)	71.69	71.69	6.51	6.51	22.67	19.42	10.09	9.85	-	-
Class C (9/24/01)	25.56	25.56	11.95	11.95	22.65	22.00	-	-	-	-
Class S (12/31/93)	88.40	-	6.71	-	23.35	-	10.86	-	-	-
Class Y (5/6/92)	155.85	-	8.59	-	23.52	-	11.10	-	7.01	-

Small Cap Value Fund
Class A (8/1/94)	123.71	112.27	9.18	8.56	17.46	12.89	7.27	6.20	-	-
Class B (9/24/97)	11.98	11.34	1.95	1.85	16.85	13.60	6.53	6.27	-	-
Class C (2/1/99)	30.94	30.94	5.95	5.95	16.79	16.14	-	-	-	-
Class S (9/24/01)	23.35	-	10.97	-	17.41	-	-	-	-	-
Class Y (8/1/94)	127.21	-	9.37	-	17.60	-	7.48	-	-	-

International Fund*
Class A (5/2/94)	21.57	15.72	2.10	1.56	14.72	10.30	0.78	-0.19	-	-
Class B (3/6/95)	21.11	21.11	2.26	2.26	14.14	10.89	0.16	-0.12	-	-
Class C (9/24/01)	3.27	3.27	1.61	1.61	14.12	13.47	-	-	-	-
Class S (4/24/94)	23.24	-	2.24	-	14.85	-	0.76	-	-	-
Class Y (4/4/94)	27.02	-	2.55	-	14.93	-	1.23	-	-	-

Real Estate Securities Fund
Class A (9/29/95)	100.14	90.02	9.06	8.35	16.80	12.28	9.03	7.93	-	-
Class B (9/29/95)	92.65	92.65	8.54	8.54	16.27	13.02	8.52	8.28	-	-
Class C (2/1/00)	63.07	63.07	14.28	14.28	16.22	15.57	-	-	-	-
Class S (9/24/01)	34.42	-	15.80	-	16.78	-	-	-	-	-
Class Y (6/30/95)	112.38	-	9.56	-	17.02	-	9.22	-	-	-

Technology Fund
Class A (4/4/94)	58.45	50.59	4.97	4.41	41.82	35.94	-3.02	-3.92	-	-
Class B (8/15/94)	52.42	52.42	4.73	4.73	40.92	37.67	-3.52	-3.68	-	-
Class C (2/1/00)	-69.50	-69.50	-27.69	-27.69	41.17	40.52	-	-	-	-
Class S (9/24/01)	0.86	-	0.42	-	41.36	-	-	-	-	-
Class Y (4/4/94)	61.14	-	5.16	-	42.06	-	-2.83	-	-	-

Corporate Bond Fund
Class A (2/1/00)	20.00	15.61	5.10	4.04	7.83	4.71	-	-	-	-
Class B (2/1/00)	17.92	15.40	4.60	3.99	7.33	4.08	-	-	-	-
Class C (2/1/00)	17.74	17.74	4.56	4.56	7.36	6.71	-	-	-	-
Class S (9/24/01)	9.97	-	4.83	-	7.90	-	-	-	-	-
Class Y (2/1/00)	20.65	-	5.26	-	8.08	-	-	-	-	-

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%

Core Bond Fund
Class A (12/22/87)	116.86	108.35	5.03	4.76	3.23	0.32	3.14	2.36	3.68	3.27
Class B (8/15/94)	42.28	42.28	3.94	3.94	2.70	-0.55	2.66	2.36	-	-
Class C (2/1/99)	15.33	15.33	3.11	3.11	2.74	2.09	-	-	-	-
Class S (9/24/01)	7.96	-	3.87	-	3.23	-	-	-	-	-
Class Y (2/4/94)	46.13	-	4.01	-	3.40	-	3.30	-	-	-

Intermediate Term Bond Fund*
Class A (1/9/95)	50.24	47.20	4.78	4.53	3.24	1.69	3.85	3.44	-	-
Class S (9/24/01)	15.78	-	5.29	-	3.24	-	-	-	-	-
Class Y (1/5/93)	55.64	-	4.21	-	3.35	-	3.97	-	3.89	-

Short Term Bond Fund
Class A (12/14/92)	42.07	39.21	3.31	3.11	1.72	0.20	3.42	3.01	3.33	3.12
Class S (9/24/01)	4.66	-	2.29	-	1.66	-	-	-	-	-
Class Y (2/4/94)	38.60		3.44	-	1.75	-	3.49	-	-	-

High Income Bond Fund
Class A (7/24/98)	3.54	-0.21	1.68	-0.10	16.13	12.69	-	-	-	-
Class B (7/24/98)	2.72	-0.41	1.30	-0.20	15.54	12.29	-	-	-	-
Class C (2/1/99)	2.57	2.57	1.22	1.22	15.42	14.77	-	-	-	-
Class S (9/24/01)	8.04	-	3.91	-	16.01	-	-	-	-	-
Class Y (7/24/98)	3.93	-	1.86	-	16.12	-	-	-	-	-

U.S. Government Mortgage Fund*
Class A (6/2/88)	99.35	91.57	4.60	4.33	1.90	-0.97	3.44	2.67	3.14	2.74
Class B (5/11/95)	31.02	31.02	3.27	3.27	1.38	-1.79	2.95	2.49	-	-
Class C (9/24/01)	4.81	4.81	2.35	2.35	1.34	0.71	-	-	-	-
Class S (6/7/94)	41.40	-	3.79	-	1.91	-	3.39	-	-	-
Class Y (2/1/91)	68.30	-	4.20	-	2.06	-	3.55	-	3.28	-

Arizona Tax Free Fund
Class A (2/1/00)	32.30	27.36	7.94	6.83	3.76	0.82	-	-	-	-
Class C (2/1/00)	30.36	30.36	7.51	7.51	3.29	2.64	-	-	-	-
Class Y (2/1/00)	33.46	-	8.20	-	4.02	-	-	-	-	-

California Intermediate Tax Free Fund
Class A (8/8/97)	68.23	64.78	5.63	5.40	3.75	2.18	4.73	4.32	-	-
Class Y (8/8/97)	37.14	-	5.27	-	3.25	-	4.83	-	-	-

California Tax Free Fund
Class A (2/1/00)	33.00	28.03	8.10	6.98	3.32	0.40	-	-	-	-
Class C (2/1/00)	31.23	31.24	7.70	7.70	2.92	2.29	-	-	-	-
Class Y (2/1/00)	34.16	-	8.35	-	3.58	-	-	-	-	-

Colorado Intermediate Tax Free Fund
Class A (4/4/94)	68.23	64.78	5.63	5.40	3.75	2.18	4.73	4.32	-	-
Class Y (4/4/94)	68.40	-	5.65	-	3.85	-	4.77	-	-	-

Colorado Tax Free Fund
Class A (2/1/00)	33.00	28.03	8.10	6.98	3.32	0.40	-	-	-	-
Class C (2/1/00)	32.45	32.45	7.97	7.97	3.42	2.77	-	-	-	-
Class Y (2/1/00)	35.58	-	8.66	-	4.00	-	-	-	-	-

Intermediate Tax Free Fund
Class A (12/22/87)	135.81	130.85	5.59	5.45	3.78	2.24	4.83	4.41	4.89	4.68
Class Y (2/4/94)	59.21	-	4.94	-	3.94	-	4.89	-	-	-

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year		Average Annual Ten Year
	Without	With	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%	%	%

Minnesota Intermediate Tax Free Fund
Class A (2/25/94)	59.11	55.87	4.96	4.73	3.73	2.20	4.68	4.26	-	-
Class Y (2/25/94)	59.18	-	4.96	-	3.97	-	4.74	-	-	-

Minnesota Tax Free Fund
Class A (7/11/98)	163.78	153.29	6.58	6.30	3.95	0.99	4.71	3.91	5.31	4.90
Class C (2/1/99)	21.74	21.74	4.31	4.31	3.50	2.86	-	-	-	-
Class Y (8/1/97)	39.05	-	5.49	-	4.21	-	4.97	-	-	-

Missouri Tax Free Fund*
Class A (9/28/90)	122.44	113.62	6.34	6.01	3.59	0.70	4.70	3.91	4.99	4.57
Class C (9/24/01)	10.40	10.41	5.03	5.03	3.22	2.58	-	-	-	-
Class Y (7/15/88)	171.02	-	6.77	-	3.85	-	4.98	-	5.23	-

Nebraska Tax Free Fund
Class A (2/28/01)	16.96	12.67	6.25	4.72	3.66	0.77	-	-	-	-
Class C (2/28/01)	15.24	15.24	5.64	5.64	3.23	2.59	-	-	-	-
Class Y (2/28/01)	17.60	-	6.47	-	3.92	-	-	-	-	-

Oregon Intermediate Tax Free Fund
Class A (2/1/99)	23.33	20.84	4.60	4.15	3.46	1.93	-	-	-	-
Class Y (8/8/97)	35.06	-	5.01	-	3.61	-	4.66	-	-	-

Tax Free Fund*
Class A (11/14/96)	45.21	39.73	5.57	4.98	4.28	1.33	4.82	4.05	-	-
Class C (2/1/99)	11.68	11.68	5.63	5.63	3.89	3.25	-	-	-	-
Class Y (11/14/96)	47.33	-	5.80	-	4.53	-	5.03	-	-	-

Ohio Tax Free Fund
Class A (4/30/02)	10.02	6.01	6.96	4.20	3.33	0.42	-	-	-	-
Class C (4/30/02)	8.53	7.68	5.94	5.35	2.36	1.72	-	-	-	-
Class Y (4/30/02)	10.47	-	7.27	-	3.70	-	-	-	-	-

Short Tax Free Fund
Class A (10/25/02)	3.91	2.36	-	-	-	-	-	-	-	-
Class Y (10/25/02)	4.02	-	-	-	-	-	-	-	-	-

Intermediate Government Bond Fund
Class A (10/25/02)	2.27	-	-	-	-	-	-	-	-	-
Class Y (10/25/02)	2.34	-	-	-	-	-	-	-	-	-

Large Cap Select Fund
Class A (1/31/03)	9.69	-	-	-	-	-	-	-	-	-
Class B (1/31/03)	9.22	-	-	-	-	-	-	-	-	-
Class C (1/31/03)	9.27	-	-	-	-	-	-	-	-	-
Class S (1/31/03)	9.59	-	-	-	-	-	-	-	-	-
Class Y (1/31/03)	9.75	-	-	-	-	-	-	-	-	-

*

Firstar Balanced Fund is the accounting survivor of the reorganization transaction with First American Balanced Fund, consummated on September 24, 2001. Firstar Large Cap Core Fund is the accounting survivor of the reorganization transaction with First American Large Cap Growth Opportunities Fund, consummated on September 24, 2001. Firstar Mid Cap Index Fund is the accounting survivor of the reorganization transaction with First American Mid Cap Index Fund, consummated on September 24, 2001. Firstar Small Cap Index Fund is the accounting survivor of the reorganization transaction with First American Small Cap Index Fund, consummated on September 24, 2001. Firstar Micro Cap Fund is the accounting survivor of the reorganization transaction with First American Small Cap Growth Opportunities Fund, consummated on September 24, 2001. Firstar Mid Cap Core Fund is the accounting survivor of the reorganization transaction with First American Mid Cap Growth Opportunities Fund, consummated on September 24, 2001. Firstar Small Cap Core Fund is the accounting survivor of the reorganization transaction with First American Small Cap Select Fund, consummated on September 24, 2001. Firstar International Growth Fund is the accounting survivor of the reorganization transaction with First American International Fund, consummated on September 24, 2001. Firstar Intermediate Bond Fund is the accounting survivor of the reorganization transaction with First American Intermediate Term Bond Fund, consummated on September 24, 2001.  Firstar U.S. Government Securities Fund is the accounting survivor of the reorganization transaction with First American U.S. Government Mortgage Fund, consummated on September 24, 2001. Firstar Missouri Tax Exempt Bond Fund is the accounting survivor of the reorganization transaction with First American Missouri Tax Free Fund, consummated on September 24, 2001. Firstar National Municipal Bond Fund is the accounting survivor of the reorganization transaction with First American Tax Free Fund, consummated on September 24, 2001.

Yield. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be “annualized” using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

YIELD  =  2[(a-b + 1)6 - 1]

cd

Where:

a

=

dividends and interest earned during the period;

b

=

expenses accrued for the period (net of  reimbursements);

c

=

the average daily number of shares outstanding during the period that were entitled to receive dividends; and

d

=

the maximum offering price per share on the last day of the period.

Based upon the 30-day period ended September 30, 2003, the yields for the Class A, Class B, Class C, Class S and Class Y Shares of the Funds were as set forth below.

Class A

Class B

Class C

Class S

Class Y

Balanced Fund

1.82

1.08

1.07

1.81

2.06

Equity Income Fund

1.66

0.91

0.91

1.66

1.90

Large Cap Growth Opportunities Fund

-

-

-

-

      -

Large Cap Value Fund

1.19

0.46

0.44

1.19

1.44

Equity Index Fund

1.14

0.40

0.39

1.14

1.39

Mid Cap Index Fund

0.18

-

-

0.18

0.43

Small Cap Index Fund

-

-

-

-

0.24

Small Cap Growth Opportunities Fund

-

-

-

-

      -

Mid Cap Growth Opportunities Fund

-

-

-

-

      -

Mid Cap Value Fund

0.56

0.00

0.00

0.56

0.81

Small Cap Select Fund

-

-

-

-

      -

Small Cap Value Fund

-

-

-

-

      -

International Fund

-

-

-

-

      -

Real Estate Securities Fund

4.55

3.84

3.83

4.55

4.78

Technology Fund

-

-

-

-

      -

Corporate Bond Fund

4.41

3.69

3.70

4.41

4.66

Core Bond Fund

3.62

2.91

2.90

3.62

3.87

Intermediate Term Bond Fund

2.86

-

-

2.86

3.02

Short Term Bond Fund

1.97

-

-

1.97

2.12

High Income Bond Fund

7.31

6.58

6.58

7.24

7.56

U.S. Government Mortgage Fund

2.63

1.89

1.90

2.64

2.88

Arizona Tax Free Fund

3.61

-

3.22

-

3.86

California Intermediate Tax Free Fund

2.72

-

-

-

2.87

California Tax Free Fund

3.58

-

3.19

-

3.82

Colorado Intermediate Tax Free Fund

2.70

-

-

-

2.86

Colorado Tax Free Fund

3.58

-

3.18

-

3.83

Intermediate Tax Free Fund

2.92

-

-

-

3.07

Minnesota Intermediate Tax Free Fund

2.85

-

-

-

3.00

Minnesota Tax Free Fund

3.61

-

3.22

-

3.86

Missouri Tax Free Fund

3.09

-

2.70

-

3.33

Nebraska Tax Free Fund

3.49

-

3.10

-

3.74

Oregon Intermediate Tax Free Fund

2.63

-

-

-

2.78

Tax Free Fund

3.52

-

3.14

-

3.76

Ohio Tax Free Fund

3.26

-

2.90

-

3.50

Short Tax Free Fund

1.66

-

-

-

1.81

Intermediate Government Bond Fund

2.05

-

-

-

2.20

Large Cap Select Fund

0.43

-

-

0.41

0.68

__________________________

--

No yield as there was no dividend earned in the preceding 30 days.

Tax-Exempt vs. Taxable Income. The tables below show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; (ii) exempt from both federal and Arizona income taxes; (iii) exempt from both federal and California income taxes; (iv) exempt from both federal and Colorado income taxes; (v) exempt from both federal and Minnesota income taxes; (vi) exempt from both federal and Missouri income taxes; (vii) exempt from both federal and Nebraska income taxes; (viii) exempt from both federal and Oregon income taxes, and (ix) exempt from both federal and Ohio income taxes, under selected income tax brackets scheduled to be in effect in 2004. All of the tables assume that the investor is subject to a 25%, 28%, 33%, or 35% federal income tax rate in 2004.  Furthermore, the combined federal/Arizona rates assume that the investor is subject to, respectively, (a) a 25% federal rate and a 4.72% Arizona rate, (b) a 28% federal rate and   a 5.04% Arizona income tax rate, (c) a 33% federal rate and a 5.04% Arizona rate, and (d) a 35% federal rate and a 5.04% Arizona rate.  The combined federal/California rates assume that the investor is subject to the maximum 9.3% marginal California income tax rate.  The federal/Colorado rates assume that the investor is subject to the maximum 4.63% Colorado income tax rate.  The combined federal/Minnesota rates assume that the investor is subject to, respectively, (a) a 25% federal rate and a 7.05% Minnesota rate, (b) a 28% federal rate and a 7.85% Minnesota rate, (c) a 33% federal rate and a 7.85% Minnesota rate, and (d) a 35% federal rate and a  7.85% Minnesota income tax rate.  The combined federal/Missouri rates assume that the investor is subject to the maximum 6% Missouri income tax rate.  The combined federal/Nebraska rates assume that the investor is subject to the maximum 6.84% Nebraska income tax rate.  The combined federal/Oregon rates assume that the investor is subject to the maximum 9% Oregon income tax rate.  The combined federal/Ohio rates assume that the investor is subject to, respectively, (a) a 25% federal rate and a 5.943% Ohio rate, (b) a 28% federal rate and a 6.9% Ohio rate, (c) a 33% federal rate and a 7.5% Ohio rate, and (d) a 35% federal rate and a 7.5% Ohio rate.

	FEDERAL TAX RATE				ARIZONA & FEDERAL COMBINED RATE
TAX	25.00%	28.00%	33.00%	35.00%	28.54%	31.63%	36.38%	38.28%
EXEMPT
YIELDS	TAX EQUIVALENT YIELDS				TAX EQUIVALENT YIELDS

2.0%	2.67%	2.78%	2.99%	3.08%	2.80%	2.93%	3.14%	3.24%
2.5%	3.33%	3.47%	3.73%	3.85%	3.50%	3.66%	3.93%	4.05%
3.0%	4.00%	4.17%	4.48%	4.62%	4.20%	4.39%	4.72%	4.86%
3.5%	4.67%	4.86%	5.22%	5.38%	4.90%	5.12%	5.50%	5.67%
4.0%	5.33%	5.56%	5.97%	6.15%	5.60%	5.85%	6.29%	6.48%
4.5%	6.00%	6.25%	6.72%	6.92%	6.30%	6.58%	7.07%	7.29%
5.0%	6.67%	6.94%	7.46%	7.69%	7.00%	7.31%	7.86%	8.10%

	CALIFORNIA & FEDERAL COMBINED RATE				MISSOURI & FEDERAL COMBINED RATE
TAX	31.98%	34.70%	39.23%	41.05%	29.5%	32.32%	37.02%	38.90%
EXEMPT
YIELDS	TAX EQUIVALENT YIELDS				TAX EQUIVALENT YIELDS

2.0%	2.94%	3.06%	3.29%	3.39%	2.84%	2.96%	3.18%	3.27%
2.5%	3.68%	3.83%	4.11%	4.24%	3.55%	3.69%	3.97%	4.09%
3.0%	4.41%	4.59%	4.94%	5.09%	4.26%	4.43%	4.76%	4.91%
3.5%	5.15%	5.36%	5.76%	5.94%	4.96%	5.17%	5.56%	5.73%
4.0%	5.88%	6.13%	6.58%	6.79%	5.67%	5.91%	6.35%	6.55%
4.5%	6.62%	6.89%	7.40%	7.63%	6.38%	6.65%	7.15%	7.37%
5.0%	7.35%	7.66%	8.23%	8.48%	7.09%	7.39%	7.94%	8.18%

	MINNESOTA & FEDERAL COMBINED RATE				COLORADO & FEDERAL COMBINED RATE
TAX	30.29%	33.65%	38.26%	40.10%	28.47%	31.33%	36.10%	38.01%
EXEMPT
YIELDS	TAX EQUIVALENT YIELDS				TAX EQUIVALENT YIELDS

2.0%	2.87%	3.01%	3.24%	3.34%	2.80%	2.91%	3.13%	3.23%
2.5%	3.59%	3.77%	4.05%	4.17%	3.50%	3.64%	3.91%	4.03%
3.0%	4.30%	4.52%	4.86%	5.01%	4.19%	4.37%	4.69%	4.84%
3.5%	5.02%	5.28%	5.67%	5.84%	4.89%	5.10%	5.48%	5.65%
4.0%	5.74%	6.03%	6.48%	6.68%	5.59%	5.82%	6.26%	6.45%
4.5%	6.45%	6.78%	7.29%	7.51%	6.29%	6.55%	7.04%	7.26%
5.0%	7.17%	7.54%	8.10%	8.35%	6.99%	7.29%	7.82%	8.07%

	NEBRASKA & FEDERAL COMBINED RATE				OREGON & FEDERAL COMBINED RATE
TAX	30.13%	32.92%	37.58%	39.45%	31.75%	34.48%	39.03%	40.85%
EXEMPT
YIELDS	TAX EQUIVALENT YIELDS				TAX EQUIVALENT YIELDS

2.0%	2.86%	2.98%	3.20%	3.30%	2.93%	3.05%	3.28%	3.38%
2.5%	3.58%	3.73%	4.01%	4.13%	3.66%	3.82%	4.10%	4.23%
3.0%	4.29%	4.47%	4.81%	4.95%	4.40%	4.58%	4.92%	5.07%
3.5%	5.01%	5.22%	5.61%	5.78%	5.13%	5.34%	5.74%	5.92%
4.0%	5.72%	5.96%	6.41%	6.61%	5.86%	6.11%	6.56%	6.76%
4.5%	6.44%	6.71%	7.21%	7.43%	6.59%	6.87%	7.38%	7.61%
5.0%	7.16%	7.45%	8.01%	8.26%	7.33%	7.63%	8.20%	8.45%

	OHIO & FEDERAL COMBINED RATE
TAX	29.46%	32.97%	38.03%	39.88%
EXEMPT
YIELDS	TAX EQUIVALENT YIELDS

2.0%	2.84%	2.98%	3.23%	3.33%
2.5%	3.54%	3.73%	4.03%	4.16%
3.0%	4.25%	4.48%	4.84%	4.99%
3.5%	4.96%	5.22%	5.65%	5.82%
4.0%	5.67%	5.97%	6.45%	6.65%
5.0%	7.09%	7.46%	8.07%	8.32%

Tax-Equivalent Yield for Tax Free Funds. Tax-equivalent yield is the yield that a taxable investment must generate in order to equal a Fund’s yield for an investor in a stated federal or combined federal/state income tax bracket. The tax-equivalent yield for each tax-free Fund named below is computed by dividing that portion of such Fund’s yield (computed as described above) that is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting number to that portion, if any, of such Fund’s yield that is not tax exempt. The combined federal/state income tax rates take into account the deductibility of state income taxes in calculating federal tax rates. Based upon the maximum federal income tax rate of 35.0% and the combined maximum federal/state tax rates of 38.3% for Arizona, 41.1% for California, 38.0% for Colorado, 40.1% or Minnesota, 38.9% for Missouri, 39.5% for Nebraska, 40.9% for Oregon and 39.9% for Ohio, the tax equivalent yields for the Tax Free Funds named below for the 30-day period ended September 30, 2003, computed as described above, were as follows:

Class A

Class C

Class Y

Arizona Tax Free Fund

5.85%

5.22%

6.26%

California Intermediate Tax Free Fund

4.62

--

4.87

California Tax Free Fund

6.08

5.42

6.49

Colorado Intermediate Tax Free Fund

4.36

--

4.62

Colorado Tax Free Fund

5.78

5.14

6.19

Intermediate Tax Free Fund

4.49

--

4.72

Minnesota Intermediate Tax Free Fund

4.76

--

5.01

Minnesota Tax Free Fund

6.03

5.38

6.44

Missouri Tax Free Fund

5.06

4.42

5.45

Nebraska Tax Free Fund

5.26

4.61

5.67

Ohio Tax Free Fund

5.42

4.83

5.82

Oregon Intermediate Tax Free Fund

4.45

--

4.70

Short Tax Free Fund

2.55

--

2.78

Tax Free Fund

5.42

4.83

5.78

_________________________________

--

No yield as there was no dividend earned in the preceding 30 days.

(1)

Reflects information of Firstar Missouri Tax Exempt Bond Fund which consummated a reorganization transaction with First American Missouri Tax Free Fund on September 24, 2001. Firstar Missouri Tax Exempt Bond Fund is the accounting survivor.

Certain Performance Comparisons. In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds’ shares, including data from Lipper, Inc. (“Lipper”), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper or such other database services.

Historical Distribution Rates. The Funds’ historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one-year period ended September 30, 2003, the historical distribution rates of the Class A, Class B, Class C, Class Y and Class S Shares of the Funds were as set forth below.

	Class A	Class B	Class C	Class Y	Class S
Balanced Fund	1.55	0.96	0.98	1.87	1.64
Equity Income Fund	1.53	0.97	0.98	1.84	1.60
Large Cap Growth Opportunities Fund	0.21	0.01	0.08	0.32	0.23
Large Cap Value Fund	1.12	0.56	0.54	1.41	1.19
Equity Index Fund	1.02	0.43	0.44	1.31	1.08
Mid Cap Index Fund	0.40	0.03	0.03	0.62	0.42
Small Cap Index Fund	0.36	0.06	0.06	0.57	0.38
Small Cap Growth Opportunities Fund	0.00	0.00	0.00	0.00	0.00
Mid Cap Growth Opportunities Fund	0.00	0.00	0.00	0.00	0.00
Mid Cap Value Fund	0.72	0.33	0.31	0.96	0.78
Small Cap Select Fund	0.00	0.00	0.00	0.00	0.00
Small Cap Value Fund	0.02	0.00	0.00	0.14	0.04
International Fund	0.00	0.00	0.00	0.00	0.00
Real Estate Securities Fund	4.12	3.71	3.81	4.54	4.34
Technology Fund	0.00	0.00	0.00	0.00	0.00
Corporate Bond Fund	4.80	4.30	4.29	5.25	5.01
Core Bond Fund	3.79	3.24	3.18	4.21	3.96
Intermediate Term Bond Fund	3.78	NA	NA	4.02	3.87
Short Term Bond Fund	2.90	NA	NA	3.11	2.97
High Income Bond Fund	7.27	6.93	6.86	7.84	7.59
U.S. Government Mortgage Fund	4.00	3.46	3.47	4.42	4.19
Arizona Tax Free Fund	3.78	NA	3.52	4.19	NA
California Intermediate Tax Free Fund	3.72	NA	NA	3.94	NA
California Tax Free Fund	3.95	NA	3.69	4.37	NA
Colorado Intermediate Tax Free Fund	3.82	NA	NA	4.06	NA
Colorado Tax Free Fund	3.94	NA	3.69	4.35	NA
Intermediate Tax Free Fund	3.73	NA	NA	3.96	NA

Minnesota Intermediate Tax Free Fund	3.88	NA	NA	4.13	NA
Minnesota Tax Free Fund	3.82	NA	3.58	4.24	NA
Missouri Tax Free Fund	3.48	NA	3.30	3.88	NA
Nebraska Tax Free Fund	3.60	NA	3.37	4.00	NA
Oregon Intermediate Tax Free Fund	3.57	NA	NA	3.80	NA
Tax Free Fund	4.02	NA	3.78	4.44	NA
Ohio Tax Free Fund	3.35	NA	3.10	3.73	NA
Short Tax Free Fund	NA	NA	NA	NA	NA
Intermediate Government Bond Fund	NA	NA	NA	NA	NA
Large Cap Select Fund	NA	NA	NA	NA	NA

NA =  Share class does not exist or Fund has not been offered for 12 month period ended September 30, 2003.

Annualized Current Distribution Rates. The Funds’ annualized current distribution rates are computed by dividing a Fund’s income dividends for a specified month (or three-month period, in the case of an Equity Fund) by the number of days in that month (or three-month period, in the case of an Equity Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized  current distribution rates for the one or three-month period (as appropriate) ended September 30, 2002, were as set forth below.

Class A Class B Class C Class Y Class S

Balanced Fund 1.72% 1.10% 1.10% 2.06% 1.82%
Equity Income Fund 1.16 0.52 0.50 1.46 1.23
Large Cap Growth Opportunities Fund - - - - -
Large Cap Value Fund 1.61 0.99 0.95 1.95 1.71
Equity Index Fund 1.14 0.49 0.48 1.46 1.21
Mid Cap Index Fund 0.40 0.00 0.00 0.66 0.41
Small Cap Index Fund 0.08 0.00 0.00 0.33 0.10
Small Cap Growth Opportunities Fund - - - - -
Mid Cap Growth Opportunities Fund - - - - -
Mid Cap Value Fund 0.56 - - 0.83 0.59
Small Cap Select Fund - - - - -
Small Cap Value Fund - - - - -
International Fund - - - - -
Real Estate Securities Fund 4.12 3.71 3.81 4.54 4.34
Technology Fund - - - - -
Corporate Bond Fund 4.61 4.10 4.08 5.05 4.80
Core Bond Fund 3.40 2.86 2.81 3.79 3.55
Intermediate Term Bond Fund 3.62 NA NA 3.85 3.70
Short Term Bond Fund 2.53 NA NA 2.73 2.59
High Income Bond Fund 7.42 6.93 6.86 7.84 7.59
U.S. Government Mortgage Fund 4.00 3.46 3.47 4.42 4.19
Arizona Tax Free Fund 3.78 NA 3.52 4.19 NA
California Intermediate Tax Free Fund 3.82 NA NA 4.06 NA
California Tax Free Fund 3.95 NA 3.69 4.37 NA
Colorado Intermediate Tax Free Fund 3.82 NA NA 4.06 NA
Colorado Tax Free Fund 3.94 NA 3.69 4.35 NA
Intermediate Tax Free Fund 3.73 NA NA 3.96 NA
Minnesota Intermediate Tax Free Fund 3.88 NA NA 4.13 NA
Minnesota Tax Free Fund 3.82 NA 3.58 4.24 NA
Missouri Tax Free Fund 3.48 NA 3.30 3.88 NA
Nebraska Tax Free Fund 3.60 NA 3.37 4.00 NA
Oregon Intermediate Tax Free Fund 3.57 NA NA 3.80 NA
Tax Free Fund 4.02 NA 3.78 4.44 NA
Ohio Tax Free Fund 3.35 NA 3.10 3.73 NA
Short Tax Free Fund NA NA NA NA NA
Intermediate Government Bond Fund NA NA NA NA NA
Large Cap Select Fund NA NA NA NA NA

NA =  Share class does not exist or Fund has not been offered for 12 month period ended September 30, 2003.

Tax Equivalent Distribution Rates. The tax equivalent distribution rate for a Tax Free Fund is computed by dividing that portion of such a Fund’s annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Based upon the maximum federal or combined federal/state income tax rates set forth above under “— Tax Exempt vs. Taxable Income,” the annualized current distribution rates for the month ended September 30, 2003, for each class of the Tax Free Funds were as set forth below.

Class A

Class C

Class Y

Arizona Tax Free Fund

6.13%

5.71%

6.79%

California Intermediate Tax Free Fund

6.32

--

6.69

California Tax Free Fund

6.71

6.26

7.42

Colorado Intermediate Tax Free Fund

6.17

--

6.56

Colorado Tax Free Fund

6.37

5.96

7.03

Intermediate Tax Free Fund

5.74

--

6.09

Minnesota Intermediate Tax Free Fund

6.48

--

6.89

Minnesota Tax Free Fund

6.38

5.98

7.08

Missouri Tax Free Fund

5.70

5.40

6.35

Nebraska Tax Free Fund

5.95

5.57

6.61

Ohio Tax Free Fund

5.57

5.16

6.21

Oregon Intermediate Tax Free Fund

6.04

--

6.43

Short Tax Free Fund

--

--

--

Tax Free Fund

6.18

5.82

6.83

--    Share class does not exist or Fund has not been offered for 12 month period ended September 30, 2003.

TAXATION

Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if  it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price” as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

If one of the Tax Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investments companies.

When a Fund lends portfolio securities to a borrower as described above in “Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.  Such payments in lieu of dividends are taxable as ordinary income.

It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see “Managing Your Investment — Exchanging Shares” in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder’s gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder’s gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes of (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

With respect to the Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. § 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and  trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund are not aware of any decision in which a court has held that a state’s exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable under this Minnesota statutory provision.

REDUCING SALES CHARGES

Class A Sales Charge

The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

Quantity Discounts and Accumulated Purchases:  Each Fund will combine purchases made by an investor, the investor’s spouse, and the investor’s children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A shares of any other First American fund (other than a money market fund), or funds managed by Country Capital Management Company that you are concurrently purchasing, plus (iii) the higher of the current net asset value or the original purchase price of Class A shares of the Fund or any other First American fund (other than a money market fund) that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

Letter of Intent: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A shares in the Funds, other First American funds (other than money market funds), or funds managed by Country Capital Management Company, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds’ custodian to hold a percentage equal to the Funds’ maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

The amount held in escrow for all FAIF Funds will be applied to the investor’s account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

Sales of Class A Shares at Net Asset Value

Purchases of a Fund’s Class A Shares by the Advisor, the Sub-Advisor, any of their affiliates, or any of their or FAIF’s officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF’s counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund’s Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through “one-stop” mutual fund networks through whi ch the Funds are made available. Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation “wrap” accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and “rabbi trusts”), which plans and trusts purchase through “one-stop” mutual fund networks. In addition, purchases of Class A Shares for an investor’s medical savings account for which U.S. Bank or an affiliate serves in a custodian capacity may be made at net asset value without a sales charge. The Advisor may pay its affiliated Broker-Dealer, U.S. Bancorp Investments, Inc., a commission of up to 1% of your purchase price in connection with net asset value purchases of Class A shares made pursuant to this paragraph.

Class A shares may be purchased without a sales charge by non-retirement accounts if they total $1 million or more.  Your investment professional or financial institution may receive a commission equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.  Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (the “Index Funds”) may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American Funds other than the Index funds.  Note, however, your investment professional or financial institution will only receive a commission equal to the rate required by the investment.  For example, if you invest in excess of $5 million as an initial investment, your investment professional or financial institution may only receive a commission equal to 0.50%.  If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and Profit sharing and Pension plans, which have 200 or more eligible participants. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds’ distributor to perform share distribution services may receive a commission on such sales of the Funds (except from sales of the Index Funds) equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

By Telephone

A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day’s net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day’s net asset value unless the financial institution has been authorized to accept redempti on requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution’s responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds’ agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder’s request, redemption proceeds will be paid by check mailed to the shareholder’s address of record or wire transferred to the shareholder’s account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to $50,000 per day.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrators nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrators and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrators examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrators subsequently send confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrators and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

By Mail

Any shareholder may redeem Fund shares by sending a written request to the Administrators, shareholder servicing agent, or financial institution. The written request should include the shareholder’s name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

•

a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);

•

a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

•

a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

•

any other “eligible guarantor institution,” as defined in the  Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and the Administrators have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Administrators reserve the right to amend these standards at any time without notice.

Redemptions Before Purchase Instruments Clear

When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrators are reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

RATINGS

A rating of a rating service represents that service’s opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

Ratings of Long-Term Corporate Debt Obligations and Municipal Bonds

Standard & Poor’s

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment.  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s

Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Ratings of Municipal Notes

Standard & Poor’s

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

Moody’s. Generally, Moody’s ratings for state and municipal short-term obligations are designated Moody’s Investment Grade (“MIG”); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody’s rating is “VMIG.”

MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

Ratings of Commercial Paper

Standard & Poor’s

Commercial paper ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.  None of the Funds will purchase commercial paper rated A-3 or lower.

A-1:  A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

Prime-1:  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•

Leading market positions in well-established industries.

•

High rates of return on funds employed.

•

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3:  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FINANCIAL STATEMENTS

The financial statements of FAIF included in its Annual Report to shareholders for the fiscal year ended September 30, 2003 are incorporated herein by reference.